UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21591

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2016

One Choice® Portfolio: Very Conservative

One Choice® Portfolio: Conservative

One Choice® Portfolio: Moderate

One Choice® Portfolio: Aggressive

One Choice® Portfolio: Very Aggressive

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed well.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice Portfolio: Very Conservative
Investor Class	AONIX	4.93%	4.52%	4.75%	—	9/30/04
R Class	AORHX	4.39%	—	—	2.34%	3/20/15
One Choice Portfolio: Conservative
Investor Class	AOCIX	3.13%	6.12%	5.58%	—	9/30/04
R Class	AORSX	2.68%	—	—	1.16%	3/20/15
One Choice Portfolio: Moderate
Investor Class	AOMIX	1.62%	7.19%	6.04%	—	9/30/04
R Class	AORMX	1.17%	—	—	0.17%	3/20/15
One Choice Portfolio: Aggressive
Investor Class	AOGIX	0.69%	8.01%	6.43%	—	9/30/04
R Class	AORYX	0.16%	—	—	-0.49%	3/20/15
One Choice Portfolio: Very Aggressive
Investor Class	AOVIX	-0.44%	8.84%	6.35%	—	9/30/04
R Class	AORVX	-0.92%	—	—	-1.26%	3/20/15
Russell 3000 Index	—	4.44%	12.98%	7.82%	—	—
Barclays U.S. Aggregate Bond Index	—	5.94%	3.56%	5.05%	—	—

Average annual returns since inception are presented when ten years of performance history is not available.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

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Growth of $10,000 Over 10 Years of One Choice Portfolio: Very Conservative
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $15,904

Russell 3000 Index — $21,244

Barclays U.S. Aggregate Bond Index — $16,380

Growth of $10,000 Over 10 Years of One Choice Portfolio: Conservative
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $17,220

Russell 3000 Index — $21,244

Barclays U.S. Aggregate Bond Index — $16,380

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

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Growth of $10,000 Over 10 Years of One Choice Portfolio: Moderate
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $17,992

Russell 3000 Index — $21,244

Barclays U.S. Aggregate Bond Index — $16,380

Growth of $10,000 Over 10 Years of One Choice Portfolio: Aggressive
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $18,664

Russell 3000 Index — $21,244

Barclays U.S. Aggregate Bond Index — $16,380

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

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Growth of $10,000 Over 10 Years of One Choice Portfolio: Very Aggressive
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $18,515

Russell 3000 Index — $21,244

Barclays U.S. Aggregate Bond Index — $16,380

Total Annual Fund Operating Expenses
	Investor Class	R Class
One Choice Portfolio: Very Conservative	0.68%	1.18%
One Choice Portfolio: Conservative	0.76%	1.26%
One Choice Portfolio: Moderate	0.88%	1.38%
One Choice Portfolio: Aggressive	0.98%	1.48%
One Choice Portfolio: Very Aggressive	1.04%	1.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

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Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and David MacEwen

Performance Summary

For the fiscal year ended July 31, 2016, returns of the One Choice® Target Risk Portfolios ranged from 4.93%* for One Choice Portfolio: Very Conservative to -0.44% for One Choice Portfolio: Very Aggressive (see pages 3-6 for more detailed performance information). Returns for the 12-month period reflected strong performance of the Portfolios’ fixed-income investments, advances across most U.S.-based equity segments, and declines in non-U.S. equity components.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Market Overview

The reporting period began with pronounced volatility as markets receded in response to the slowing Chinese economy and the potential spillover effects on overall global growth. Equity indices experienced steep losses as investors exited riskier assets following currency devaluation by the Chinese government on the heels of disappointing economic growth data. Concerns about slowing growth reverberated throughout global markets and would serve as an ongoing driver of market returns throughout the period. Equity markets also came under pressure as commodity prices deteriorated in the first half of the fiscal year, with oil prices sinking to their lowest levels since early 2009 on widening oversupply and uncertain future demand. Oil and a number of other commodity prices rebounded somewhat in the second half of the fiscal year, but remained weak from an historical perspective.

Divergence of central bank policies remained a persistent theme throughout the reporting period, with global market headlines and returns dominated by anticipation of and reaction to monetary policy changes. The Federal Reserve (Fed) raised interest rates in December of 2015 for the first time in nearly a decade; in contrast, other central banks around the world pursued aggressive stimulus programs. This is consistent with the fact that economic growth rates in the U.S. continued to outpace those in most of the rest of the world.

Following a broad sell-off early in 2016, equities reversed course as investors took on a more optimistic outlook. Global growth concerns abated somewhat in response to more upbeat economic releases, improving sentiment about China, and rising commodity and oil prices. Accommodative monetary policy of major central banks and further delays in Fed tightening, as well as a weakening U.S. dollar, helped to drive equity market rallies around the globe. Market leadership shifted in early 2016, with value-oriented equities outperforming growth as more defensive names led those typically associated with a cyclical recovery. The close of the period was dominated by uncertainty around “Brexit,” the U.K. referendum about remaining in the European Union (EU). Following a “leave” vote at the end of June, global markets corrected sharply, with virtually all risky asset classes declining amid the uncertainty, with U.K. and European companies among the hardest hit. After a two-day sell-off that erased more than $3 trillion of global stock market value, cooler heads ultimately prevailed and investors adopted a longer-term view of Brexit and its effect on global growth and financial markets, concluding that the impact may not be as dire as originally thought. Global equities rallied in the final month of the reporting period, as investors shook off mounting geopolitical risks and tumbling oil prices, focusing instead on additional central bank stimulus on the horizon.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

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In this environment, U.S. equities ended the reporting period with advances, outperforming both developed non-U.S. equities, which produced substantive declines, and emerging markets, which fell more modestly. Within the U.S. market, value led growth stocks across all capitalization ranges, and broad large- and mid-cap indices outperformed their small-cap peers.

Fixed-income investments generally advanced, with positive returns largely generated during the second half of the reporting period. During the first part of the fiscal year, investors’ risk-aversion heightened on concerns about China’s growth rate and its likely impact on the overall health of the global economy. As investors gravitated toward the relative safety of higher-quality fixed-income investments, higher-yielding bonds declined. This preference for less-risky investments continued into 2016. While equities sold off broadly, bonds advanced, led by unhedged, non-U.S. aggregate bond indices, which benefited from supportive monetary policies of global central banks and from U.S.-dollar weakness. For the period as a whole, non-U.S. bonds led bonds in the U.S. Within the broad U.S. bond market, high-quality bonds slightly outperformed high-yield, and longer-duration bonds produced larger advances as compared to those with shorter-durations, with long-term U.S. Treasury securities producing substantial gains.

Portfolio Performance

Each One Choice Target Risk Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See page 10 for the specific underlying fund allocations for each Portfolio.)

The Portfolios’ U.S. equity funds generally contributed positively to performance for the 12-month period, with the exception of Heritage Fund (mid-cap growth) and Small Company Fund, which detracted modestly. Mid Cap Value Fund contributed most in absolute terms, and outperformed its underlying benchmark as a result of stock selection decisions. Growth Fund (large-cap growth), Large Company Value Fund, and Equity Growth Fund (large-cap core) all contributed notably to absolute results; however, all three funds underperformed their respective benchmarks.

Non-U.S. equity performance was mixed. International Growth Fund (not held by Very Conservative Portfolio) was a leading detractor from absolute performance and underperformed its benchmark. NT International Value Fund (not held by Very Conservative Portfolio) had negative absolute returns and was a leading detractor from performance in all Portfolios in which it was held; nevertheless, the fund held up better than its underlying benchmark thanks to effective stock selection decisions across a wide range of sectors and countries. Similarly, Emerging Markets Fund (not held by Very Conservative and Conservative Portfolios) had negative absolute results but outperformed its underlying benchmark. NT Global Real Estate Fund was a leading contributor to performance in every Portfolio except for Very Conservative, whose real estate allocation is the U.S.-focused Real Estate Fund, which also performed well on an absolute basis.

Performance was positive across all the Portfolios’ fixed-income segments, with Diversified Bond Fund contributing the most to return across all Portfolios in which it is represented (all except Very Aggressive). Consistent with the strong performance of high-quality bonds around the globe, International Bond Fund (not held by Aggressive or Very Aggressive Portfolios) made a sizeable contribution to return during the year. Similarly, Global Bond Fund, which is not held by Very Aggressive, was another source of strength. Funds designed to protect against inflation, such as Inflation-Adjusted Bond Fund and Short Duration Inflation Protection Bond Fund (neither was held by Very Aggressive Portfolio) also performed well. Diversified Bond Fund, International Bond Fund, and High-Yield Fund (also not held by Very Aggressive) underperformed their underlying fund benchmarks.

Portfolio Strategy

Each Portfolio has a “neutral” asset mix (the target allocations for stocks, bonds, and cash- equivalent investments) that remains fixed over time. Our management approach involves making

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modest tactical adjustments to each Portfolio’s actual asset mix to add value and improve the Portfolios’ ability to meet their investment objectives.

Throughout the reporting period we maintained an overweight exposure to equities, with a corresponding decrease to Diversified Bond Fund (not held by Very Aggressive Portfolio) within the fixed-income segment weighting, while remaining underweight to cash. Within the stock allocation, for much of the period we maintained an underweight to international equities in favor of U.S. stocks. On balance, this positioning had a mixed effect; high-quality bonds performed well, so it generally detracted modestly to be underweight this space. But within equities, it was beneficial to overweight the U.S. and underweight non-U.S. developed market equities.

A Look Ahead

We believe that global divergence in economic growth and monetary policy by central banks seems likely to continue. Growth remains mostly slower outside the U.S., and non-U.S. monetary policies are generally more stimulative. Capital markets are increasingly taking their cues from global factors rather than focusing on the U.S. Therefore, China continues to be the leading influence on global economic expansion, although the U.K. jumped into the limelight by electing to exit the EU.

U.S. interest rates remain at historically low levels, but higher interest rates appear justified when considering domestic economic factors alone and ignoring global conditions. Falling unemployment, rising wages, higher rents, and improving home prices argue for higher rates. However, what happens in China, Europe, and Japan could have at least as much impact on U.S. interest rates as what happens in the U.S. Global macro headwinds are having more impact on the smaller manufacturing side of the U.S. economy than the larger services side, which is still expanding. The Fed owns a large bond portfolio acquired through past Quantitative Easing (QE) purchases, and will continue to reinvest coupon interest and principal from these bonds, which is likely to help keep interest rates low. While earlier predictions called for two small rate increases during 2016, the market is now pricing in a very low probability of tightening in the wake of Brexit and a lower-than-expected reported growth rate for the second quarter.

Looking ahead, we think that uncertainty in whether the Fed will raise interest rates again, the impact of the Brexit vote, slow global growth (and low corporate profits), and the possible impact from the U.S. presidential election will continue to affect market returns and volatility. While stock valuations on the whole are not terribly compelling, there have been significant rotations and corrections at the industry and sector level going back at least to 2015, creating select investment opportunities. Growth is likely to remain disappointing around much of the globe, particularly for countries with exposure to China and/or commodity markets. While tighter monetary policy and higher rates in the U.S. typically weigh on risk assets such as emerging markets equities, attractive valuations and monetary conditions in many emerging markets countries can lead to compelling investment opportunities.

Given this backdrop, we continue to favor equities over bonds and cash-equivalent investments. Within equities, we maintained a long-running overweight to growth stocks, generally adding to this position over the course of the 12 months. This positioning aided results during a period when growth strongly outperformed value. We remain neutral in terms of market capitalization and are marginally biased to U.S. equities as compared to non-U.S. in all Portfolios aside from Very Conservative.

Our fixed-income positioning reflects our expectation that economic conditions in the U.S. will meet the necessary targets for the Fed to raise interest rates further. We therefore remain underweight to U.S. Treasuries and government agencies in favor of higher-yielding corporate- and mortgage-backed securities. We believe that high-yield corporate bonds remain attractive, and remain overweight to that segment (for those Portfolios whose mandates allow exposure to these instruments).

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Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2016
	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Equity
Core Equity Plus Fund	1.0%	1.9%	4.0%	4.6%	4.8%
Equity Growth Fund	3.9%	7.3%	11.5%	10.5%	12.2%
Growth Fund	3.9%	6.1%	8.3%	12.1%	13.0%
Heritage Fund	1.6%	3.7%	5.4%	7.6%	9.2%
Large Company Value Fund	7.9%	7.9%	9.7%	10.6%	11.5%
Mid Cap Value Fund	5.1%	6.5%	5.9%	5.9%	7.7%
NT Disciplined Growth Fund	1.0%	1.4%	2.0%	3.1%	4.0%
Real Estate Fund	2.5%	—	—	—	—
Small Company Fund	1.0%	1.5%	1.7%	1.7%	6.5%
Emerging Markets Fund	—	—	4.1%	6.7%	7.5%
International Growth Fund	—	5.2%	6.1%	8.2%	9.8%
NT Global Real Estate Fund	—	2.6%	2.4%	3.2%	3.0%
NT International Small-Mid Cap Fund	—	0.9%	1.5%	1.9%	3.0%
NT International Value Fund	—	3.1%	4.6%	5.6%	7.8%
Total Equity	27.9%	48.1%	67.2%	81.7%	100.0%
Fixed Income
Diversified Bond Fund	18.9%	19.3%	12.9%	5.7%	—
High-Yield Fund	2.3%	2.5%	3.4%	5.1%	—
Inflation-Adjusted Bond Fund	9.9%	6.8%	5.9%	3.1%	—
Short Duration Fund	6.9%	—	—	—	—
Short Duration Inflation Protection Bond Fund	12.8%	4.8%	1.0%	1.0%	—
Global Bond Fund	7.9%	6.8%	5.0%	3.1%	—
International Bond Fund	8.0%	6.4%	1.7%	—	—
Total Fixed Income	66.7%	46.6%	29.9%	18.0%	—
U.S. Government Money Market Fund	5.4%	5.3%	2.9%	0.3%	—
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—

(1)	Underlying fund investments represent Investor Class.

(2)	Category is less than 0.05% of total net assets.

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Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/16 - 7/31/16	Effective Annualized Expense Ratio(2)
One Choice Portfolio: Very Conservative
Actual
Investor Class	$1,000	$1,075.80	$0.00	0.00%(3)	$3.66	0.71%
R Class	$1,000	$1,073.10	$2.58	0.50%	$6.24	1.21%
Hypothetical
Investor Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.57	0.71%
R Class	$1,000	$1,022.38	$2.51	0.50%	$6.07	1.21%
One Choice Portfolio: Conservative
Actual
Investor Class	$1,000	$1,086.20	$0.00	0.00%(3)	$4.25	0.82%
R Class	$1,000	$1,084.40	$2.59	0.50%	$6.84	1.32%
Hypothetical
Investor Class	$1,000	$1,024.86	$0.00	0.00%(3)	$4.12	0.82%
R Class	$1,000	$1,022.38	$2.51	0.50%	$6.62	1.32%
One Choice Portfolio: Moderate
Actual
Investor Class	$1,000	$1,099.20	$0.00	0.00%(3)	$4.80	0.92%
R Class	$1,000	$1,096.50	$2.61	0.50%	$7.40	1.42%
Hypothetical
Investor Class	$1,000	$1,024.86	$0.00	0.00%(3)	$4.62	0.92%
R Class	$1,000	$1,022.38	$2.51	0.50%	$7.12	1.42%
One Choice Portfolio: Aggressive
Actual
Investor Class	$1,000	$1,110.70	$0.00	0.00%(3)	$5.30	1.01%
R Class	$1,000	$1,107.70	$2.62	0.50%	$7.91	1.51%
Hypothetical
Investor Class	$1,000	$1,024.86	$0.00	0.00%(3)	$5.07	1.01%
R Class	$1,000	$1,022.38	$2.51	0.50%	$7.57	1.51%
One Choice Portfolio: Very Aggressive
Actual
Investor Class	$1,000	$1,120.30	$0.00	0.00%(3)	$5.69	1.08%
R Class	$1,000	$1,118.10	$2.63	0.50%	$8.32	1.58%
Hypothetical
Investor Class	$1,000	$1,024.86	$0.00	0.00%(3)	$5.42	1.08%
R Class	$1,000	$1,022.38	$2.51	0.50%	$7.92	1.58%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

12

Schedules of Investments

JULY 31, 2016

One Choice Portfolio: Very Conservative

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 50.8%
Diversified Bond Fund Investor Class	6,978,422	$77,600,055
High-Yield Fund Investor Class	1,680,136	9,425,561
Inflation-Adjusted Bond Fund Investor Class	3,402,440	40,693,182
Short Duration Fund Investor Class	2,744,933	28,300,263
Short Duration Inflation Protection Bond Fund Investor Class(2)	5,172,854	52,918,301
		208,937,362
Domestic Equity Funds — 27.9%
Core Equity Plus Fund Investor Class	307,575	3,946,186
Equity Growth Fund Investor Class	563,432	16,181,770
Growth Fund Investor Class	552,723	16,277,691
Heritage Fund Investor Class	297,770	6,649,207
Large Company Value Fund Investor Class	3,570,762	32,708,184
Mid Cap Value Fund Investor Class	1,263,501	20,847,762
NT Disciplined Growth Fund Investor Class	398,241	3,978,433
Real Estate Fund Investor Class	299,809	10,292,427
Small Company Fund Investor Class	285,180	3,767,222
		114,648,882
International Fixed Income Funds — 15.9%
Global Bond Fund Investor Class	3,118,671	32,371,806
International Bond Fund Investor Class	2,456,128	32,912,117
		65,283,923
Money Market Funds — 5.4%
U.S. Government Money Market Fund Investor Class	22,124,371	22,124,371
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $367,797,126)		410,994,538
OTHER ASSETS AND LIABILITIES†		(128)
TOTAL NET ASSETS — 100.0%		$410,994,410

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

13

JULY 31, 2016

One Choice Portfolio: Conservative

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 36.3%
Core Equity Plus Fund Investor Class	1,634,821	$20,974,760
Equity Growth Fund Investor Class	2,805,377	80,570,420
Growth Fund Investor Class	2,285,450	67,306,488
Heritage Fund Investor Class	1,839,726	41,081,083
Large Company Value Fund Investor Class	9,476,566	86,805,342
Mid Cap Value Fund Investor Class	4,313,346	71,170,205
NT Disciplined Growth Fund Investor Class	1,574,823	15,732,485
Small Company Fund Investor Class	1,200,905	15,863,959
		399,504,742
Domestic Fixed Income Funds — 33.4%
Diversified Bond Fund Investor Class	19,103,790	212,434,148
High-Yield Fund Investor Class	4,886,143	27,411,263
Inflation-Adjusted Bond Fund Investor Class	6,282,137	75,134,364
Short Duration Inflation Protection Bond Fund Investor Class(2)	5,186,773	53,060,683
		368,040,458
International Fixed Income Funds — 13.2%
Global Bond Fund Investor Class	7,220,241	74,946,099
International Bond Fund Investor Class	5,268,621	70,599,515
		145,545,614
International Equity Funds — 11.8%
International Growth Fund Investor Class	5,112,911	56,906,703
NT Global Real Estate Fund Investor Class	2,696,079	28,012,258
NT International Small-Mid Cap Fund Investor Class	979,700	10,228,068
NT International Value Fund Investor Class	4,011,149	34,415,656
		129,562,685
Money Market Funds — 5.3%
U.S. Government Money Market Fund Investor Class	58,493,332	58,493,332
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $982,785,744)		1,101,146,831
OTHER ASSETS AND LIABILITIES†		(387)
TOTAL NET ASSETS — 100.0%		$1,101,146,444

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

14

JULY 31, 2016

One Choice Portfolio: Moderate

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 48.5%
Core Equity Plus Fund Investor Class	5,209,669	$66,840,050
Equity Growth Fund Investor Class	6,678,549	191,807,920
Growth Fund Investor Class	4,683,672	137,934,150
Heritage Fund Investor Class	4,012,016	89,588,318
Large Company Value Fund Investor Class	17,644,416	161,622,846
Mid Cap Value Fund Investor Class	5,930,907	97,859,973
NT Disciplined Growth Fund Investor Class	3,317,938	33,146,199
Small Company Fund Investor Class	2,124,220	28,060,948
		806,860,404
Domestic Fixed Income Funds — 23.2%
Diversified Bond Fund Investor Class	19,367,436	215,365,885
High-Yield Fund Investor Class	10,017,141	56,196,162
Inflation-Adjusted Bond Fund Investor Class	8,248,073	98,646,958
Short Duration Inflation Protection Bond Fund Investor Class(2)	1,587,697	16,242,137
		386,451,142
International Equity Funds — 18.7%
Emerging Markets Fund Investor Class	8,009,309	69,360,617
International Growth Fund Investor Class	9,076,480	101,021,218
NT Global Real Estate Fund Investor Class	3,896,832	40,488,088
NT International Small-Mid Cap Fund Investor Class	2,336,587	24,393,963
NT International Value Fund Investor Class	8,874,390	76,142,268
		311,406,154
International Fixed Income Funds — 6.7%
Global Bond Fund Investor Class	7,922,885	82,239,546
International Bond Fund Investor Class	2,152,394	28,842,076
		111,081,622
Money Market Funds — 2.9%
U.S. Government Money Market Fund Investor Class	47,796,163	47,796,163
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,440,894,990)		1,663,595,485
OTHER ASSETS AND LIABILITIES†		(337)
TOTAL NET ASSETS — 100.0%		$1,663,595,148

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

15

JULY 31, 2016

One Choice Portfolio: Aggressive

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 56.1%
Core Equity Plus Fund Investor Class	3,943,469	$50,594,708
Equity Growth Fund Investor Class	4,017,300	115,376,857
Growth Fund Investor Class	4,484,691	132,074,137
Heritage Fund Investor Class	3,710,740	82,860,814
Large Company Value Fund Investor Class	12,600,206	115,417,884
Mid Cap Value Fund Investor Class	3,882,348	64,058,738
NT Disciplined Growth Fund Investor Class	3,391,266	33,878,751
Small Company Fund Investor Class	1,388,706	18,344,810
		612,606,699
International Equity Funds — 25.6%
Emerging Markets Fund Investor Class	8,359,544	72,393,654
International Growth Fund Investor Class	8,022,419	89,289,527
NT Global Real Estate Fund Investor Class	3,356,337	34,872,345
NT International Small-Mid Cap Fund Investor Class	2,031,957	21,213,633
NT International Value Fund Investor Class	7,179,891	61,603,462
		279,372,621
Domestic Fixed Income Funds — 14.9%
Diversified Bond Fund Investor Class	5,646,318	62,787,060
High-Yield Fund Investor Class	9,914,275	55,619,083
Inflation-Adjusted Bond Fund Investor Class	2,801,367	33,504,343
Short Duration Inflation Protection Bond Fund Investor Class(2)	1,085,175	11,101,343
		163,011,829
International Fixed Income Funds — 3.1%
Global Bond Fund Investor Class	3,221,087	33,434,880
Money Market Funds — 0.3%
U.S. Government Money Market Fund Investor Class	2,698,538	2,698,538
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $929,129,669)		1,091,124,567
OTHER ASSETS AND LIABILITIES†		(21)
TOTAL NET ASSETS — 100.0%		$1,091,124,546

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

16

JULY 31, 2016

One Choice Portfolio: Very Aggressive

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 68.9%
Core Equity Plus Fund Investor Class	944,816	$12,121,989
Equity Growth Fund Investor Class	1,085,997	31,189,824
Growth Fund Investor Class	1,125,278	33,139,448
Heritage Fund Investor Class	1,051,431	23,478,454
Large Company Value Fund Investor Class	3,187,783	29,200,095
Mid Cap Value Fund Investor Class	1,195,236	19,721,395
NT Disciplined Growth Fund Investor Class	1,024,103	10,230,787
Small Company Fund Investor Class	1,250,131	16,514,237
		175,596,229
International Equity Funds — 31.1%
Emerging Markets Fund Investor Class	2,196,475	19,021,477
International Growth Fund Investor Class	2,244,716	24,983,685
NT Global Real Estate Fund Investor Class	747,993	7,771,647
NT International Small-Mid Cap Fund Investor Class	722,668	7,544,653
NT International Value Fund Investor Class	2,316,075	19,871,920
		79,193,382
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $198,121,416)		254,789,611
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$254,789,611

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

17

Statements of Assets and Liabilities

JULY 31, 2016
	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate
Assets
Investment securities in affiliates, at value (cost of $367,797,126, $982,785,744 and $1,440,894,990, respectively)	$410,994,538	$1,101,146,831	$1,663,595,485
Cash	21	31	—
Receivable for capital shares sold	289,775	1,588,103	1,384,841
Distributions receivable from affiliates	215,862	503,010	638,384
	411,500,196	1,103,237,975	1,665,618,710

Liabilities
Disbursements in excess of demand deposit cash	—	—	157,302
Payable for investments purchased	434,436	1,731,544	720,270
Payable for capital shares redeemed	71,327	359,953	1,145,734
Distribution and service fees payable	23	34	256
	505,786	2,091,531	2,023,562

Net Assets	$410,994,410	$1,101,146,444	$1,663,595,148

Net Assets Consist of:
Capital (par value and paid-in surplus)	$373,690,682	$986,018,492	$1,446,717,746
Undistributed net investment income	—	375,837	383,352
Accumulated net realized loss	(5,893,684)	(3,608,972)	(6,206,445)
Net unrealized appreciation	43,197,412	118,361,087	222,700,495
	$410,994,410	$1,101,146,444	$1,663,595,148

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice Portfolio: Very Conservative
Investor Class, $0.01 Par Value	$410,937,247	34,342,616	$11.97
R Class, $0.01 Par Value	$57,163	4,775	$11.97
One Choice Portfolio: Conservative
Investor Class, $0.01 Par Value	$1,101,058,439	83,643,491	$13.16
R Class, $0.01 Par Value	$88,005	6,687	$13.16
One Choice Portfolio: Moderate
Investor Class, $0.01 Par Value	$1,662,962,168	114,431,645	$14.53
R Class, $0.01 Par Value	$632,980	43,574	$14.53

See Notes to Financial Statements.

18

JULY 31, 2016
	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Assets
Investment securities in affiliates, at value (cost of $929,129,669 and $198,121,416, respectively)	$1,091,124,567	$254,789,611
Cash	137	45
Receivable for investments sold	158,078	389,636
Receivable for capital shares sold	204,523	44,632
Distributions receivable from affiliates	358,972	—
	1,091,846,277	255,223,924

Liabilities
Payable for investments purchased	358,994	—
Payable for capital shares redeemed	362,584	434,263
Distribution and service fees payable	153	50
	721,731	434,313

Net Assets	$1,091,124,546	$254,789,611

Net Assets Consist of:
Capital (par value and paid-in surplus)	$923,528,516	$202,617,800
Undistributed net investment income	4,941,975	386,566
Accumulated undistributed net realized gain (loss)	659,157	(4,882,950)
Net unrealized appreciation	161,994,898	56,668,195
	$1,091,124,546	$254,789,611

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice Portfolio: Aggressive
Investor Class, $0.01 Par Value	$1,090,738,705	72,001,003	$15.15
R Class, $0.01 Par Value	$385,841	25,521	$15.12
One Choice Portfolio: Very Aggressive
Investor Class, $0.01 Par Value	$254,675,639	16,085,232	$15.83
R Class, $0.01 Par Value	$113,972	7,209	$15.81

See Notes to Financial Statements.

19

Statements of Operations

YEAR ENDED JULY 31, 2016
	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$5,708,925	$16,617,067	$27,536,823

Expenses:
Distribution and service fees - R Class	181	230	1,765
Directors' fees and expenses	13,055	35,138	56,501
	13,236	35,368	58,266

Net investment income (loss)	5,695,689	16,581,699	27,478,557

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(1,703,277)	(5,664,230)	(6,074,080)
Capital gain distributions received from underlying funds	4,268,166	20,373,375	41,434,317
	2,564,889	14,709,145	35,360,237

Change in net unrealized appreciation (depreciation) on investments in underlying funds	10,004,700	3,208,993	(35,269,072)

Net realized and unrealized gain (loss) on affiliates	12,569,589	17,918,138	91,165

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,265,278	$34,499,837	$27,569,722

See Notes to Financial Statements.

20

YEAR ENDED JULY 31, 2016
	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$18,576,509	$3,626,597

Expenses:
Distribution and service fees - R Class	1,003	360
Directors' fees and expenses	36,574	8,649
	37,577	9,009

Net investment income (loss)	18,538,932	3,617,588

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(4,791,265)	(593,705)
Capital gain distributions received from underlying funds	33,315,105	9,314,025
	28,523,840	8,720,320

Change in net unrealized appreciation (depreciation) on investments in underlying funds	(40,041,538)	(13,887,555)

Net realized and unrealized gain (loss) on affiliates	(11,517,698)	(5,167,235)

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,021,234	$(1,549,647)

See Notes to Financial Statements.

21

Statements of Changes in Net Assets

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice Portfolio: Very Conservative		One Choice Portfolio: Conservative
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$5,695,689	$6,419,691	$16,581,699	$17,742,969
Net realized gain (loss)	2,564,889	8,173,335	14,709,145	52,291,120
Change in net unrealized appreciation (depreciation)	10,004,700	(6,585,682)	3,208,993	(31,364,391)
Net increase (decrease) in net assets resulting from operations	18,265,278	8,007,344	34,499,837	38,669,698

Distributions to Shareholders
From net investment income:
Investor Class	(5,515,555)	(6,257,908)	(16,534,853)	(18,048,067)
R Class	(320)	(32)	(493)	(25)
From net realized gains:
Investor Class	(7,559,761)	(5,178,987)	(50,283,970)	(8,617,670)
R Class	(525)	—	(1,800)	—
Decrease in net assets from distributions	(13,076,161)	(11,436,927)	(66,821,116)	(26,665,762)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	23,891,661	30,178,175	107,351,249	86,157,307

Net increase (decrease) in net assets	29,080,778	26,748,592	75,029,970	98,161,243

Net Assets
Beginning of period	381,913,632	355,165,040	1,026,116,474	927,955,231
End of period	$410,994,410	$381,913,632	$1,101,146,444	$1,026,116,474

Undistributed net investment income	—	—	$375,837	$329,484

See Notes to Financial Statements.

22

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice Portfolio: Moderate		One Choice Portfolio: Aggressive
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$27,478,557	$29,778,263	$18,538,932	$20,319,750
Net realized gain (loss)	35,360,237	96,979,810	28,523,840	103,635,077
Change in net unrealized appreciation (depreciation)	(35,269,072)	(43,056,343)	(40,041,538)	(46,585,601)
Net increase (decrease) in net assets resulting from operations	27,569,722	83,701,730	7,021,234	77,369,226

Distributions to Shareholders
From net investment income:
Investor Class	(27,584,477)	(30,074,942)	(17,846,907)	(23,614,774)
R Class	(4,999)	(27)	(1,777)	—
From net realized gains:
Investor Class	(93,272,474)	(2,093,099)	(100,199,123)	(14,398,255)
R Class	(23,007)	—	(14,306)	—
Decrease in net assets from distributions	(120,884,957)	(32,168,068)	(118,062,113)	(38,013,029)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	125,097,011	137,690,228	103,083,599	31,540,414

Net increase (decrease) in net assets	31,781,776	189,223,890	(7,957,280)	70,896,611

Net Assets
Beginning of period	1,631,813,372	1,442,589,482	1,099,081,826	1,028,185,215
End of period	$1,663,595,148	$1,631,813,372	$1,091,124,546	$1,099,081,826

Undistributed net investment income	$383,352	$494,271	$4,941,975	$4,255,122

See Notes to Financial Statements.

23

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice Portfolio: Very Aggressive
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$3,617,588	$4,790,631
Net realized gain (loss)	8,720,320	37,553,759
Change in net unrealized appreciation (depreciation)	(13,887,555)	(18,516,001)
Net increase (decrease) in net assets resulting from operations	(1,549,647)	23,828,389

Distributions to Shareholders
From net investment income:
Investor Class	(5,342,719)	(5,097,597)
R Class	(1,044)	—
From net realized gains:
Investor Class	(29,811,799)	—
R Class	(7,647)	—
Decrease in net assets from distributions	(35,163,209)	(5,097,597)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	22,700,357	(17,465,348)

Net increase (decrease) in net assets	(14,012,499)	1,265,444

Net Assets
Beginning of period	268,802,110	267,536,666
End of period	$254,789,611	$268,802,110

Undistributed net investment income	$386,566	$2,117,122

See Notes to Financial Statements.

24

Notes to Financial Statements

JULY 31, 2016

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative, One Choice Portfolio: Moderate, One Choice Portfolio: Aggressive and One Choice Portfolio: Very Aggressive (collectively, the funds) are five funds in a series issued by the corporation. The funds operate as “funds of funds,” meaning substantially all of the funds’ assets will be invested in other American Century Investments mutual funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The funds will assume the risks associated with their underlying funds. Additional information and attributes of each underlying fund are available at americancentury.com. Each fund's investment objective is to seek the highest total return consistent with its asset mix.

The funds offer the Investor Class and the R Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the funds' assets, which do not vary by class. Sale of the R Class commenced on March 20, 2015.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

25

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative and One Choice Portfolio: Moderate. Distributions from net investment income, if any, are generally declared and paid annually for One Choice Portfolio: Aggressive and One Choice Portfolio: Very Aggressive. Distributions from net realized gains, if any, are generally declared and paid annually for all funds. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds.

Administrative Fees — The corporation's investment advisor, ACIM, does not receive an administrative fee for services provided to the funds.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for the R Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fee is computed and accrued daily based on the R Class's daily net assets and paid monthly in arrears. The fee is used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended July 31, 2016 are detailed in the Statements of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

4. Investment Transactions

Investment transactions for the year ended July 31, 2016 were as follows:

	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Purchases	$112,453,081	$267,617,333	$247,981,754	$169,312,780	$28,497,639
Sales	$91,673,783	$190,131,941	$174,857,234	$132,437,860	$28,028,877

26

5. Capital Share Transactions

The corporation is authorized to issue 4,000,000,000 shares. Transactions in shares of the funds were as follows:

	Year ended July 31, 2016		Year ended July 31, 2015(1)
	Shares	Amount	Shares	Amount
One Choice Portfolio: Very Conservative
Investor Class
Sold	10,249,061	$118,571,218	11,915,396	$141,636,212
Issued in reinvestment of distributions	1,129,995	12,851,096	941,468	11,167,371
Redeemed	(9,347,756)	(107,561,322)	(10,287,876)	(122,650,440)
	2,031,300	23,860,992	2,568,988	30,153,143
R Class
Sold	2,610	29,824	2,088	25,000
Issued in reinvestment of distributions	74	845	3	32
	2,684	30,669	2,091	25,032
Net increase (decrease)	2,033,984	$23,891,661	2,571,079	$30,178,175

One Choice Portfolio: Conservative
Investor Class
Sold	18,584,533	$238,494,386	19,285,302	$262,828,525
Issued in reinvestment of distributions	5,219,630	65,491,896	1,924,989	26,156,687
Redeemed	(15,301,229)	(196,696,410)	(14,886,646)	(202,853,530)
	8,502,934	107,289,872	6,323,645	86,131,682
R Class
Sold	5,468	69,378	1,854	25,600
Issued in reinvestment of distributions	183	2,293	2	25
Redeemed	(820)	(10,294)	—	—
	4,831	61,377	1,856	25,625
Net increase (decrease)	8,507,765	$107,351,249	6,325,501	$86,157,307

One Choice Portfolio: Moderate
Investor Class
Sold	19,212,959	$270,531,214	23,115,876	$354,389,468
Issued in reinvestment of distributions	8,564,068	118,897,453	2,070,549	31,669,725
Redeemed	(18,753,088)	(264,938,123)	(16,208,233)	(248,397,576)
	9,023,939	124,490,544	8,978,192	137,661,617
R Class
Sold	50,333	734,079	1,830	28,584
Issued in reinvestment of distributions	2,018	28,006	2	27
Redeemed	(10,609)	(155,618)	—	—
	41,742	606,467	1,832	28,611
Net increase (decrease)	9,065,681	$125,097,011	8,980,024	$137,690,228

(1)	March 20, 2015 (commencement of sale) through July 31, 2015 for the R Class.

27

	Year ended July 31, 2016		Year ended July 31, 2015(1)
	Shares	Amount	Shares	Amount
One Choice Portfolio: Aggressive
Investor Class
Sold	11,801,260	$176,467,556	11,763,689	$196,349,221
Issued in reinvestment of distributions	8,114,234	117,088,398	2,299,528	37,689,248
Redeemed	(12,936,984)	(190,831,256)	(12,137,997)	(202,523,573)
	6,978,510	102,724,698	1,925,220	31,514,896
R Class
Sold	26,379	392,465	1,500	25,518
Issued in reinvestment of distributions	1,114	16,083	—	—
Redeemed	(3,472)	(49,647)	—	—
	24,021	358,901	1,500	25,518
Net increase (decrease)	7,002,531	$103,083,599	1,926,720	$31,540,414

One Choice Portfolio: Very Aggressive
Investor Class
Sold	2,104,160	$32,760,604	2,600,213	$46,873,852
Issued in reinvestment of distributions	2,287,747	34,728,003	282,905	5,044,201
Redeemed	(2,859,320)	(44,875,097)	(3,814,711)	(69,413,906)
	1,532,587	22,613,510	(931,593)	(17,495,853)
R Class
Sold	6,778	106,316	1,644	30,505
Issued in reinvestment of distributions	572	8,691	—	—
Redeemed	(1,785)	(28,160)	—	—
	5,565	86,847	1,644	30,505
Net increase (decrease)	1,538,152	$22,700,357	(929,949)	$(17,465,348)

(1)	March 20, 2015 (commencement of sale) through July 31, 2015 for the R Class.

28

6. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the year ended July 31, 2016 follows:

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Very Conservative
Diversified Bond Fund	$95,506,436	$11,591,707	$31,662,260	$(179,182)	$2,075,209	$77,600,055
High-Yield Fund	—	11,690,530	2,540,607	9,113	390,645	9,425,561
Inflation-Adjusted Bond Fund	38,072,716	4,113,835	2,954,573	(373,434)	566,691	40,693,182
Short Duration Fund	26,522,548	3,380,141	1,677,701	(50,072)	423,762	28,300,263
Short Duration Inflation Protection Bond Fund(3)	30,340,189	24,717,635	3,230,014	(175,977)	—	52,918,301
Core Equity Plus Fund	3,775,892	620,527	123,461	(1,379)	340,865	3,946,186
Equity Growth Fund	13,362,266	3,998,472	565,503	(11,231)	1,005,724	16,181,770
Growth Fund	12,963,439	5,326,781	1,717,095	127,958	800,261	16,277,691
Heritage Fund	8,325,709	1,191,425	1,966,392	(142,249)	838,734	6,649,207
Large Company Value Fund	29,622,911	5,877,567	3,520,940	(197,808)	452,573	32,708,184
Mid Cap Value Fund	21,054,978	3,183,257	3,601,810	(195,449)	2,045,414	20,847,762
NT Disciplined Growth Fund	3,770,299	275,358	60,011	(1,200)	26,532	3,978,433
Real Estate Fund	7,522,879	4,593,017	3,343,571	(53,751)	287,706	10,292,427
Small Company Fund	3,757,119	1,579,560	1,133,555	266,376	11,185	3,767,222
Global Bond Fund	30,386,234	2,308,713	2,019,325	(33,640)	130,803	32,371,806
International Bond Fund	30,433,400	4,052,737	4,935,992	(691,352)	578,867	32,912,117
Prime Money Market Fund	26,496,802	82,298	26,579,100	—	870	—
U.S. Government Money Market Fund	—	23,869,521	1,745,150	—	1,250	22,124,371
	$381,913,817	$112,453,081	$93,377,060	$(1,703,277)	$9,977,091	$410,994,538

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

29

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Conservative
Core Equity Plus Fund	$20,639,612	$2,277,941	$111,420	$(10,118)	$1,831,620	$20,974,760
Equity Growth Fund	67,143,972	18,751,086	790,429	(31,568)	5,716,052	80,570,420
Growth Fund	58,668,843	13,441,459	3,282,061	32,573	3,652,955	67,306,488
Heritage Fund	43,324,692	6,492,214	3,968,918	46,203	4,240,126	41,081,083
Large Company Value Fund	72,593,695	13,571,657	578,009	(26,053)	1,198,655	86,805,342
Mid Cap Value Fund	62,517,733	12,063,363	4,393,751	(343,559)	6,584,823	71,170,205
NT Disciplined Growth Fund	15,676,134	251,299	93,600	(2,714)	106,192	15,732,485
Small Company Fund	15,131,424	1,309,404	328,448	(52,257)	44,615	15,863,959
Diversified Bond Fund	237,581,216	22,370,194	53,604,863	(500,664)	5,628,807	212,434,148
High-Yield Fund	—	31,645,513	5,035,657	33,233	1,093,870	27,411,263
Inflation-Adjusted Bond Fund	92,072,978	2,112,505	23,690,480	(2,745,036)	1,067,886	75,134,364
Short Duration Inflation Protection Bond Fund(3)	—	51,971,377	80,182	(160)	—	53,060,683
Global Bond Fund	72,184,655	1,327,254	2,603,763	(46,121)	309,773	74,946,099
International Bond Fund	66,044,263	3,452,091	5,381,507	(800,028)	1,263,071	70,599,515
International Growth Fund	62,244,919	10,681,013	8,634,583	(300,860)	2,821,410	56,906,703
NT Global Real Estate Fund	20,343,314	11,301,830	6,109,970	(321,869)	709,271	28,012,258
NT International Small-Mid Cap Fund	10,491,999	69,464	187,926	8,640	69,464	10,228,068
NT International Value Fund	40,611,572	5,914,471	7,955,083	(603,872)	646,268	34,415,656
Prime Money Market Fund	68,845,655	2,247	68,847,902	—	2,265	—
U.S. Government Money Market Fund	—	58,610,951	117,619	—	3,319	58,493,332
	$1,026,116,676	$267,617,333	$195,796,171	$(5,664,230)	$36,990,442	$1,101,146,831

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

30

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Moderate
Core Equity Plus Fund	$65,220,788	$7,395,481	$110,554	$(10,867)	$5,748,529	$66,840,050
Equity Growth Fund	173,250,010	33,020,923	3,097,784	(334,679)	13,742,136	191,807,920
Growth Fund	130,173,417	17,620,751	5,487,043	128,268	8,341,269	137,934,150
Heritage Fund	97,551,161	14,451,896	10,792,151	249,793	9,735,107	89,588,318
Large Company Value Fund	140,502,518	20,493,381	934,442	(61,599)	2,257,868	161,622,846
Mid Cap Value Fund	92,078,132	14,150,500	9,676,934	(1,196,145)	9,439,254	97,859,973
NT Disciplined Growth Fund	32,742,545	593,651	—	—	222,680	33,146,199
Small Company Fund	31,730,571	3,003,423	5,423,931	48,216	93,145	28,060,948
Diversified Bond Fund	209,210,200	14,361,183	14,070,162	(80,938)	5,529,758	215,365,885
High-Yield Fund	65,034,786	4,481,948	13,140,669	(1,641,475)	3,413,073	56,196,162
Inflation-Adjusted Bond Fund	97,086,977	1,530,225	3,198,347	(463,403)	1,424,126	98,646,958
Short Duration Inflation Protection Bond Fund(3)	—	15,876,966	—	—	—	16,242,137
Emerging Markets Fund	62,230,687	9,115,354	2,886,871	(192,161)	83,982	69,360,617
International Growth Fund	114,296,683	14,140,028	12,463,572	169,534	5,304,231	101,021,218
NT Global Real Estate Fund	31,422,793	17,916,924	12,564,847	(636,099)	1,111,793	40,488,088
NT International Small-Mid Cap Fund	25,826,252	165,673	1,207,006	47,073	165,673	24,393,963
NT International Value Fund	88,765,041	9,377,399	11,866,734	(959,940)	1,509,029	76,142,268
Global Bond Fund	80,700,068	345,408	3,297,738	(42,955)	345,408	82,239,546
International Bond Fund	31,788,152	2,142,472	8,507,188	(1,096,703)	499,126	28,842,076
Prime Money Market Fund	62,203,336	2,005	62,205,341	—	2,021	—
U.S. Government Money Market Fund	—	47,796,163	—	—	2,932	47,796,163
	$1,631,814,117	$247,981,754	$180,931,314	$(6,074,080)	$68,971,140	$1,663,595,485

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

31

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Aggressive
Core Equity Plus Fund	$50,753,394	$5,291,610	$1,029,460	$(19,546)	$4,393,766	$50,594,708
Equity Growth Fund	105,378,735	23,001,138	6,144,092	(594,981)	8,529,606	115,376,857
Growth Fund	127,296,401	20,218,124	10,992,131	215,540	8,162,715	132,074,137
Heritage Fund	91,669,705	12,175,554	8,970,794	949,623	9,351,409	82,860,814
Large Company Value Fund	105,510,055	17,079,183	8,675,693	(443,224)	1,674,835	115,417,884
Mid Cap Value Fund	63,464,904	10,343,181	10,793,798	(1,004,117)	6,440,075	64,058,738
NT Disciplined Growth Fund	34,150,967	531,566	594,402	(11,888)	227,296	33,878,751
Small Company Fund	24,819,101	2,837,733	7,112,533	901,238	72,041	18,344,810
Emerging Markets Fund	67,481,883	9,689,279	5,519,476	(383,018)	93,781	72,393,654
International Growth Fund	99,151,152	11,004,357	6,982,446	376,089	4,810,608	89,289,527
NT Global Real Estate Fund	32,589,392	12,591,928	13,599,181	(613,671)	1,008,541	34,872,345
NT International Small-Mid Cap Fund	22,873,713	150,128	1,450,322	45,601	150,128	21,213,633
NT International Value Fund	69,621,791	6,449,121	5,688,268	(443,249)	1,253,538	61,603,462
Diversified Bond Fund	57,726,506	16,763,762	13,456,542	69,063	1,633,020	62,787,060
High-Yield Fund	66,009,514	6,483,909	17,017,328	(2,058,809)	3,464,977	55,619,083
Inflation-Adjusted Bond Fund	44,353,140	825,704	14,239,013	(1,743,858)	484,053	33,504,343
Short Duration Inflation Protection Bond Fund(3)	—	10,851,402	—	—	—	11,101,343
Global Bond Fund	33,403,038	326,470	2,134,494	(32,058)	140,951	33,434,880
Prime Money Market Fund	2,829,059	93	2,829,152	—	94	—
U.S. Government Money Market Fund	—	2,698,538	—	—	180	2,698,538
	$1,099,082,450	$169,312,780	$137,229,125	$(4,791,265)	$51,891,614	$1,091,124,567

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

32

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Very Aggressive
Core Equity Plus Fund	$12,875,007	$1,105,579	$755,964	$(36,493)	$1,105,579	$12,121,989
Equity Growth Fund	31,615,392	4,738,578	3,022,561	(236,732)	2,457,799	31,189,824
Growth Fund	35,616,478	3,188,703	3,680,954	655,818	2,154,592	33,139,448
Heritage Fund	24,332,337	2,956,899	819,077	6,504	2,585,676	23,478,454
Large Company Value Fund	28,261,774	3,910,560	3,222,341	(114,855)	444,417	29,200,095
Mid Cap Value Fund	21,329,092	2,208,241	4,045,475	(250,395)	2,046,742	19,721,395
NT Disciplined Growth Fund	10,946,709	72,065	715,805	(14,555)	72,065	10,230,787
Small Company Fund	17,254,727	3,332,837	4,164,500	(648,157)	49,899	16,514,237
Emerging Markets Fund	19,074,942	1,338,440	1,542,654	(88,933)	24,577	19,021,477
International Growth Fund	28,543,448	2,786,223	2,215,751	318,713	1,356,297	24,983,685
NT Global Real Estate Fund	8,141,211	875,778	1,982,134	(51,026)	181,455	7,771,647
NT International Small-Mid Cap Fund	8,099,144	150,922	579,508	486	53,442	7,544,653
NT International Value Fund	22,711,848	1,832,814	1,875,858	(134,080)	408,082	19,871,920
	$268,802,109	$28,497,639	$28,622,582	$(593,705)	$12,940,622	$254,789,611

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets. As of July 31, 2016, One Choice Portfolio: Moderate and One Choice Portfolio: Aggressive owned 40% and 30%, respectively, of the shares of Core Equity Plus Fund.

8. Fair Value Measurements

The funds’ investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

33

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	2016		2015
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term capital gains	Ordinary Income	Long-term capital gains
One Choice Portfolio: Very Conservative	$5,592,306	$7,483,855	$6,628,992	$4,807,935
One Choice Portfolio: Conservative	$16,535,346	$50,285,770	$18,106,221	$8,559,541
One Choice Portfolio: Moderate	$27,589,476	$93,295,481	$30,204,542	$1,963,526
One Choice Portfolio: Aggressive	$22,169,992	$95,892,121	$24,107,514	$13,905,515
One Choice Portfolio: Very Aggressive	$5,343,763	$29,819,446	$5,097,597	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate
Federal tax cost of investments	$376,868,564	$1,002,062,663	$1,484,539,216
Gross tax appreciation of investments	$34,868,464	$105,145,153	$195,337,951
Gross tax depreciation of investments	(742,490)	(6,060,985)	(16,281,682)
Net tax appreciation (depreciation) of investments	$34,125,974	$99,084,168	$179,056,269
Undistributed ordinary income	—	$375,837	$383,352
Accumulated long-term gains	$3,177,754	$15,667,947	$37,437,781

	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Federal tax cost of investments	$958,585,686	$211,540,642
Gross tax appreciation of investments	$146,198,961	$46,757,796
Gross tax depreciation of investments	(13,660,080)	(3,508,827)
Net tax appreciation (depreciation) of investments	$132,538,881	$43,248,969
Undistributed ordinary income	$4,941,975	$386,566
Accumulated long-term gains	$30,115,174	$8,536,276

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

34

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Very Conservative
Investor Class
2016	$11.82	0.18	0.38	0.56	(0.17)	(0.24)	(0.41)	$11.97	4.93%	0.00%(4)	1.52%	24%	$410,937
2015	$11.94	0.21	0.03	0.24	(0.20)	(0.16)	(0.36)	$11.82	2.07%	0.00%(4)	1.73%	24%	$381,889
2014	$11.56	0.20	0.48	0.68	(0.20)	(0.10)	(0.30)	$11.94	5.99%	0.00%(4)	1.74%	12%	$355,165
2013	$11.38	0.20	0.26	0.46	(0.20)	(0.08)	(0.28)	$11.56	4.04%	0.00%(4)	1.75%	28%	$351,627
2012	$11.02	0.24	0.37	0.61	(0.24)	(0.01)	(0.25)	$11.38	5.66%	0.00%(4)	2.14%	13%	$295,065
R Class
2016	$11.82	0.11	0.39	0.50	(0.11)	(0.24)	(0.35)	$11.97	4.39%	0.50%	1.02%	24%	$57
2015(5)	$11.97	0.02	(0.15)	(0.13)	(0.02)	—	(0.02)	$11.82	(1.13)%	0.50%(6)	0.40%(6)	24%(7)	$25
One Choice Portfolio: Conservative
Investor Class
2016	$13.66	0.21	0.17	0.38	(0.21)	(0.67)	(0.88)	$13.16	3.13%	0.00%(4)	1.63%	19%	$1,101,058
2015	$13.48	0.24	0.31	0.55	(0.25)	(0.12)	(0.37)	$13.66	4.09%	0.00%(4)	1.77%	22%	$1,026,091
2014	$12.66	0.24	0.82	1.06	(0.24)	—	(0.24)	$13.48	8.43%	0.00%(4)	1.85%	2%	$927,955
2013	$11.79	0.23	0.87	1.10	(0.23)	—	(0.23)	$12.66	9.42%	0.00%(4)	1.86%	3%	$746,126
2012	$11.41	0.25	0.39	0.64	(0.26)	—	(0.26)	$11.79	5.71%	0.00%(4)	2.24%	12%	$573,351
R Class
2016	$13.65	0.13	0.20	0.33	(0.15)	(0.67)	(0.82)	$13.16	2.68%	0.50%	1.13%	19%	$88
2015(5)	$13.81	0.01	(0.16)	(0.15)	(0.01)	—	(0.01)	$13.65	(1.06)%	0.50%(6)	0.28%(6)	22%(7)	$25

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Moderate
Investor Class
2016	$15.48	0.25	(0.06)	0.19	(0.26)	(0.88)	(1.14)	$14.53	1.62%	0.00%(4)	1.75%	11%	$1,662,962
2015	$14.96	0.29	0.55	0.84	(0.30)	(0.02)	(0.32)	$15.48	5.66%	0.00%(4)	1.91%	20%	$1,631,785
2014	$13.79	0.27	1.17	1.44	(0.27)	—	(0.27)	$14.96	10.51%	0.00%(4)	1.88%	3%	$1,442,589
2013	$12.27	0.24	1.52	1.76	(0.24)	—	(0.24)	$13.79	14.48%	0.00%(4)	1.81%	3%	$1,133,569
2012	$12.01	0.23	0.26	0.49	(0.23)	—	(0.23)	$12.27	4.21%	0.00%(4)	1.95%	16%	$869,723
R Class
2016	$15.47	0.19	(0.07)	0.12	(0.18)	(0.88)	(1.06)	$14.53	1.17%	0.50%	1.25%	11%	$633
2015(5)	$15.63	0.02	(0.16)	(0.14)	(0.02)	—	(0.02)	$15.47	(0.92)%	0.50%(6)	0.28%(6)	20%(7)	$28
One Choice Portfolio: Aggressive
Investor Class
2016	$16.90	0.26	(0.23)	0.03	(0.27)	(1.51)	(1.78)	$15.15	0.69%	0.00%(4)	1.76%	12%	$1,090,739
2015	$16.30	0.31	0.89	1.20	(0.37)	(0.23)	(0.60)	$16.90	7.44%	0.00%(4)	1.87%	29%	$1,099,057
2014	$14.75	0.28	1.52	1.80	(0.25)	—	(0.25)	$16.30	12.26%	0.00%(4)	1.77%	5%	$1,028,185
2013	$12.68	0.23	2.05	2.28	(0.21)	—	(0.21)	$14.75	18.15%	0.00%(4)	1.67%	5%	$852,907
2012	$12.58	0.20	0.10	0.30	(0.20)	—	(0.20)	$12.68	2.50%	0.00%(4)	1.65%	14%	$566,200
R Class
2016	$16.87	0.16	(0.21)	(0.05)	(0.19)	(1.51)	(1.70)	$15.12	0.16%	0.50%	1.26%	12%	$386
2015(5)	$17.01	0.01	(0.15)	(0.14)	—	—	—	$16.87	(0.82)%	0.50%(6)	0.23%(6)	29%(7)	$25

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Very Aggressive
Investor Class
2016	$18.47	0.23	(0.42)	(0.19)	(0.37)	(2.08)	(2.45)	$15.83	(0.44)%	0.00%(4)	1.47%	11%	$254,676
2015	$17.28	0.31	1.21	1.52	(0.33)	—	(0.33)	$18.47	8.87%	0.00%(4)	1.72%	42%	$268,772
2014	$15.30	0.24	1.89	2.13	(0.15)	—	(0.15)	$17.28	13.94%	0.00%(4)	1.45%	8%	$267,537
2013	$12.62	0.18	2.63	2.81	(0.13)	—	(0.13)	$15.30	22.42%	0.00%(4)	1.29%	16%	$234,629
2012	$12.62	0.12	—(8)	0.12	(0.12)	—	(0.12)	$12.62	1.05%	0.00%(4)	1.02%	13%	$193,193
R Class
2016	$18.44	0.13	(0.40)	(0.27)	(0.28)	(2.08)	(2.36)	$15.81	(0.92)%	0.50%	0.97%	11%	$114
2015(5)	$18.59	(0.01)	(0.14)	(0.15)	—	—	—	$18.44	(0.81)%	0.50%(6)	(0.18)%(6)	42%(7)	$30

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	March 20, 2015 (commencement of sale) through July 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2015.

(8)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Asset Allocation Portfolios, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative, One Choice Portfolio: Moderate, One Choice Portfolio: Aggressive, and One Choice Portfolio: Very Aggressive, five of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”), as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2016

38

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

40

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

41

Approval of Management Agreement

At a meeting held on June 29, 2016, the Funds’ Board of Directors (the “Board) unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.
In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided by the Advisor to each Fund;

•	the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of each Fund, including data comparing each Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning each Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ other service providers;

•	financial data showing the cost of services provided to each Fund and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by each Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Funds.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.
Factors Considered
The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval of the management agreement. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

42

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing each Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.
Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified with respect to a fund, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Funds’ performance was above each Fund’s respective benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. Taking all of these factors into consideration, the Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.
Shareholder and Other Services. Under the management agreement, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well

43

as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.
Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the Funds’ management agreement, and the reasonableness of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.
Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.
Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund indirectly bears its pro rata share of the expenses incurred by the underlying funds. Each underlying fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel), as well as expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board concluded that the underlying fund expenses incurred by each Fund were reasonable in light of the services provided to each Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.
Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Board received confirmation from the Advisor that all such payments by the Funds intended for distribution were made pursuant to each Fund’s 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

44

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.
Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management agreement between the Funds and the Advisor is fair and reasonable in light of the services provided and should be renewed.

45

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds’ investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s
website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

46

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2016.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2016 as qualified for the corporate dividends received deduction.

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$1,254,513	$4,516,451	$9,037,647	$6,747,827	$1,916,734

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2016.

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$54,482	—	—	$4,317,913	—

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2016.

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$7,670,229	$50,285,770	$93,295,481	$95,892,121	$29,819,446

For the fiscal year ended July 31, 2106, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice Portfolio: Very Conservative	—	—	—	—
One Choice Portfolio: Conservative	$161,685	0.0019	$971,322	0.0116
One Choice Portfolio: Moderate	$341,795	0.0030	$2,155,208	0.0188
One Choice Portfolio: Aggressive	$296,725	0.0041	$1,839,455	0.0255
One Choice Portfolio: Very Aggressive	$91,210	0.0057	$584,390	0.0363

The funds utilized the following earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction (tax equalization).

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$344,239	—	—	—	—

47

Notes

48

Contact Us	americancentury.com
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American Century Asset Allocation Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90168 1609

Annual Report

July 31, 2016

One Choice® In Retirement Portfolio

One Choice® 2020 Portfolio

One Choice® 2025 Portfolio

One Choice® 2030 Portfolio

One Choice® 2035 Portfolio

One Choice® 2040 Portfolio

One Choice® 2045 Portfolio

One Choice® 2050 Portfolio

One Choice® 2055 Portfolio

One Choice® 2060 Portfolio

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed well.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice In Retirement Portfolio
Investor Class	ARTOX	2.76%	6.06%	5.52%	—	8/31/04
S&P Target Date Retirement Income Index	—	3.68%	4.77%	4.58%	—	—
Institutional Class	ATTIX	2.97%	6.26%	5.73%	—	8/31/04
A Class	ARTAX				—	8/31/04
No sales charge		2.50%	5.80%	5.26%	—
With sales charge		-3.39%	4.55%	4.64%	—
C Class	ATTCX	1.78%	5.00%	—	5.81%	3/1/10
R Class	ARSRX	2.25%	5.52%	4.99%	—	8/31/04
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2020 Portfolio
Investor Class	ARBVX	2.60%	6.47%	5.04%	5/30/08
S&P Target Date To 2020 Index	—	3.31%	5.76%	4.51%	—
Institutional Class	ARBSX	2.80%	6.69%	5.24%	5/30/08
A Class	ARBMX				5/30/08
No sales charge		2.33%	6.20%	4.77%
With sales charge		-3.56%	4.95%	4.02%
C Class	ARNCX	1.63%	5.41%	6.40%	3/1/10
R Class	ARBRX	2.16%	5.95%	4.52%	5/30/08
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice 2025 Portfolio
Investor Class	ARWIX	2.55%	6.86%	5.86%	—	8/31/04
S&P Target Date To 2025 Index	—	3.10%	6.23%	—	—	—
S&P Target Date 2025 Index	—	2.89%	7.22%	5.65%	—	—
Institutional Class	ARWFX	2.69%	7.07%	6.06%	—	8/31/04
A Class	ARWAX				—	8/31/04
No sales charge		2.28%	6.59%	5.59%	—
With sales charge		-3.59%	5.34%	4.97%	—
C Class	ARWCX	1.42%	5.78%	—	6.80%	3/1/10
R Class	ARWRX	2.03%	6.33%	5.33%	—	8/31/04
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Benchmark data for the S&P Target Date To 2025 Index was first available May 2007.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2030 Portfolio
Investor Class	ARCVX	2.08%	7.26%	5.14%	5/30/08
S&P Target Date To 2030 Index	—	2.90%	6.69%	4.60%	—
Institutional Class	ARCSX	2.29%	7.47%	5.35%	5/30/08
A Class	ARCMX				5/30/08
No sales charge		1.82%	6.98%	4.87%
With sales charge		-4.07%	5.72%	4.11%
C Class	ARWOX	1.03%	6.19%	7.21%	3/1/10
R Class	ARCRX	1.56%	6.72%	4.61%	5/30/08

Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice 2035 Portfolio
Investor Class	ARYIX	1.57%	7.71%	6.12%	—	8/31/04
S&P Target Date To 2035 Index	—	2.52%	7.04%	—	—	—
S&P Target Date 2035 Index	—	2.50%	7.99%	5.76%	—	—
Institutional Class	ARLIX	1.79%	7.94%	6.33%	—	8/31/04
A Class	ARYAX				—	8/31/04
No sales charge		1.31%	7.45%	5.85%	—
With sales charge		-4.49%	6.19%	5.23%	—
C Class	ARLCX	0.59%	6.66%	—	7.71%	3/1/10
R Class	ARYRX	1.11%	7.20%	5.59%	—	8/31/04
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Benchmark data for the S&P Target Date To 2035 Index was first available May 2007.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2040 Portfolio
Investor Class	ARDVX	1.34%	8.17%	5.55%	5/30/08
S&P Target Date To 2040 Index	—	2.33%	7.39%	4.69%	—
Institutional Class	ARDSX	1.55%	8.39%	5.76%	5/30/08
A Class	ARDMX				5/30/08
No sales charge		1.08%	7.89%	5.29%
With sales charge		-4.73%	6.61%	4.53%
C Class	ARNOX	0.29%	7.07%	8.16%	3/1/10
R Class	ARDRX	0.82%	7.63%	5.02%	5/30/08

Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice 2045 Portfolio
Investor Class	AROIX	1.19%	8.50%	6.41%	—	8/31/04
S&P Target Date To 2045 Index	—	2.14%	7.71%	—	—	—
S&P Target Date 2045 Index	—	2.20%	8.42%	5.79%	—	—
Institutional Class	AOOIX	1.40%	8.74%	6.62%	—	8/31/04
A Class	AROAX				—	8/31/04
No sales charge		0.98%	8.25%	6.14%	—
With sales charge		-4.83%	6.97%	5.52%	—
C Class	AROCX	0.19%	7.44%	—	8.50%	3/1/10
R Class	ARORX	0.66%	7.97%	5.87%	—	8/31/04

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Benchmark data for the S&P Target Date To 2045 Index was first available May 2007.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2050 Portfolio
Investor Class	ARFVX	1.09%	8.64%	5.46%	5/30/08
S&P Target Date To 2050 Index	—	1.95%	8.01%	4.92%	—
Institutional Class	ARFSX	1.30%	8.84%	5.68%	5/30/08
A Class	ARFMX				5/30/08
No sales charge		0.83%	8.35%	5.20%
With sales charge		-4.94%	7.08%	4.44%
C Class	ARFDX	0.11%	7.54%	8.62%	3/1/10
R Class	ARFWX	0.64%	8.09%	4.94%	5/30/08

Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2055 Portfolio
Investor Class	AREVX	1.02%	8.81%	8.07%	3/31/11
S&P Target Date To 2055+ Index	—	1.75%	8.29%	7.42%	—
Institutional Class	ARENX	1.23%	9.03%	8.28%	3/31/11
A Class	AREMX				3/31/11
No sales charge		0.76%	8.52%	7.78%
With sales charge		-5.06%	7.25%	6.60%
C Class	AREFX	0.06%	7.74%	7.00%	3/31/11
R Class	AREOX	0.51%	8.28%	7.54%	3/31/11

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2016
	Ticker Symbol	Since Inception	Inception Date
One Choice 2060 Portfolio
Investor Class	ARGVX	10.12%	9/30/15
S&P Target Date To 2055+ Index	—	11.14%	—
Institutional Class	ARGNX	10.27%	9/30/15
A Class	ARGMX		9/30/15
No sales charge		9.84%
With sales charge		3.53%
C Class	ARGHX		9/30/15
No sales charge		9.23%
With sales charge		8.23%
R Class	ARGRX	9.67%	9/30/15

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice In Retirement Portfolio — Investor Class
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $17,126

S&P Target Date Retirement Income Index — $15,650

Growth of $10,000 Over Life of One Choice 2020 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $14,945

S&P Target Date To 2020 Index — $14,347

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice 2025 Portfolio — Investor Class
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $17,686

S&P Target Date 2025 Index — $17,324

Growth of $10,000 Over Life of One Choice 2030 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $15,064

S&P Target Date To 2030 Index — $14,446

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice 2035 Portfolio — Investor Class
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $18,113

S&P Target Date 2035 Index — $17,509

Growth of $10,000 Over Life of One Choice 2040 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $15,557

S&P Target Date To 2040 Index — $14,540

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice 2045 Portfolio — Investor Class
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $18,614

S&P Target Date 2045 Index — $17,554

Growth of $10,000 Over Life of One Choice 2050 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $15,449

S&P Target Date To 2050 Index — $14,806

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over Life of One Choice 2055 Portfolio — Investor Class
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $15,134

S&P Target Date To 2055+ Index — $14,652

Growth of $10,000 Over Life of One Choice 2060 Portfolio — Investor Class
$10,000 investment made September 30, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $11,012

S&P Target Date To 2055+ Index — $11,114

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Annual Fund Operating Expenses
	Investor Class	Institutional Class	A Class	C Class	R Class
One Choice In Retirement Portfolio	0.79%	0.59%	1.04%	1.79%	1.29%
One Choice 2020 Portfolio	0.79%	0.59%	1.04%	1.79%	1.29%
One Choice 2025 Portfolio	0.83%	0.63%	1.08%	1.83%	1.33%
One Choice 2030 Portfolio	0.85%	0.65%	1.10%	1.85%	1.35%
One Choice 2035 Portfolio	0.87%	0.67%	1.12%	1.87%	1.37%
One Choice 2040 Portfolio	0.90%	0.70%	1.15%	1.90%	1.40%
One Choice 2045 Portfolio	0.94%	0.74%	1.19%	1.94%	1.44%
One Choice 2050 Portfolio	0.96%	0.76%	1.21%	1.96%	1.46%
One Choice 2055 Portfolio	0.97%	0.77%	1.22%	1.97%	1.47%
One Choice 2060 Portfolio	0.99%	0.79%	1.24%	1.99%	1.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and David MacEwen

Performance Summary

Each of the nine One Choice® Target Date Portfolios existing for the full fiscal year ended July 31, 2016, advanced, with returns ranging from 2.76%* for the One Choice In Retirement Portfolio to 1.02% for the One Choice 2055 Portfolio. We also introduced the One Choice 2060 Portfolio on September 30, 2015, and it returned 10.12% from inception through July 31, 2016. (see pages 3-17 for more detailed performance information). Returns for the periods reflected strong performance of the Portfolios’ fixed-income investments and advances across most U.S.-based equity segments, which outperformed their non-U.S. counterparts.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Market Overview

The reporting period began with pronounced volatility as markets receded in response to the slowing Chinese economy and the potential spillover effects on overall global growth. Equity indices experienced steep losses as investors exited riskier assets following currency devaluation by the Chinese government on the heels of disappointing economic growth data. Concerns about slowing growth reverberated throughout global markets and would serve as an ongoing driver of market returns throughout the period. Equity markets also came under pressure as commodity prices deteriorated in the first half of the fiscal year, with oil prices sinking to their lowest levels since early 2009 on widening oversupply and uncertain future demand. Oil and a number of other commodity prices rebounded somewhat in the second half of the fiscal year, but remained weak from an historical perspective.

Divergence of central bank policies remained a persistent theme throughout the reporting period, with global market headlines and returns dominated by anticipation of and reaction to monetary policy changes. The Federal Reserve (Fed) raised interest rates in December of 2015 for the first time in nearly a decade; in contrast, other central banks around the world pursued aggressive stimulus programs. This is consistent with the fact that economic growth rates in the U.S. continued to outpace those in most of the rest of the world.

Following a broad sell-off early in 2016, equities reversed course as investors took on a more optimistic outlook. Global growth concerns abated somewhat in response to more upbeat economic releases, improving sentiment about China, and rising commodity and oil prices. Accommodative monetary policy of major central banks and further delays in Fed tightening, as well as a weakening U.S. dollar, helped to drive equity market rallies around the globe. Market leadership shifted in early 2016, with value-oriented equities outperforming growth as more defensive names led those typically associated with a cyclical recovery. The close of the period was dominated by uncertainty around “Brexit,” the U.K. referendum about remaining in the European Union (EU). Following a “leave” vote at the end of June, global markets corrected sharply, with virtually all risky asset classes declining amid the uncertainty, with U.K. and European companies among the hardest hit. After a two-day sell-off that erased more than $3 trillion of global stock market value, cooler heads ultimately prevailed and investors adopted a longer-term view of

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See pages 3-12 for returns for all share classes.

Brexit and its effect on global growth and financial markets, concluding that the impact may not be as dire as originally thought. Global equities rallied in the final month of the reporting period, as investors shook off mounting geopolitical risks and tumbling oil prices, focusing instead on additional central bank stimulus on the horizon.

In this environment, U.S. equities ended the reporting period with advances, outperforming both developed non-U.S. equities, which produced substantive declines, and emerging markets, which fell more modestly. Within the U.S. market, value led growth stocks across all capitalization ranges, and broad large- and mid-cap indices outperformed their small-cap peers.

Fixed-income investments generally advanced, with positive returns largely generated during the second half of the reporting period. During the first part of the fiscal year, investors’ risk-aversion heightened on concerns about China’s growth rate and its likely impact on the overall health of the global economy. As investors gravitated toward the relative safety of higher-quality fixed-income investments, higher-yielding bonds declined. This preference for less-risky investments continued into 2016. While equities sold off broadly, bonds advanced, led by unhedged, non-U.S. aggregate bond indices, which benefited from supportive monetary policies of global central banks and from U.S.-dollar weakness. For the period as a whole, non-U.S. bonds led bonds in the U.S. Within the broad U.S. bond market, high-quality bonds slightly outperformed high-yield, and longer-duration bonds produced larger advances as compared to those with shorter-durations, with long-term U.S. Treasury securities producing substantial gains.

Fund Information

Each One Choice Target Date Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See pages 22-23 for the specific underlying fund allocations for each Portfolio.) A Portfolio’s target date is the approximate year when investors plan to retire and likely would stop making new investments in the fund. The principal value of the investment is not guaranteed at any time, including at the target date. One Choice In Retirement Portfolio is generally intended for investors near, at, or in retirement. There is no guarantee that an investment in any of the funds will provide adequate income at or through an investor’s retirement.

Each target-dated Portfolio seeks the highest total return consistent with its asset mix. Over time, the asset mix and weightings are adjusted to be more conservative. In general, as the target year approaches, each Portfolio’s allocation becomes more conservative by decreasing the allocation to stock funds and increasing the allocation to bond and money market funds. By the time each Portfolio reaches its target date, its target asset mix will become fixed and match that of One Choice In Retirement Portfolio, which seeks current income and capital appreciation.

Portfolio Performance

The Portfolios’ U.S. equity funds generally contributed positively to performance for the period, with the exception of NT Heritage Fund and NT Small Company Fund, which detracted fractionally. NT Mid Cap Value Fund contributed most among all equity funds in absolute terms, and outperformed its underlying benchmark as a result of stock selection decisions. NT Growth Fund, NT Large Company Value Fund, and NT Equity Growth Fund all contributed notably to absolute results; however, all three funds underperformed their respective benchmarks.

Non-U.S. equity performance was mixed. NT International Growth Fund was a leading detractor from absolute performance and underperformed its benchmark. NT International Value Fund had negative absolute returns and was a leading detractor from performance in all Portfolios; nevertheless, the fund held up better than its underlying benchmark thanks to effective stock selection decisions across a wide range of sectors and countries. At the other end of the spectrum, NT Global Real Estate Fund contributed to absolute performance in every Portfolio despite lagging its benchmark.

The Portfolios’ fixed-income holdings contributed meaningfully to performance during the period. NT Diversified Bond Fund contributed most across all equity and fixed-income positions for Portfolios from In Retirement to 2040, and was the leading source of strength among fixed-income holdings in Portfolios dated 2045 and beyond. Consistent with the strong performance of high-quality bonds around the globe, International Bond Fund (not held by Portfolios dated 2040 and further from retirement) made a sizeable contribution to return during the year. Similarly, Global Bond Fund, which is represented in all Portfolios, aided performance. Inflation-Adjusted Bond Fund performed well and contributed positively to performance across all Portfolios, while Short Duration Inflation Protection Bond Fund contributed from the In Retirement Portfolio to Target Date 2035. Strong demand for yield meant below-investment-grade corporate securities also performed well, making the High-Yield Fund a source of strength across all portfolios. Nevertheless, while absolute performance was positive, a number of component funds underperformed their underlying benchmarks, led by High-Yield Fund, NT Diversified Bond Fund, and Global Bond Fund.

A Look Ahead

We believe that global divergence in economic growth and monetary policy by central banks seems likely to continue. Growth remains mostly slower outside the U.S., and non-U.S. monetary policies are generally more stimulative. Capital markets are increasingly taking their cues from global factors rather than focusing on the U.S. Therefore, China continues to be the leading influence on global economic expansion, although the U.K. jumped into the limelight by electing to exit the EU.

U.S. interest rates remain at historically low levels, but higher interest rates appear justified when considering domestic economic factors alone and ignoring global conditions. Falling unemployment, rising wages, higher rents, and improving home prices argue for higher rates. However, what happens in China, Europe, and Japan could have at least as much impact on U.S. interest rates as what happens in the U.S. Global macro headwinds are having more impact on the smaller manufacturing side of the U.S. economy than the larger services side, which is still expanding. The Fed owns a large bond portfolio acquired through past Quantitative Easing (QE) purchases, and will continue to reinvest coupon interest and principal from these bonds, which is likely to help keep interest rates low. While earlier predictions called for two small rate increases during 2016, the market is now pricing in a very low probability of tightening in the wake of Brexit and a lower-than-expected reported growth rate for the second quarter.

Looking ahead, we think that uncertainty in whether the Fed will raise interest rates again, the impact of the Brexit vote, slow global growth (and low corporate profits), and the possible impact from the U.S. presidential election will continue to affect market returns and volatility. While stock valuations on the whole are not terribly compelling, there have been significant rotations and corrections at the industry and sector level going back at least to 2015, creating select investment opportunities. Growth is likely to remain disappointing around much of the globe, particularly for countries with exposure to China and/or commodity markets. While tighter monetary policy and higher rates in the U.S. typically weigh on risk assets such as emerging markets equities, attractive valuations and monetary conditions in many emerging markets countries can lead to compelling investment opportunities.

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2016
	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Equity
NT Core Equity Plus Fund	3.0%	3.0%	3.0%	3.0%	3.2%
NT Disciplined Growth Fund	1.6%	1.8%	2.2%	2.5%	2.9%
NT Equity Growth Fund	10.0%	9.8%	9.5%	9.4%	9.3%
NT Growth Fund	4.6%	5.2%	5.9%	7.1%	8.7%
NT Heritage Fund	2.3%	2.9%	3.9%	4.4%	4.7%
NT Large Company Value Fund	9.5%	9.6%	9.7%	10.2%	10.4%
NT Mid Cap Value Fund	4.5%	5.0%	5.8%	6.0%	6.0%
NT Small Company Fund	2.0%	1.9%	1.8%	2.3%	3.1%
NT Emerging Markets Fund	—	0.9%	1.9%	2.7%	3.2%
NT Global Real Estate Fund	1.0%	1.2%	1.5%	1.7%	2.0%
NT International Growth Fund	4.6%	4.7%	4.9%	5.6%	6.4%
NT International Small-Mid Cap Fund	—	0.3%	0.6%	0.8%	1.1%
NT International Value Fund	2.3%	2.7%	3.4%	4.0%	4.6%
Total Equity	45.4%	49.0%	54.1%	59.7%	65.6%
Fixed Income
High-Yield Fund	3.8%	3.7%	3.5%	3.2%	2.9%
Inflation-Adjusted Bond Fund	1.5%	2.4%	3.6%	4.6%	5.2%
NT Diversified Bond Fund	21.6%	20.8%	19.9%	18.0%	15.7%
Short Duration Inflation Protection Bond Fund	6.0%	4.9%	3.3%	1.8%	0.5%
Global Bond Fund	6.9%	6.4%	5.9%	5.2%	4.6%
International Bond Fund	5.0%	4.7%	4.1%	2.6%	0.6%
Total Fixed Income	44.8%	42.9%	40.3%	35.4%	29.5%
U.S. Government Money Market Fund	9.8%	8.1%	5.6%	4.9%	4.9%
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)	Underlying fund investments represent Institutional Class, except U.S. Government Money Market Fund Investor Class.

(2)	Category is less than 0.05% of total net assets.

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2016
	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
Equity
NT Core Equity Plus Fund	3.4%	3.9%	4.5%	4.5%	4.5%
NT Disciplined Growth Fund	3.1%	3.2%	3.3%	3.5%	3.5%
NT Equity Growth Fund	9.8%	10.3%	10.2%	10.6%	10.7%
NT Growth Fund	9.6%	10.4%	10.8%	11.0%	11.0%
NT Heritage Fund	5.5%	6.4%	6.5%	6.7%	6.7%
NT Large Company Value Fund	11.5%	12.8%	13.5%	14.0%	14.3%
NT Mid Cap Value Fund	6.3%	6.9%	6.9%	6.8%	6.7%
NT Small Company Fund	3.2%	3.0%	3.2%	3.7%	4.0%
NT Emerging Markets Fund	4.1%	4.9%	5.8%	6.4%	6.4%
NT Global Real Estate Fund	2.3%	2.5%	2.8%	3.0%	3.0%
NT International Growth Fund	6.7%	6.8%	6.7%	6.2%	6.1%
NT International Small-Mid Cap Fund	1.4%	1.8%	2.1%	2.5%	2.5%
NT International Value Fund	4.9%	5.1%	5.3%	5.5%	5.6%
Total Equity	71.8%	78.0%	81.6%	84.4%	85.0%
Fixed Income
High-Yield Fund	2.4%	2.1%	1.8%	1.5%	1.5%
Inflation-Adjusted Bond Fund	5.0%	4.2%	3.6%	3.1%	3.0%
NT Diversified Bond Fund	13.4%	11.2%	9.5%	7.9%	7.5%
Global Bond Fund	4.2%	3.8%	3.5%	3.1%	3.0%
Total Fixed Income	25.0%	21.3%	18.4%	15.6%	15.0%
U.S. Government Money Market Fund	3.2%	0.7%	—	—	—
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)	Underlying fund investments represent Institutional Class, except U.S. Government Money Market Fund Investor Class.

(2)	Category is less than 0.05% of total net assets.

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/16 - 7/31/16	Effective Annualized Expense Ratio(2)
One Choice In Retirement Portfolio
Actual
Investor Class	$1,000	$1,082.30	$1.04	0.20%	$4.09	0.79%
Institutional Class	$1,000	$1,082.40	$0.00	0.00%(3)	$3.05	0.59%
A Class	$1,000	$1,080.00	$2.33	0.45%	$5.38	1.04%
C Class	$1,000	$1,076.50	$6.20	1.20%	$9.24	1.79%
R Class	$1,000	$1,078.80	$3.62	0.70%	$6.67	1.29%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$3.97	0.79%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$2.97	0.59%
A Class	$1,000	$1,022.63	$2.26	0.45%	$5.22	1.04%
C Class	$1,000	$1,018.90	$6.02	1.20%	$8.97	1.79%
R Class	$1,000	$1,021.38	$3.52	0.70%	$6.47	1.29%
One Choice 2020 Portfolio
Actual
Investor Class	$1,000	$1,085.10	$1.04	0.20%	$4.25	0.82%
Institutional Class	$1,000	$1,086.10	$0.00	0.00%(3)	$3.22	0.62%
A Class	$1,000	$1,083.30	$2.33	0.45%	$5.54	1.07%
C Class	$1,000	$1,080.50	$6.21	1.20%	$9.41	1.82%
R Class	$1,000	$1,083.40	$3.63	0.70%	$6.84	1.32%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$4.12	0.82%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.12	0.62%
A Class	$1,000	$1,022.63	$2.26	0.45%	$5.37	1.07%
C Class	$1,000	$1,018.90	$6.02	1.20%	$9.12	1.82%
R Class	$1,000	$1,021.38	$3.52	0.70%	$6.62	1.32%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/16 - 7/31/16	Effective Annualized Expense Ratio(2)
One Choice 2025 Portfolio
Actual
Investor Class	$1,000	$1,090.60	$1.04	0.20%	$4.42	0.85%
Institutional Class	$1,000	$1,091.40	$0.00	0.00%(3)	$3.38	0.65%
A Class	$1,000	$1,089.10	$2.34	0.45%	$5.71	1.10%
C Class	$1,000	$1,085.10	$6.22	1.20%	$9.59	1.85%
R Class	$1,000	$1,088.40	$3.63	0.70%	$7.01	1.35%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$4.27	0.85%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.27	0.65%
A Class	$1,000	$1,022.63	$2.26	0.45%	$5.52	1.10%
C Class	$1,000	$1,018.90	$6.02	1.20%	$9.27	1.85%
R Class	$1,000	$1,021.38	$3.52	0.70%	$6.77	1.35%
One Choice 2030 Portfolio
Actual
Investor Class	$1,000	$1,093.00	$1.04	0.20%	$4.53	0.87%
Institutional Class	$1,000	$1,094.90	$0.00	0.00%(3)	$3.49	0.67%
A Class	$1,000	$1,092.30	$2.34	0.45%	$5.83	1.12%
C Class	$1,000	$1,087.50	$6.23	1.20%	$9.71	1.87%
R Class	$1,000	$1,090.40	$3.64	0.70%	$7.12	1.37%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$4.37	0.87%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.37	0.67%
A Class	$1,000	$1,022.63	$2.26	0.45%	$5.62	1.12%
C Class	$1,000	$1,018.90	$6.02	1.20%	$9.37	1.87%
R Class	$1,000	$1,021.38	$3.52	0.70%	$6.87	1.37%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/16 - 7/31/16	Effective Annualized Expense Ratio(2)
One Choice 2035 Portfolio
Actual
Investor Class	$1,000	$1,095.90	$1.04	0.20%	$4.69	0.90%
Institutional Class	$1,000	$1,097.30	$0.00	0.00%(3)	$3.65	0.70%
A Class	$1,000	$1,094.40	$2.34	0.45%	$5.99	1.15%
C Class	$1,000	$1,090.60	$6.24	1.20%	$9.88	1.90%
R Class	$1,000	$1,093.70	$3.64	0.70%	$7.29	1.40%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$4.52	0.90%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.52	0.70%
A Class	$1,000	$1,022.63	$2.26	0.45%	$5.77	1.15%
C Class	$1,000	$1,018.90	$6.02	1.20%	$9.52	1.90%
R Class	$1,000	$1,021.38	$3.52	0.70%	$7.02	1.40%
One Choice 2040 Portfolio
Actual
Investor Class	$1,000	$1,101.50	$1.05	0.20%	$4.86	0.93%
Institutional Class	$1,000	$1,102.40	$0.00	0.00%(3)	$3.82	0.73%
A Class	$1,000	$1,100.70	$2.35	0.45%	$6.16	1.18%
C Class	$1,000	$1,095.20	$6.25	1.20%	$10.05	1.93%
R Class	$1,000	$1,098.90	$3.65	0.70%	$7.46	1.43%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$4.67	0.93%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.67	0.73%
A Class	$1,000	$1,022.63	$2.26	0.45%	$5.92	1.18%
C Class	$1,000	$1,018.90	$6.02	1.20%	$9.67	1.93%
R Class	$1,000	$1,021.38	$3.52	0.70%	$7.17	1.43%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/16 - 7/31/16	Effective Annualized Expense Ratio(2)
One Choice 2045 Portfolio
Actual
Investor Class	$1,000	$1,107.70	$1.05	0.20%	$5.08	0.97%
Institutional Class	$1,000	$1,109.10	$0.00	0.00%(3)	$4.04	0.77%
A Class	$1,000	$1,107.10	$2.36	0.45%	$6.39	1.22%
C Class	$1,000	$1,102.60	$6.27	1.20%	$10.30	1.97%
R Class	$1,000	$1,104.90	$3.66	0.70%	$7.69	1.47%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$4.87	0.97%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.87	0.77%
A Class	$1,000	$1,022.63	$2.26	0.45%	$6.12	1.22%
C Class	$1,000	$1,018.90	$6.02	1.20%	$9.87	1.97%
R Class	$1,000	$1,021.38	$3.52	0.70%	$7.37	1.47%
One Choice 2050 Portfolio
Actual
Investor Class	$1,000	$1,111.20	$1.05	0.20%	$5.20	0.99%
Institutional Class	$1,000	$1,112.00	$0.00	0.00%(3)	$4.15	0.79%
A Class	$1,000	$1,109.40	$2.36	0.45%	$6.50	1.24%
C Class	$1,000	$1,105.70	$6.28	1.20%	$10.42	1.99%
R Class	$1,000	$1,108.50	$3.67	0.70%	$7.81	1.49%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$4.97	0.99%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.97	0.79%
A Class	$1,000	$1,022.63	$2.26	0.45%	$6.22	1.24%
C Class	$1,000	$1,018.90	$6.02	1.20%	$9.97	1.99%
R Class	$1,000	$1,021.38	$3.52	0.70%	$7.47	1.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/16 - 7/31/16	Effective Annualized Expense Ratio(2)
One Choice 2055 Portfolio
Actual
Investor Class	$1,000	$1,114.10	$1.05	0.20%	$5.20	0.99%
Institutional Class	$1,000	$1,115.00	$0.00	0.00%(3)	$4.15	0.79%
A Class	$1,000	$1,112.50	$2.36	0.45%	$6.51	1.24%
C Class	$1,000	$1,108.20	$6.29	1.20%	$10.43	1.99%
R Class	$1,000	$1,111.60	$3.68	0.70%	$7.82	1.49%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$4.97	0.99%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.97	0.79%
A Class	$1,000	$1,022.63	$2.26	0.45%	$6.22	1.24%
C Class	$1,000	$1,018.90	$6.02	1.20%	$9.97	1.99%
R Class	$1,000	$1,021.38	$3.52	0.70%	$7.47	1.49%
One Choice 2060 Portfolio
Actual
Investor Class	$1,000	$1,114.60	$1.05	0.20%	$5.21	0.99%
Institutional Class	$1,000	$1,115.70	$0.00	0.00%(3)	$4.16	0.79%
A Class	$1,000	$1,112.60	$2.36	0.45%	$6.51	1.24%
C Class	$1,000	$1,109.60	$6.29	1.20%	$10.44	1.99%
R Class	$1,000	$1,112.70	$3.68	0.70%	$7.83	1.49%
Hypothetical
Investor Class	$1,000	$1,023.87	$1.01	0.20%	$4.97	0.99%
Institutional Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.97	0.79%
A Class	$1,000	$1,022.63	$2.26	0.45%	$6.22	1.24%
C Class	$1,000	$1,018.90	$6.02	1.20%	$9.97	1.99%
R Class	$1,000	$1,021.38	$3.52	0.70%	$7.47	1.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

Schedules of Investments

JULY 31, 2016

One Choice In Retirement Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 37.5%
NT Core Equity Plus Fund Institutional Class	4,265,282	$58,221,095
NT Disciplined Growth Fund Institutional Class	2,953,235	29,532,355
NT Equity Growth Fund Institutional Class	16,422,026	192,466,140
NT Growth Fund Institutional Class	5,800,080	87,117,199
NT Heritage Fund Institutional Class	3,399,978	43,893,713
NT Large Company Value Fund Institutional Class	16,140,845	182,391,552
NT Mid Cap Value Fund Institutional Class	6,750,866	87,086,178
NT Small Company Fund Institutional Class	4,323,501	39,041,213
		719,749,445
Domestic Fixed Income Funds — 32.9%
High-Yield Fund Institutional Class	13,030,739	73,232,751
Inflation-Adjusted Bond Fund Institutional Class	2,411,784	28,820,815
NT Diversified Bond Fund Institutional Class	37,309,783	413,765,492
Short Duration Inflation Protection Bond Fund Institutional Class	11,157,569	115,146,111
		630,965,169
International Fixed Income Funds — 11.9%
Global Bond Fund Institutional Class	12,745,153	132,677,047
International Bond Fund Institutional Class	7,140,140	95,749,278
		228,426,325
Money Market Funds — 9.8%
U.S. Government Money Market Fund Investor Class	189,203,377	189,203,377
International Equity Funds — 7.9%
NT Global Real Estate Fund Institutional Class	1,938,125	20,156,502
NT International Growth Fund Institutional Class	8,721,256	88,084,685
NT International Value Fund Institutional Class	5,053,187	43,406,874
		151,648,061
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,742,326,598)		1,919,992,377
OTHER ASSETS AND LIABILITIES†		(784)
TOTAL NET ASSETS — 100.0%		$1,919,991,593

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2016

One Choice 2020 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 39.2%
NT Core Equity Plus Fund Institutional Class	4,259,144	$58,137,314
NT Disciplined Growth Fund Institutional Class	3,443,815	34,438,152
NT Equity Growth Fund Institutional Class	16,139,808	189,158,552
NT Growth Fund Institutional Class	6,646,446	99,829,619
NT Heritage Fund Institutional Class	4,291,501	55,403,276
NT Large Company Value Fund Institutional Class	16,231,368	183,414,460
NT Mid Cap Value Fund Institutional Class	7,449,808	96,102,526
NT Small Company Fund Institutional Class	3,986,410	35,997,279
		752,481,178
Domestic Fixed Income Funds — 31.8%
High-Yield Fund Institutional Class	12,594,997	70,783,884
Inflation-Adjusted Bond Fund Institutional Class	3,928,361	46,943,912
NT Diversified Bond Fund Institutional Class	35,981,197	399,031,479
Short Duration Inflation Protection Bond Fund Institutional Class	9,042,741	93,321,085
		610,080,360
International Fixed Income Funds — 11.1%
Global Bond Fund Institutional Class	11,881,652	123,687,996
International Bond Fund Institutional Class	6,650,925	89,188,899
		212,876,895
International Equity Funds — 9.8%
NT Emerging Markets Fund Institutional Class	1,707,779	17,726,743
NT Global Real Estate Fund Institutional Class	2,287,236	23,787,258
NT International Growth Fund Institutional Class	9,009,386	90,994,794
NT International Small-Mid Cap Fund Institutional Class	446,923	4,670,347
NT International Value Fund Institutional Class	6,041,260	51,894,421
		189,073,563
Money Market Funds — 8.1%
U.S. Government Money Market Fund Investor Class	155,720,430	155,720,430
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,765,711,572)		1,920,232,426
OTHER ASSETS AND LIABILITIES†		42,774
TOTAL NET ASSETS — 100.0%		$1,920,275,200

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2016

One Choice 2025 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 41.8%
NT Core Equity Plus Fund Institutional Class	6,206,755	$84,722,212
NT Disciplined Growth Fund Institutional Class	6,120,244	61,202,437
NT Equity Growth Fund Institutional Class	22,595,765	264,822,370
NT Growth Fund Institutional Class	10,975,638	164,854,079
NT Heritage Fund Institutional Class	8,462,632	109,252,578
NT Large Company Value Fund Institutional Class	24,058,004	271,855,441
NT Mid Cap Value Fund Institutional Class	12,493,226	161,162,619
NT Small Company Fund Institutional Class	5,452,047	49,231,984
		1,167,103,720
Domestic Fixed Income Funds — 30.3%
High-Yield Fund Institutional Class	17,467,160	98,165,440
Inflation-Adjusted Bond Fund Institutional Class	8,558,940	102,279,328
NT Diversified Bond Fund Institutional Class	50,024,606	554,772,878
Short Duration Inflation Protection Bond Fund Institutional Class	8,813,706	90,957,441
		846,175,087
International Equity Funds — 12.3%
NT Emerging Markets Fund Institutional Class	5,235,525	54,344,745
NT Global Real Estate Fund Institutional Class	4,093,617	42,573,615
NT International Growth Fund Institutional Class	13,710,073	138,471,734
NT International Small-Mid Cap Fund Institutional Class	1,451,058	15,163,558
NT International Value Fund Institutional Class	10,798,609	92,760,053
		343,313,705
International Fixed Income Funds — 10.0%
Global Bond Fund Institutional Class	15,648,090	162,896,615
International Bond Fund Institutional Class	8,561,369	114,807,959
		277,704,574
Money Market Funds — 5.6%
U.S. Government Money Market Fund Investor Class	156,660,995	156,660,995
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,479,145,724)		2,790,958,081
OTHER ASSETS AND LIABILITIES†		(965)
TOTAL NET ASSETS — 100.0%		$2,790,957,116

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2016

One Choice 2030 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 44.9%
NT Core Equity Plus Fund Institutional Class	4,407,248	$60,158,933
NT Disciplined Growth Fund Institutional Class	5,087,042	50,870,419
NT Equity Growth Fund Institutional Class	15,999,263	187,511,367
NT Growth Fund Institutional Class	9,460,756	142,100,556
NT Heritage Fund Institutional Class	6,790,027	87,659,254
NT Large Company Value Fund Institutional Class	18,002,705	203,430,567
NT Mid Cap Value Fund Institutional Class	9,302,143	119,997,643
NT Small Company Fund Institutional Class	5,117,303	46,209,249
		897,937,988
Domestic Fixed Income Funds — 27.6%
High-Yield Fund Institutional Class	11,486,427	64,553,720
Inflation-Adjusted Bond Fund Institutional Class	7,703,503	92,056,862
NT Diversified Bond Fund Institutional Class	32,494,582	360,364,920
Short Duration Inflation Protection Bond Fund Institutional Class	3,476,418	35,876,632
		552,852,134
International Equity Funds — 14.8%
NT Emerging Markets Fund Institutional Class	5,173,297	53,698,819
NT Global Real Estate Fund Institutional Class	3,370,068	35,048,706
NT International Growth Fund Institutional Class	11,077,102	111,878,729
NT International Small-Mid Cap Fund Institutional Class	1,592,703	16,643,746
NT International Value Fund Institutional Class	9,265,374	79,589,558
		296,859,558
International Fixed Income Funds — 7.8%
Global Bond Fund Institutional Class	10,039,714	104,513,418
International Bond Fund Institutional Class	3,816,059	51,173,346
		155,686,764
Money Market Funds — 4.9%
U.S. Government Money Market Fund Investor Class	98,031,219	98,031,219
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,844,630,162)		2,001,367,663
OTHER ASSETS AND LIABILITIES†		(2,606)
TOTAL NET ASSETS — 100.0%		$2,001,365,057

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2016

One Choice 2035 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 48.3%
NT Core Equity Plus Fund Institutional Class	5,400,403	$73,715,498
NT Disciplined Growth Fund Institutional Class	6,641,307	66,413,067
NT Equity Growth Fund Institutional Class	18,082,613	211,928,220
NT Growth Fund Institutional Class	13,229,089	198,700,918
NT Heritage Fund Institutional Class	8,325,757	107,485,525
NT Large Company Value Fund Institutional Class	21,105,908	238,496,765
NT Mid Cap Value Fund Institutional Class	10,619,080	136,986,133
NT Small Company Fund Institutional Class	7,747,702	69,961,749
		1,103,687,875
Domestic Fixed Income Funds — 24.3%
High-Yield Fund Institutional Class	11,721,991	65,877,592
Inflation-Adjusted Bond Fund Institutional Class	9,980,326	119,264,896
NT Diversified Bond Fund Institutional Class	32,262,507	357,791,201
Short Duration Inflation Protection Bond Fund Institutional Class	1,087,864	11,226,761
		554,160,450
International Equity Funds — 17.3%
NT Emerging Markets Fund Institutional Class	6,966,814	72,315,524
NT Global Real Estate Fund Institutional Class	4,409,999	45,863,992
NT International Growth Fund Institutional Class	14,415,134	145,592,857
NT International Small-Mid Cap Fund Institutional Class	2,498,987	26,114,413
NT International Value Fund Institutional Class	12,270,580	105,404,284
		395,291,070
International Fixed Income Funds — 5.2%
Global Bond Fund Institutional Class	10,098,767	105,128,166
International Bond Fund Institutional Class	931,630	12,493,165
		117,621,331
Money Market Funds — 4.9%
U.S. Government Money Market Fund Investor Class	112,074,731	112,074,731
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,041,699,867)		2,282,835,457
OTHER ASSETS AND LIABILITIES†		(544)
TOTAL NET ASSETS — 100.0%		$2,282,834,913

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2016

One Choice 2040 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 52.4%
NT Core Equity Plus Fund Institutional Class	3,797,237	$51,832,291
NT Disciplined Growth Fund Institutional Class	4,732,226	47,322,259
NT Equity Growth Fund Institutional Class	12,781,009	149,793,421
NT Growth Fund Institutional Class	9,785,294	146,975,123
NT Heritage Fund Institutional Class	6,481,934	83,681,770
NT Large Company Value Fund Institutional Class	15,637,135	176,699,622
NT Mid Cap Value Fund Institutional Class	7,473,063	96,402,511
NT Small Company Fund Institutional Class	5,416,958	48,915,131
		801,622,128
Domestic Fixed Income Funds — 20.8%
High-Yield Fund Institutional Class	6,644,444	37,341,773
Inflation-Adjusted Bond Fund Institutional Class	6,433,007	76,874,433
NT Diversified Bond Fund Institutional Class	18,486,418	205,014,375
		319,230,581
International Equity Funds — 19.4%
NT Emerging Markets Fund Institutional Class	6,017,821	62,464,980
NT Global Real Estate Fund Institutional Class	3,306,992	34,392,712
NT International Growth Fund Institutional Class	10,149,400	102,508,938
NT International Small-Mid Cap Fund Institutional Class	2,115,834	22,110,462
NT International Value Fund Institutional Class	8,743,638	75,107,849
		296,584,941
International Fixed Income Funds — 4.2%
Global Bond Fund Institutional Class	6,141,647	63,934,546
Money Market Funds — 3.2%
U.S. Government Money Market Fund Investor Class	48,777,807	48,777,807
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,420,950,214)		1,530,150,003
OTHER ASSETS AND LIABILITIES†		(1,623)
TOTAL NET ASSETS — 100.0%		$1,530,148,380

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2016

One Choice 2045 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 56.9%
NT Core Equity Plus Fund Institutional Class	4,695,272	$64,090,468
NT Disciplined Growth Fund Institutional Class	5,342,206	53,422,059
NT Equity Growth Fund Institutional Class	14,538,096	170,386,482
NT Growth Fund Institutional Class	11,486,615	172,528,952
NT Heritage Fund Institutional Class	8,230,708	106,258,438
NT Large Company Value Fund Institutional Class	18,724,196	211,583,415
NT Mid Cap Value Fund Institutional Class	8,946,022	115,403,678
NT Small Company Fund Institutional Class	5,569,018	50,288,233
		943,961,725
International Equity Funds — 21.1%
NT Emerging Markets Fund Institutional Class	7,902,710	82,030,128
NT Global Real Estate Fund Institutional Class	3,972,068	41,309,508
NT International Growth Fund Institutional Class	11,202,682	113,147,091
NT International Small-Mid Cap Fund Institutional Class	2,802,489	29,286,010
NT International Value Fund Institutional Class	9,839,617	84,522,309
		350,295,046
Domestic Fixed Income Funds — 17.5%
High-Yield Fund Institutional Class	6,069,470	34,110,423
Inflation-Adjusted Bond Fund Institutional Class	5,806,035	69,382,124
NT Diversified Bond Fund Institutional Class	16,730,606	185,542,418
		289,034,965
International Fixed Income Funds — 3.8%
Global Bond Fund Institutional Class	6,079,015	63,282,548
Money Market Funds — 0.7%
U.S. Government Money Market Fund Investor Class	11,669,647	11,669,647
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,493,268,663)		1,658,243,931
OTHER ASSETS AND LIABILITIES†		68
TOTAL NET ASSETS — 100.0%		$1,658,243,999

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2016

One Choice 2050 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 58.9%
NT Core Equity Plus Fund Institutional Class	3,038,340	$41,473,334
NT Disciplined Growth Fund Institutional Class	3,086,646	30,866,460
NT Equity Growth Fund Institutional Class	8,094,409	94,866,479
NT Growth Fund Institutional Class	6,678,714	100,314,286
NT Heritage Fund Institutional Class	4,716,757	60,893,335
NT Large Company Value Fund Institutional Class	11,061,767	124,997,967
NT Mid Cap Value Fund Institutional Class	4,952,218	63,883,616
NT Small Company Fund Institutional Class	3,346,766	30,221,299
		547,516,776
International Equity Funds — 22.7%
NT Emerging Markets Fund Institutional Class	5,223,520	54,220,137
NT Global Real Estate Fund Institutional Class	2,445,235	25,430,440
NT International Growth Fund Institutional Class	6,182,313	62,441,363
NT International Small-Mid Cap Fund Institutional Class	1,882,734	19,674,567
NT International Value Fund Institutional Class	5,742,315	49,326,490
		211,092,997
Domestic Fixed Income Funds — 14.9%
High-Yield Fund Institutional Class	2,975,875	16,724,418
Inflation-Adjusted Bond Fund Institutional Class	2,816,018	33,651,415
NT Diversified Bond Fund Institutional Class	7,904,680	87,662,900
		138,038,733
International Fixed Income Funds — 3.5%
Global Bond Fund Institutional Class	3,085,214	32,117,080
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $874,246,891)		928,765,586
OTHER ASSETS AND LIABILITIES†		(728)
TOTAL NET ASSETS — 100.0%		$928,764,858

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2016

One Choice 2055 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 60.8%
NT Core Equity Plus Fund Institutional Class	1,216,194	$16,601,046
NT Disciplined Growth Fund Institutional Class	1,286,602	12,866,024
NT Equity Growth Fund Institutional Class	3,351,680	39,281,687
NT Growth Fund Institutional Class	2,704,632	40,623,578
NT Heritage Fund Institutional Class	1,936,163	24,995,861
NT Large Company Value Fund Institutional Class	4,598,050	51,957,963
NT Mid Cap Value Fund Institutional Class	1,962,123	25,311,389
NT Small Company Fund Institutional Class	1,537,103	13,880,042
		225,517,590
International Equity Funds — 23.6%
NT Emerging Markets Fund Institutional Class	2,270,600	23,568,831
NT Global Real Estate Fund Institutional Class	1,056,805	10,990,770
NT International Growth Fund Institutional Class	2,289,786	23,126,836
NT International Small-Mid Cap Fund Institutional Class	874,457	9,138,078
NT International Value Fund Institutional Class	2,379,329	20,438,440
		87,262,955
Domestic Fixed Income Funds — 12.5%
High-Yield Fund Institutional Class	1,010,012	5,676,267
Inflation-Adjusted Bond Fund Institutional Class	959,348	11,464,203
NT Diversified Bond Fund Institutional Class	2,640,590	29,284,147
		46,424,617
International Fixed Income Funds — 3.1%
Global Bond Fund Institutional Class	1,104,275	11,495,502
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $363,096,030)		370,700,664
OTHER ASSETS AND LIABILITIES†		(44)
TOTAL NET ASSETS — 100.0%		$370,700,620

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2016

One Choice 2060 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 61.4%
NT Core Equity Plus Fund Institutional Class	21,449	$292,781
NT Disciplined Growth Fund Institutional Class	22,801	228,006
NT Equity Growth Fund Institutional Class	59,735	700,098
NT Growth Fund Institutional Class	47,741	717,066
NT Heritage Fund Institutional Class	34,045	439,527
NT Large Company Value Fund Institutional Class	81,988	926,465
NT Mid Cap Value Fund Institutional Class	34,098	439,866
NT Small Company Fund Institutional Class	28,800	260,060
		4,003,869
International Equity Funds — 23.6%
NT Emerging Markets Fund Institutional Class	40,557	420,984
NT Global Real Estate Fund Institutional Class	18,991	197,509
NT International Growth Fund Institutional Class	39,199	395,914
NT International Small-Mid Cap Fund Institutional Class	15,825	165,372
NT International Value Fund Institutional Class	42,362	363,894
		1,543,673
Domestic Fixed Income Funds — 12.0%
High-Yield Fund Institutional Class	17,353	97,523
Inflation-Adjusted Bond Fund Institutional Class	16,363	195,533
NT Diversified Bond Fund Institutional Class	44,087	488,925
		781,981
International Fixed Income Funds — 3.0%
Global Bond Fund Institutional Class	18,754	195,231
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $6,157,068)		6,524,754
OTHER ASSETS AND LIABILITIES†		(1)
TOTAL NET ASSETS — 100.0%		$6,524,753

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

Statements of Assets and Liabilities

JULY 31, 2016
	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,742,326,598, $1,765,711,572 and $2,479,145,724, respectively)	$1,919,992,377	$1,920,232,426	$2,790,958,081
Cash	375,870	308,671	477,610
Receivable for investments sold	2,057,175	—	1,253,753
Receivable for capital shares sold	4,410,837	3,262,521	3,922,188
Distributions receivable from affiliates	1,087,751	1,046,885	1,456,727
	1,927,924,010	1,924,850,503	2,798,068,359

Liabilities
Payable for investments purchased	1,088,385	1,330,533	1,457,578
Payable for capital shares redeemed	6,437,021	2,902,657	5,124,256
Accrued administrative fees	237,148	198,296	318,884
Distribution and service fees payable	169,863	143,817	210,525
	7,932,417	4,575,303	7,111,243

Net Assets	$1,919,991,593	$1,920,275,200	$2,790,957,116

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,745,051,063	$1,736,858,039	$2,457,555,481
Undistributed net investment income	—	9,290,125	10,353,112
Accumulated undistributed net realized gain (loss)	(2,725,249)	19,606,182	11,236,166
Net unrealized appreciation	177,665,779	154,520,854	311,812,357
	$1,919,991,593	$1,920,275,200	$2,790,957,116

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice In Retirement Portfolio
Investor Class, $0.01 Par Value	$837,621,821	65,813,864	$12.73
Institutional Class, $0.01 Par Value	$510,188,184	40,073,928	$12.73
A Class, $0.01 Par Value	$361,051,618	28,359,805	$12.73*
C Class, $0.01 Par Value	$9,704,763	764,258	$12.70
R Class, $0.01 Par Value	$201,425,207	15,843,051	$12.71
One Choice 2020 Portfolio
Investor Class, $0.01 Par Value	$679,472,837	56,695,696	$11.98
Institutional Class, $0.01 Par Value	$733,519,774	61,157,726	$11.99
A Class, $0.01 Par Value	$342,985,255	28,672,956	$11.96*
C Class, $0.01 Par Value	$7,967,539	666,812	$11.95
R Class, $0.01 Par Value	$156,329,795	13,086,275	$11.95
One Choice 2025 Portfolio
Investor Class, $0.01 Par Value	$1,147,291,462	81,507,362	$14.08
Institutional Class, $0.01 Par Value	$884,533,922	62,785,255	$14.09
A Class, $0.01 Par Value	$528,973,404	37,627,381	$14.06*
C Class, $0.01 Par Value	$7,821,670	557,351	$14.03
R Class, $0.01 Par Value	$222,336,658	15,841,268	$14.04

*	Maximum offering price $13.51, $12.69 and $14.92 (net asset value divided by 0.9425) for One Choice In Retirement Portfolio, One Choice 2020 Portfolio and One Choice 2025 Portfolio, respectively.
See Notes to Financial Statements.

JULY 31, 2016
	One Choice 2030 Portfolio	One Choice 2035 Portfolio	One Choice 2040 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,844,630,162, $2,041,699,867 and $1,420,950,214, respectively)	$2,001,367,663	$2,282,835,457	$1,530,150,003
Cash	328,208	398,267	242,749
Receivable for investments sold	—	311,791	—
Receivable for capital shares sold	3,276,437	2,962,022	2,878,787
Distributions receivable from affiliates	948,879	949,497	541,306
	2,005,921,187	2,287,457,034	1,533,812,845

Liabilities
Payable for investments purchased	1,279,315	950,040	1,529,543
Payable for capital shares redeemed	2,913,704	3,230,426	1,865,750
Accrued administrative fees	206,545	259,060	157,048
Distribution and service fees payable	156,566	182,595	112,124
	4,556,130	4,622,121	3,664,465

Net Assets	$2,001,365,057	$2,282,834,913	$1,530,148,380

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,816,674,639	$2,013,081,235	$1,393,427,162
Undistributed net investment income	6,436,104	6,593,601	4,016,732
Undistributed net realized gain	21,516,813	22,024,487	23,504,697
Net unrealized appreciation	156,737,501	241,135,590	109,199,789
	$2,001,365,057	$2,282,834,913	$1,530,148,380

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice 2030 Portfolio
Investor Class, $0.01 Par Value	$680,942,889	56,259,973	$12.10
Institutional Class, $0.01 Par Value	$763,857,997	63,078,980	$12.11
A Class, $0.01 Par Value	$378,866,459	31,382,045	$12.07*
C Class, $0.01 Par Value	$6,714,338	556,614	$12.06
R Class, $0.01 Par Value	$170,983,374	14,175,853	$12.06
One Choice 2035 Portfolio
Investor Class, $0.01 Par Value	$905,126,241	60,451,690	$14.97
Institutional Class, $0.01 Par Value	$726,622,282	48,448,719	$15.00
A Class, $0.01 Par Value	$438,397,990	29,316,647	$14.95*
C Class, $0.01 Par Value	$6,533,015	437,986	$14.92
R Class, $0.01 Par Value	$206,155,385	13,802,355	$14.94
One Choice 2040 Portfolio
Investor Class, $0.01 Par Value	$546,508,762	43,803,836	$12.48
Institutional Class, $0.01 Par Value	$585,380,885	46,879,345	$12.49
A Class, $0.01 Par Value	$266,243,729	21,373,440	$12.46*
C Class, $0.01 Par Value	$3,528,555	283,994	$12.42
R Class, $0.01 Par Value	$128,486,449	10,331,498	$12.44

*	Maximum offering price $12.81, $15.86 and $13.22 (net asset value divided by 0.9425) for One Choice 2030 Portfolio, One Choice 2035 Portfolio and One Choice 2040 Portfolio, respectively.

See Notes to Financial Statements.

JULY 31, 2016
	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,493,268,663, $874,246,891 and $363,096,030, respectively)	$1,658,243,931	$928,765,586	$370,700,664
Cash	271,774	141,067	56,807
Receivable for capital shares sold	3,101,859	2,847,072	1,361,601
Distributions receivable from affiliates	490,535	232,969	77,797
	1,662,108,099	931,986,694	372,196,869

Liabilities
Payable for investments purchased	1,055,350	1,213,911	605,510
Payable for capital shares redeemed	2,507,335	1,850,730	827,674
Accrued administrative fees	182,104	93,277	34,275
Distribution and service fees payable	119,311	63,918	28,790
	3,864,100	3,221,836	1,496,249

Net Assets	$1,658,243,999	$928,764,858	$370,700,620

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,467,000,976	$856,354,859	$356,330,356
Undistributed net investment income	3,827,511	1,899,219	693,084
Undistributed net realized gain	22,440,244	15,992,085	6,072,546
Net unrealized appreciation	164,975,268	54,518,695	7,604,634
	$1,658,243,999	$928,764,858	$370,700,620

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice 2045 Portfolio
Investor Class, $0.01 Par Value	$666,583,078	42,912,007	$15.53
Institutional Class, $0.01 Par Value	$563,161,325	36,194,803	$15.56
A Class, $0.01 Par Value	$288,989,026	18,635,867	$15.51*
C Class, $0.01 Par Value	$2,943,617	190,157	$15.48
R Class, $0.01 Par Value	$136,566,953	8,813,634	$15.49
One Choice 2050 Portfolio
Investor Class, $0.01 Par Value	$332,785,729	26,647,685	$12.49
Institutional Class, $0.01 Par Value	$365,225,018	29,194,133	$12.51
A Class, $0.01 Par Value	$157,109,753	12,599,920	$12.47*
C Class, $0.01 Par Value	$1,939,065	155,737	$12.45
R Class, $0.01 Par Value	$71,705,293	5,755,917	$12.46
One Choice 2055 Portfolio
Investor Class, $0.01 Par Value	$106,441,133	8,074,891	$13.18
Institutional Class, $0.01 Par Value	$162,254,618	12,299,453	$13.19
A Class, $0.01 Par Value	$65,954,023	5,013,848	$13.15*
C Class, $0.01 Par Value	$636,429	48,553	$13.11
R Class, $0.01 Par Value	$35,414,417	2,693,538	$13.15

*	Maximum offering price $16.46, $13.23 and $13.95 (net asset value divided by 0.9425) for One Choice 2045 Portfolio, One Choice 2050 Portfolio and One Choice 2055 Portfolio, respectively.

See Notes to Financial Statements.

JULY 31, 2016
One Choice 2060 Portfolio
Assets
Investment securities in affiliates, at value (cost of $6,157,068)	$6,524,754
Cash	1,055
Receivable for capital shares sold	51,300
Distributions receivable from affiliates	1,141
6,578,250

Liabilities
Payable for investments purchased	51,370
Payable for capital shares redeemed	933
Accrued administrative fees	578
Distribution and service fees payable	616
53,497

Net Assets	$6,524,753

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,155,865
Undistributed net investment income	9,886
Accumulated net realized loss	(8,684)
Net unrealized appreciation	367,686
$6,524,753

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice 2060 Portfolio
Investor Class, $0.01 Par Value	$1,305,067	119,850	$10.89
Institutional Class, $0.01 Par Value	$2,443,207	224,084	$10.90
A Class, $0.01 Par Value	$2,143,447	197,159	$10.87*
C Class, $0.01 Par Value	$27,860	2,573	$10.83
R Class, $0.01 Par Value	$605,172	55,738	$10.86

*	Maximum offering price $11.53 (net asset value divided by 0.9425) for One Choice 2060 Portfolio.

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED JULY 31, 2016
	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$36,374,067	$34,407,789	$52,171,507

Expenses:
Administrative fees:
Investor Class	1,604,153	1,248,595	2,137,619
A Class	769,775	672,970	1,063,658
C Class	16,836	18,510	14,845
R Class	430,991	315,441	444,471
Distribution and service fees:
A Class	962,219	841,212	1,329,572
C Class	84,181	92,548	74,224
R Class	1,077,477	788,603	1,111,177
Directors' fees and expenses	65,770	60,742	89,718
	5,011,402	4,038,621	6,265,284

Net investment income (loss)	31,362,665	30,369,168	45,906,223

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(18,447,760)	(13,803,678)	(15,313,478)
Capital gain distributions received from underlying funds	43,741,748	41,377,574	65,349,760
	25,293,988	27,573,896	50,036,282

Change in net unrealized appreciation (depreciation) on investments in underlying funds	(7,958,382)	(2,656,937)	(22,192,028)

Net realized and unrealized gain (loss) on affiliates	17,335,606	24,916,959	27,844,254

Net Increase (Decrease) in Net Assets Resulting from Operations	$48,698,271	$55,286,127	$73,750,477

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2016
	One Choice 2030 Portfolio	One Choice 2035 Portfolio	One Choice 2040 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$36,466,062	$42,536,579	$27,805,922

Expenses:
Administrative fees:
Investor Class	1,213,989	1,656,354	958,851
A Class	731,847	864,358	514,101
C Class	11,591	12,888	6,428
R Class	337,389	396,302	243,130
Distribution and service fees:
A Class	914,808	1,080,447	642,626
C Class	57,957	64,441	32,138
R Class	843,473	990,753	607,826
Directors' fees and expenses	61,555	71,582	46,370
	4,172,609	5,137,125	3,051,470

Net investment income (loss)	32,293,453	37,399,454	24,754,452

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(14,543,647)	(10,197,387)	(9,919,980)
Capital gain distributions received from underlying funds	46,844,527	57,777,382	40,355,607
	32,300,880	47,579,995	30,435,627

Change in net unrealized appreciation (depreciation) on investments in underlying funds	(13,373,514)	(40,823,351)	(24,007,762)

Net realized and unrealized gain (loss) on affiliates	18,927,366	6,756,644	6,427,865

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,220,819	$44,156,098	$31,182,317

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2016
	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$30,932,119	$16,281,835	$5,608,427

Expenses:
Administrative fees:
Investor Class	1,207,553	558,249	155,356
A Class	568,105	308,638	111,931
C Class	5,462	3,933	1,169
R Class	253,639	127,820	57,305
Distribution and service fees:
A Class	710,131	385,798	139,914
C Class	27,308	19,663	5,847
R Class	634,097	319,550	143,263
Directors' fees and expenses	51,358	27,201	9,467
	3,457,653	1,750,852	624,252

Net investment income (loss)	27,474,466	14,530,983	4,984,175

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(6,609,092)	(5,606,618)	(1,457,509)
Capital gain distributions received from underlying funds	48,789,961	26,545,185	9,250,282
	42,180,869	20,938,567	7,792,773

Change in net unrealized appreciation (depreciation) on investments in underlying funds	(40,488,221)	(15,999,909)	(1,770,845)

Net realized and unrealized gain (loss) on affiliates	1,692,648	4,938,658	6,021,928

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,167,114	$19,469,641	$11,006,103

See Notes to Financial Statements.

PERIOD ENDED JULY 31, 2016(1)
One Choice 2060 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$16,406

Expenses:
Administrative fees:
Investor Class	803
A Class	431
C Class	43
R Class	313
Distribution and service fees:
A Class	538
C Class	216
R Class	782
Directors' fees and expenses	36
3,162

Net investment income (loss)	13,244

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(17,755)
Capital gain distributions received from underlying funds	9,071
(8,684)

Change in net unrealized appreciation (depreciation) on investments in underlying funds	367,686

Net realized and unrealized gain (loss) on affiliates	359,002

Net Increase (Decrease) in Net Assets Resulting from Operations	$372,246

(1)	September 30, 2015 (fund inception) through July 31, 2016.

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice In Retirement Portfolio		One Choice 2020 Portfolio
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$31,362,665	$16,949,077	$30,369,168	$30,723,638
Net realized gain (loss)	25,293,988	22,713,321	27,573,896	56,902,480
Change in net unrealized appreciation (depreciation)	(7,958,382)	(15,394,485)	(2,656,937)	(29,289,826)
Net increase (decrease) in net assets resulting from operations	48,698,271	24,267,913	55,286,127	58,336,292

Distributions to Shareholders
From net investment income:
Investor Class	(14,010,410)	(8,278,509)	(10,178,870)	(12,352,256)
Institutional Class	(9,054,714)	(5,038,644)	(10,795,256)	(9,406,680)
A Class	(5,844,559)	(3,747,083)	(4,861,193)	(6,389,870)
C Class	(63,174)	(39,543)	(62,207)	(136,434)
R Class	(2,735,667)	(2,349,792)	(1,840,522)	(2,510,233)
From net realized gains:
Investor Class	(776,376)	(12,996,429)	(21,173,288)	(8,843,300)
Institutional Class	(442,736)	(7,599,042)	(20,019,050)	(6,157,505)
A Class	(384,045)	(6,589,671)	(11,933,341)	(5,183,223)
C Class	(7,711)	(114,443)	(331,822)	(184,038)
R Class	(215,775)	(5,489,818)	(5,510,819)	(2,348,635)
Decrease in net assets from distributions	(33,535,167)	(52,242,974)	(86,706,368)	(53,512,174)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(83,694,957)	1,387,527,297	223,623,193	378,199,710

Net increase (decrease) in net assets	(68,531,853)	1,359,552,236	192,202,952	383,023,828

Net Assets
Beginning of period	1,988,523,446	628,971,210	1,728,072,248	1,345,048,420
End of period	$1,919,991,593	$1,988,523,446	$1,920,275,200	$1,728,072,248

Undistributed net investment income	—	$802,762	$9,290,125	$6,660,069

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice 2025 Portfolio		One Choice 2030 Portfolio
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$45,906,223	$48,338,056	$32,293,453	$29,921,077
Net realized gain (loss)	50,036,282	112,440,271	32,300,880	70,225,200
Change in net unrealized appreciation (depreciation)	(22,192,028)	(57,670,276)	(13,373,514)	(24,454,278)
Net increase (decrease) in net assets resulting from operations	73,750,477	103,108,051	51,220,819	75,691,999

Distributions to Shareholders
From net investment income:
Investor Class	(17,840,512)	(22,521,580)	(10,282,680)	(11,527,431)
Institutional Class	(13,300,403)	(12,088,557)	(11,447,909)	(9,190,911)
A Class	(7,799,325)	(10,418,808)	(5,475,848)	(6,745,489)
C Class	(50,260)	(90,627)	(39,504)	(54,556)
R Class	(2,671,460)	(3,786,705)	(2,059,631)	(2,516,296)
From net realized gains:
Investor Class	(47,092,035)	(20,138,492)	(24,531,253)	(10,815,442)
Institutional Class	(31,338,825)	(9,890,637)	(24,435,654)	(7,873,516)
A Class	(24,223,830)	(10,542,107)	(15,314,491)	(7,184,678)
C Class	(331,737)	(151,236)	(228,955)	(97,635)
R Class	(10,071,326)	(4,410,237)	(6,959,318)	(3,097,726)
Decrease in net assets from distributions	(154,719,713)	(94,038,986)	(100,775,243)	(59,103,680)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	252,521,495	448,053,159	320,909,830	385,425,967

Net increase (decrease) in net assets	171,552,259	457,122,224	271,355,406	402,014,286

Net Assets
Beginning of period	2,619,404,857	2,162,282,633	1,730,009,651	1,327,995,365
End of period	$2,790,957,116	$2,619,404,857	$2,001,365,057	$1,730,009,651

Undistributed net investment income	$10,353,112	$9,884,158	$6,436,104	$6,020,965

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice 2035 Portfolio		One Choice 2040 Portfolio
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$37,399,454	$36,697,971	$24,754,452	$22,691,863
Net realized gain (loss)	47,579,995	107,058,111	30,435,627	59,447,013
Change in net unrealized appreciation (depreciation)	(40,823,351)	(34,923,732)	(24,007,762)	(12,280,750)
Net increase (decrease) in net assets resulting from operations	44,156,098	108,832,350	31,182,317	69,858,126

Distributions to Shareholders
From net investment income:
Investor Class	(14,386,902)	(17,069,090)	(8,264,396)	(9,017,197)
Institutional Class	(10,847,140)	(8,933,739)	(8,863,591)	(7,299,870)
A Class	(6,587,825)	(8,314,219)	(3,931,115)	(4,642,592)
C Class	(48,285)	(62,683)	(23,433)	(37,054)
R Class	(2,475,900)	(3,192,145)	(1,530,046)	(1,818,551)
From net realized gains:
Investor Class	(42,981,654)	(19,055,364)	(21,633,054)	(9,445,838)
Institutional Class	(29,032,052)	(9,111,372)	(20,793,544)	(6,987,452)
A Class	(23,026,842)	(10,524,767)	(12,027,043)	(5,512,609)
C Class	(344,079)	(132,715)	(145,548)	(73,397)
R Class	(10,426,436)	(4,665,723)	(5,635,265)	(2,492,089)
Decrease in net assets from distributions	(140,157,115)	(81,061,817)	(82,847,035)	(47,326,649)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	308,832,836	351,330,616	278,893,212	315,884,884

Net increase (decrease) in net assets	212,831,819	379,101,149	227,228,494	338,416,361

Net Assets
Beginning of period	2,070,003,094	1,690,901,945	1,302,919,886	964,503,525
End of period	$2,282,834,913	$2,070,003,094	$1,530,148,380	$1,302,919,886

Undistributed net investment income	$6,593,601	$6,546,610	$4,016,732	$3,864,164

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice 2045 Portfolio		One Choice 2050 Portfolio
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$27,474,466	$27,506,221	$14,530,983	$12,870,093
Net realized gain (loss)	42,180,869	83,119,999	20,938,567	35,573,735
Change in net unrealized appreciation (depreciation)	(40,488,221)	(21,040,888)	(15,999,909)	(6,085,460)
Net increase (decrease) in net assets resulting from operations	29,167,114	89,585,332	19,469,641	42,358,368

Distributions to Shareholders
From net investment income:
Investor Class	(10,641,695)	(12,417,396)	(4,697,793)	(4,991,296)
Institutional Class	(8,700,408)	(7,762,124)	(5,341,095)	(4,239,248)
A Class	(4,393,927)	(5,699,040)	(2,368,166)	(2,692,104)
C Class	(21,431)	(24,550)	(15,105)	(24,454)
R Class	(1,617,492)	(2,186,794)	(776,216)	(902,027)
From net realized gains:
Investor Class	(34,032,164)	(14,310,333)	(12,796,697)	(5,158,427)
Institutional Class	(24,964,934)	(8,195,367)	(13,026,044)	(4,002,833)
A Class	(16,397,656)	(7,415,660)	(7,560,061)	(3,154,095)
C Class	(160,219)	(52,135)	(99,268)	(47,826)
R Class	(7,245,975)	(3,267,257)	(2,990,608)	(1,219,857)
Decrease in net assets from distributions	(108,175,901)	(61,330,656)	(49,671,053)	(26,432,167)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	251,942,193	248,473,490	205,526,202	205,592,971

Net increase (decrease) in net assets	172,933,406	276,728,166	175,324,790	221,519,172

Net Assets
Beginning of period	1,485,310,593	1,208,582,427	753,440,068	531,920,896
End of period	$1,658,243,999	$1,485,310,593	$928,764,858	$753,440,068

Undistributed net investment income	$3,827,511	$4,031,434	$1,899,219	$1,873,490

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2016 (EXCEPT AS NOTED) AND JULY 31, 2015
	One Choice 2055 Portfolio		One Choice 2060 Portfolio
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016(1)
Operations
Net investment income (loss)	$4,984,175	$3,283,826	$13,244
Net realized gain (loss)	7,792,773	8,193,394	(8,684)
Change in net unrealized appreciation (depreciation)	(1,770,845)	(471,405)	367,686
Net increase (decrease) in net assets resulting from operations	11,006,103	11,005,815	372,246

Distributions to Shareholders
From net investment income:
Investor Class	(1,182,971)	(920,151)	(2,158)
Institutional Class	(2,042,853)	(1,225,516)	(302)
A Class	(787,206)	(707,023)	(289)
C Class	(3,972)	(4,711)	(222)
R Class	(325,435)	(287,640)	(501)
From net realized gains:
Investor Class	(2,340,355)	(680,925)	—
Institutional Class	(3,600,749)	(824,828)	—
A Class	(1,837,241)	(597,342)	—
C Class	(20,185)	(6,929)	—
R Class	(926,522)	(283,137)	—
Decrease in net assets from distributions	(13,067,489)	(5,538,202)	(3,472)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	136,632,415	107,943,826	6,155,979

Net increase (decrease) in net assets	134,571,029	113,411,439	6,524,753

Net Assets
Beginning of period	236,129,591	122,718,152	—
End of period	$370,700,620	$236,129,591	$6,524,753

Undistributed net investment income	$693,084	$500,988	$9,886

(1)	September 30, 2015 (fund inception) through July 31, 2016.

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2016

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. One Choice In Retirement Portfolio, One Choice 2020 Portfolio, One Choice 2025 Portfolio, One Choice 2030 Portfolio, One Choice 2035 Portfolio, One Choice 2040 Portfolio, One Choice 2045 Portfolio, One Choice 2050 Portfolio, One Choice 2055 Portfolio and One Choice 2060 Portfolio (collectively, the funds) are ten funds in a series issued by the corporation. The funds operate as “funds of funds,” meaning substantially all of the funds’ assets will be invested in other American Century Investments mutual funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The underlying funds do not invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The funds will assume the risks associated with their underlying funds. Additional information and attributes of each underlying fund are available at americancentury.com. The investment objective of One Choice In Retirement Portfolio is to seek current income. Capital appreciation is a secondary objective. The investment objective of each of the nine target date One Choice Portfolios is to seek the highest total return consistent with its asset mix. When a fund reaches its most conservative planned target asset allocation, which is expected to occur on approximately November 30 of the year before the target date, its target allocation will become fixed and will match that of One Choice In Retirement Portfolio.

The funds offer the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is not charged an administrative fee. All classes of One Choice 2060 Portfolio commenced sale on September 30, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice In Retirement Portfolio. Distributions from net investment income, if any, are generally declared and paid annually for the nine target date One Choice Portfolios. Distributions from net realized gains, if any, are generally declared and paid annually for all funds. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds.

Administrative Fees — The corporation has entered into an agreement with ACIM, under which ACIM provides the funds with shareholder services in exchange for an administrative fee (the fee). The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee for the Investor Class, A Class, C Class and R Class is 0.20%. There is no administrative fee for the Institutional Class. Fees incurred under the agreement during the year ended July 31, 2016 (except as noted) are detailed in the Statements of Operations.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. These fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2016 (except as noted) are detailed in the Statements of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

4. Investment Transactions

Investment transactions for the year ended July 31, 2016 (except as noted) were as follows:

	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Purchases	$260,540,745	$427,875,950	$501,378,490	$475,570,282	$436,664,594
Sales	$302,595,963	$219,261,187	$291,372,736	$176,270,966	$172,779,865

	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio(1)
Purchases	$372,520,706	$331,407,319	$254,056,862	$154,300,307	$6,417,965
Sales	$111,343,589	$111,366,807	$57,118,237	$16,495,438	$243,142

(1)	September 30, 2015 (fund inception) through July 31, 2016.

5. Capital Share Transactions

The corporation is authorized to issue 4,000,000,000 shares. Transactions in shares of the funds were as follows:

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
One Choice In Retirement Portfolio
Investor Class
Sold	18,223,970	$223,169,161	17,213,862	$221,160,056
Issued in connection with reorganization (Note 10)	—	—	38,767,212	490,224,856
Issued in reinvestment of distributions	1,203,595	14,610,372	1,633,545	20,973,245
Redeemed	(18,807,692)	(230,116,802)	(12,016,598)	(153,949,116)
	619,873	7,662,731	45,598,021	578,409,041
Institutional Class
Sold	18,611,853	225,716,577	18,960,260	242,784,308
Issued in connection with reorganization (Note 10)	—	—	15,752,681	199,204,707
Issued in reinvestment of distributions	762,651	9,257,074	962,851	12,361,297
Redeemed	(17,756,771)	(216,302,626)	(7,231,026)	(92,616,001)
	1,617,733	18,671,025	28,444,766	361,734,311
A Class
Sold	8,274,820	101,226,434	13,081,287	167,909,620
Issued in connection with reorganization (Note 10)	—	—	16,935,741	214,308,053
Issued in reinvestment of distributions	469,575	5,704,618	743,527	9,552,136
Redeemed	(14,300,444)	(175,243,222)	(7,593,284)	(97,782,607)
	(5,556,049)	(68,312,170)	23,167,271	293,987,202
C Class
Sold	321,792	3,896,434	92,973	1,189,600
Issued in connection with reorganization (Note 10)	—	—	418,218	5,283,721
Issued in reinvestment of distributions	5,766	70,021	11,987	153,874
Redeemed	(176,421)	(2,158,419)	(108,132)	(1,378,450)
	151,137	1,808,036	415,046	5,248,745
R Class
Sold	2,621,496	31,895,050	4,893,972	63,225,281
Issued in connection with reorganization (Note 10)	—	—	9,766,945	123,418,300
Issued in reinvestment of distributions	235,088	2,854,071	598,120	7,680,888
Redeemed	(6,429,566)	(78,273,700)	(3,605,660)	(46,176,471)
	(3,572,982)	(43,524,579)	11,653,377	148,147,998
Net increase (decrease)	(6,740,288)	$(83,694,957)	109,278,481	$1,387,527,297

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
One Choice 2020 Portfolio
Investor Class
Sold	18,929,682	$220,119,493	14,280,676	$175,926,540
Issued in reinvestment of distributions	2,748,453	31,277,389	1,733,039	21,125,745
Redeemed	(14,685,798)	(170,776,248)	(11,106,583)	(136,839,437)
	6,992,337	80,620,634	4,907,132	60,212,848
Institutional Class
Sold	30,149,381	344,391,519	28,856,375	355,949,709
Issued in reinvestment of distributions	2,703,137	30,761,704	1,274,866	15,527,868
Redeemed	(18,769,620)	(216,823,220)	(8,353,262)	(102,935,651)
	14,082,898	158,330,003	21,777,979	268,541,926
A Class
Sold	9,632,648	112,111,367	8,393,327	103,181,602
Issued in reinvestment of distributions	1,396,180	15,888,527	908,384	11,064,112
Redeemed	(11,486,387)	(133,271,638)	(7,483,026)	(91,992,350)
	(457,559)	(5,271,744)	1,818,685	22,253,364
C Class
Sold	110,599	1,291,435	201,888	2,490,419
Issued in reinvestment of distributions	34,322	391,959	26,108	319,042
Redeemed	(422,149)	(4,885,148)	(163,308)	(2,008,971)
	(277,228)	(3,201,754)	64,688	800,490
R Class
Sold	3,614,885	41,833,704	4,699,903	57,844,285
Issued in reinvestment of distributions	628,108	7,147,870	388,598	4,733,123
Redeemed	(4,820,597)	(55,835,520)	(2,944,639)	(36,186,326)
	(577,604)	(6,853,946)	2,143,862	26,391,082
Net increase (decrease)	19,762,844	$223,623,193	30,712,346	$378,199,710

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
One Choice 2025 Portfolio
Investor Class
Sold	20,068,069	$274,649,250	15,982,482	$233,800,121
Issued in reinvestment of distributions	4,844,403	64,672,776	2,922,755	42,204,586
Redeemed	(16,913,186)	(231,383,477)	(13,526,685)	(198,262,902)
	7,999,286	107,938,549	5,378,552	77,741,805
Institutional Class
Sold	28,880,963	388,868,992	27,274,426	400,047,373
Issued in reinvestment of distributions	3,257,820	43,491,901	1,489,458	21,507,780
Redeemed	(19,160,311)	(262,797,216)	(8,065,557)	(118,097,955)
	12,978,472	169,563,677	20,698,327	303,457,198
A Class
Sold	11,445,660	156,848,824	13,216,694	193,358,730
Issued in reinvestment of distributions	2,226,779	29,749,766	1,348,142	19,467,175
Redeemed	(14,966,488)	(204,352,514)	(11,947,133)	(174,734,711)
	(1,294,049)	(17,753,924)	2,617,703	38,091,194
C Class
Sold	102,936	1,399,596	134,770	1,977,888
Issued in reinvestment of distributions	28,529	381,997	16,703	241,863
Redeemed	(99,476)	(1,359,526)	(118,393)	(1,732,147)
	31,989	422,067	33,080	487,604
R Class
Sold	3,707,105	50,572,212	5,531,354	80,852,800
Issued in reinvestment of distributions	905,469	12,088,015	537,074	7,755,353
Redeemed	(5,176,224)	(70,309,101)	(4,126,096)	(60,332,795)
	(563,650)	(7,648,874)	1,942,332	28,275,358
Net increase (decrease)	19,152,048	$252,521,495	30,669,994	$448,053,159

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
One Choice 2030 Portfolio
Investor Class
Sold	19,068,888	$223,972,654	12,342,855	$154,898,255
Issued in reinvestment of distributions	3,024,618	34,783,102	1,802,338	22,312,945
Redeemed	(12,794,076)	(150,248,622)	(8,377,028)	(105,463,245)
	9,299,430	108,507,134	5,768,165	71,747,955
Institutional Class
Sold	31,049,870	357,721,669	26,403,324	332,313,496
Issued in reinvestment of distributions	3,107,275	35,702,588	1,369,619	16,942,184
Redeemed	(16,702,053)	(193,626,560)	(7,929,515)	(99,577,803)
	17,455,092	199,797,697	19,843,428	249,677,877
A Class
Sold	10,114,288	118,744,551	8,621,434	107,989,095
Issued in reinvestment of distributions	1,684,661	19,356,754	1,066,619	13,183,409
Redeemed	(11,160,784)	(130,752,934)	(7,604,709)	(95,248,054)
	638,165	7,348,371	2,083,344	25,924,450
C Class
Sold	169,230	1,965,674	124,316	1,558,209
Issued in reinvestment of distributions	23,260	268,188	12,242	151,803
Redeemed	(84,777)	(1,000,789)	(46,704)	(585,833)
	107,713	1,233,073	89,854	1,124,179
R Class
Sold	4,561,651	53,142,145	5,221,381	65,515,655
Issued in reinvestment of distributions	761,312	8,747,474	442,326	5,471,578
Redeemed	(4,961,583)	(57,866,064)	(2,720,916)	(34,035,727)
	361,380	4,023,555	2,942,791	36,951,506
Net increase (decrease)	27,861,780	$320,909,830	30,727,582	$385,425,967

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
One Choice 2035 Portfolio
Investor Class
Sold	15,299,565	$223,089,752	12,171,906	$191,758,316
Issued in reinvestment of distributions	4,006,540	57,173,324	2,307,787	35,793,777
Redeemed	(11,888,016)	(173,150,871)	(9,912,501)	(156,679,334)
	7,418,089	107,112,205	4,567,192	70,872,759
Institutional Class
Sold	22,244,429	318,125,110	19,527,225	309,062,135
Issued in reinvestment of distributions	2,692,733	38,425,294	1,118,352	17,356,824
Redeemed	(11,571,289)	(168,001,679)	(6,239,004)	(98,411,697)
	13,365,873	188,548,725	14,406,573	228,007,262
A Class
Sold	9,473,530	138,114,390	9,416,842	148,486,107
Issued in reinvestment of distributions	1,918,627	27,378,808	1,122,939	17,416,778
Redeemed	(11,204,929)	(162,933,532)	(8,706,317)	(137,135,114)
	187,228	2,559,666	1,833,464	28,767,771
C Class
Sold	97,600	1,432,241	186,377	2,948,377
Issued in reinvestment of distributions	27,457	392,364	12,574	195,398
Redeemed	(104,737)	(1,511,159)	(76,543)	(1,202,927)
	20,320	313,446	122,408	1,940,848
R Class
Sold	3,774,625	54,865,811	4,473,556	70,511,806
Issued in reinvestment of distributions	862,750	12,311,437	482,651	7,490,741
Redeemed	(3,927,490)	(56,878,454)	(3,570,822)	(56,260,571)
	709,885	10,298,794	1,385,385	21,741,976
Net increase (decrease)	21,701,395	$308,832,836	22,315,022	$351,330,616

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
One Choice 2040 Portfolio
Investor Class
Sold	14,793,356	$178,794,079	10,078,550	$131,538,110
Issued in reinvestment of distributions	2,513,846	29,889,633	1,435,726	18,449,075
Redeemed	(9,455,996)	(114,560,086)	(6,055,910)	(79,239,135)
	7,851,206	94,123,626	5,458,366	70,748,050
Institutional Class
Sold	22,038,927	261,646,666	18,025,517	236,358,055
Issued in reinvestment of distributions	2,491,995	29,604,898	1,109,702	14,259,665
Redeemed	(10,940,604)	(130,862,409)	(4,794,660)	(62,615,500)
	13,590,318	160,389,155	14,340,559	188,002,220
A Class
Sold	7,736,029	93,694,315	6,382,928	83,276,597
Issued in reinvestment of distributions	1,242,923	14,765,927	746,460	9,592,013
Redeemed	(7,962,745)	(96,262,813)	(4,742,076)	(61,744,765)
	1,016,207	12,197,429	2,387,312	31,123,845
C Class
Sold	64,709	780,939	66,097	861,355
Issued in reinvestment of distributions	14,188	168,981	8,582	110,451
Redeemed	(36,329)	(442,952)	(62,786)	(822,235)
	42,568	506,968	11,893	149,571
R Class
Sold	3,442,433	41,473,487	3,716,455	48,500,389
Issued in reinvestment of distributions	579,653	6,886,282	323,310	4,154,537
Redeemed	(3,056,839)	(36,683,735)	(2,058,328)	(26,793,728)
	965,247	11,676,034	1,981,437	25,861,198
Net increase (decrease)	23,465,546	$278,893,212	24,179,567	$315,884,884

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
One Choice 2045 Portfolio
Investor Class
Sold	12,490,833	$188,101,895	9,660,379	$158,867,725
Issued in reinvestment of distributions	3,005,579	44,422,451	1,632,508	26,413,979
Redeemed	(9,287,115)	(139,685,506)	(6,894,964)	(113,809,339)
	6,209,297	92,838,840	4,397,923	71,472,365
Institutional Class
Sold	16,167,791	239,772,938	12,614,302	208,794,613
Issued in reinvestment of distributions	2,199,823	32,535,386	956,596	15,487,287
Redeemed	(8,548,345)	(128,709,445)	(4,545,571)	(74,791,278)
	9,819,269	143,598,879	9,025,327	149,490,622
A Class
Sold	6,430,580	97,034,185	6,000,030	98,735,500
Issued in reinvestment of distributions	1,303,740	19,269,273	757,645	12,258,689
Redeemed	(7,624,265)	(115,240,850)	(5,751,918)	(94,387,834)
	110,055	1,062,608	1,005,757	16,606,355
C Class
Sold	70,908	1,083,469	60,771	1,002,020
Issued in reinvestment of distributions	12,113	179,515	4,657	75,539
Redeemed	(41,811)	(616,027)	(39,859)	(659,134)
	41,210	646,957	25,569	418,425
R Class
Sold	2,669,511	40,182,973	2,927,240	48,182,396
Issued in reinvestment of distributions	579,202	8,566,396	324,338	5,251,030
Redeemed	(2,333,538)	(34,954,460)	(2,611,853)	(42,947,703)
	915,175	13,794,909	639,725	10,485,723
Net increase (decrease)	17,095,006	$251,942,193	15,094,301	$248,473,490

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
One Choice 2050 Portfolio
Investor Class
Sold	11,145,520	$134,024,936	7,231,609	$94,412,951
Issued in reinvestment of distributions	1,472,470	17,492,943	787,594	10,144,207
Redeemed	(6,319,269)	(76,253,579)	(4,393,486)	(57,584,351)
	6,298,721	75,264,300	3,625,717	46,972,807
Institutional Class
Sold	14,604,145	173,620,358	11,948,412	157,520,174
Issued in reinvestment of distributions	1,544,755	18,367,139	639,417	8,242,081
Redeemed	(6,465,132)	(77,252,570)	(3,617,765)	(47,416,705)
	9,683,768	114,734,927	8,970,064	118,345,550
A Class
Sold	5,392,486	65,104,219	4,538,845	59,389,523
Issued in reinvestment of distributions	787,057	9,350,238	437,490	5,634,876
Redeemed	(5,875,050)	(70,639,101)	(2,949,894)	(38,468,312)
	304,493	3,815,356	2,026,441	26,556,087
C Class
Sold	47,689	576,791	59,780	779,607
Issued in reinvestment of distributions	9,595	114,373	5,594	72,280
Redeemed	(68,558)	(814,747)	(53,229)	(697,097)
	(11,274)	(123,583)	12,145	154,790
R Class
Sold	2,327,271	27,889,032	2,118,190	27,698,775
Issued in reinvestment of distributions	305,066	3,627,231	159,263	2,052,906
Redeemed	(1,644,466)	(19,681,061)	(1,237,820)	(16,187,944)
	987,871	11,835,202	1,039,633	13,563,737
Net increase (decrease)	17,263,579	$205,526,202	15,674,000	$205,592,971

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
One Choice 2055 Portfolio
Investor Class
Sold	4,737,598	$59,648,772	3,066,992	$41,712,511
Issued in reinvestment of distributions	280,961	3,523,248	119,545	1,600,714
Redeemed	(1,765,253)	(22,307,271)	(889,005)	(12,092,296)
	3,253,306	40,864,749	2,297,532	31,220,929
Institutional Class
Sold	8,222,831	103,048,967	4,756,279	64,859,274
Issued in reinvestment of distributions	450,048	5,643,602	153,125	2,050,344
Redeemed	(3,120,072)	(39,568,331)	(1,424,936)	(19,297,793)
	5,552,807	69,124,238	3,484,468	47,611,825
A Class
Sold	2,772,073	34,987,273	2,265,221	30,702,476
Issued in reinvestment of distributions	198,329	2,485,057	93,074	1,245,329
Redeemed	(1,745,688)	(21,994,763)	(979,181)	(13,234,447)
	1,224,714	15,477,567	1,379,114	18,713,358
C Class
Sold	16,528	209,866	17,482	236,514
Issued in reinvestment of distributions	1,927	24,158	869	11,640
Redeemed	(10,751)	(129,845)	(10,083)	(136,673)
	7,704	104,179	8,268	111,481
R Class
Sold	1,376,195	17,348,754	1,164,264	15,811,677
Issued in reinvestment of distributions	96,579	1,211,095	41,365	554,281
Redeemed	(596,267)	(7,498,167)	(450,762)	(6,079,725)
	876,507	11,061,682	754,867	10,286,233
Net increase (decrease)	10,915,038	$136,632,415	7,924,249	$107,943,826

	Period ended July 31, 2016(1)
	Shares	Amount
One Choice 2060 Portfolio
Investor Class
Sold	135,558	$1,395,896
Issued in reinvestment of distributions	209	2,158
Redeemed	(15,917)	(160,609)
	119,850	1,237,445
Institutional Class
Sold	243,418	2,467,141
Issued in reinvestment of distributions	29	302
Redeemed	(19,363)	(195,488)
	224,084	2,271,955
A Class
Sold	213,322	2,210,037
Issued in reinvestment of distributions	28	289
Redeemed	(16,191)	(163,363)
	197,159	2,046,963
C Class
Sold	2,554	25,569
Issued in reinvestment of distributions	21	222
Redeemed	(2)	(24)
	2,573	25,767
R Class
Sold	61,517	632,564
Issued in reinvestment of distributions	48	501
Redeemed	(5,827)	(59,216)
	55,738	573,849
Net increase (decrease)	599,404	$6,155,979

(1)	September 30, 2015 (fund inception) through July 31, 2016.

6. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the year ended July 31, 2016 (except as noted) follows:

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice In Retirement Portfolio
NT Core Equity Plus Fund	$59,733,204	$7,415,992	$5,487,103	$(549,226)	$4,145,123	$58,221,095
NT Disciplined Growth Fund	29,825,831	1,724,501	2,051,694	(96,815)	272,327	29,532,355
NT Equity Growth Fund	198,379,399	34,937,162	33,172,034	(2,632,872)	12,281,502	192,466,140
NT Growth Fund	89,428,772	13,526,024	13,244,235	126,746	5,473,859	87,117,199
NT Heritage Fund	44,663,841	7,952,447	5,566,228	(533,385)	3,339,502	43,893,713
NT Large Company Value Fund	187,853,852	46,489,375	41,024,239	(4,084,898)	18,522,855	182,391,552
NT Mid Cap Value Fund	89,572,202	13,548,896	19,254,456	(1,223,863)	7,392,860	87,086,178
NT Small Company Fund	39,745,272	7,509,791	5,720,681	(891,920)	3,095,570	39,041,213
High-Yield Fund	75,413,721	6,674,862	7,900,499	(865,411)	4,145,628	73,232,751
Inflation-Adjusted Bond Fund	30,071,749	850,665	2,989,028	(88,507)	483,575	28,820,815
NT Diversified Bond Fund	430,087,844	57,298,735	84,217,611	(1,640,618)	13,263,753	413,765,492
Short Duration Inflation Protection Bond Fund	121,327,958	4,893,926	13,533,786	(425,279)	11,551	115,146,111
Global Bond Fund	139,256,889	4,863,809	19,124,952	(206,733)	757,536	132,677,047
International Bond Fund	99,567,891	10,021,860	25,477,978	(3,489,675)	2,187,517	95,749,278
U.S. Government Money Market Fund(3)	198,538,100	13,460,173	22,794,896	—	18,790	189,203,377
NT Global Real Estate Fund	19,933,487	1,219,451	2,743,775	(142,915)	481,600	20,156,502
NT International Growth Fund	90,158,246	20,380,127	12,911,101	(1,202,287)	3,261,492	88,084,685
NT International Value Fund	44,895,479	7,772,949	3,829,427	(500,102)	980,775	43,406,874
	$1,988,453,737	$260,540,745	$321,043,723	$(18,447,760)	$80,115,815	$1,919,992,377

(1)	Underlying fund investments represent Institutional Class, except U.S. Government Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2020 Portfolio
NT Core Equity Plus Fund	$51,778,691	$12,608,570	$3,501,723	$(396,451)	$3,813,892	$58,137,314
NT Disciplined Growth Fund	31,794,123	4,527,894	2,199,473	(118,391)	304,073	34,438,152
NT Equity Growth Fund	168,090,023	50,586,432	24,748,825	(2,385,792)	11,053,346	189,158,552
NT Growth Fund	91,032,007	23,309,264	12,665,492	(23,950)	5,737,062	99,829,619
NT Heritage Fund	52,815,824	14,326,072	8,327,039	(552,303)	3,967,284	55,403,276
NT Large Company Value Fund	165,317,337	60,975,257	34,247,274	(3,215,944)	17,071,298	183,414,460
NT Mid Cap Value Fund	88,431,067	20,805,186	17,319,847	(1,099,838)	7,540,463	96,102,526
NT Small Company Fund	30,751,249	9,227,860	1,987,481	(311,404)	2,539,676	35,997,279
High-Yield Fund	63,823,182	12,430,075	4,818,300	(498,677)	3,763,317	70,783,884
Inflation-Adjusted Bond Fund	47,246,424	4,307,749	6,242,351	(306,580)	770,980	46,943,912
NT Diversified Bond Fund	358,863,003	89,038,848	58,706,394	(1,021,351)	11,898,931	399,031,479
Short Duration Inflation Protection Bond Fund	80,028,196	16,087,893	4,645,687	(181,263)	8,248	93,321,085
Global Bond Fund	111,332,264	14,539,188	9,094,075	(164,287)	635,381	123,687,996
International Bond Fund	78,746,336	15,028,167	13,786,516	(1,834,922)	1,835,161	89,188,899
NT Emerging Markets Fund	17,327,605	3,470,138	3,537,628	(387,137)	56,022	17,726,743
NT Global Real Estate Fund	21,331,504	2,697,442	2,353,010	(143,057)	527,052	23,787,258
NT International Growth Fund	81,672,277	27,250,289	8,664,901	(574,624)	3,122,870	90,994,794
NT International Small-Mid Cap Fund	5,056,947	434,272	766,666	30,066	36,689	4,670,347
NT International Value Fund	48,928,397	14,459,884	5,695,321	(617,773)	1,089,542	51,894,421
U.S. Government Money Market Fund(3)	133,711,822	31,765,470	9,756,862	—	14,076	155,720,430
	$1,728,078,278	$427,875,950	$233,064,865	$(13,803,678)	$75,785,363	$1,920,232,426

(1)	Underlying fund investments represent Institutional Class, except U.S. Government Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2025 Portfolio
NT Core Equity Plus Fund	$78,486,923	$13,263,814	$2,236,600	$(156,296)	$5,638,618	$84,722,212
NT Disciplined Growth Fund	58,512,394	5,191,136	2,759,391	(97,304)	543,319	61,202,437
NT Equity Growth Fund	243,011,480	54,069,265	22,845,892	(1,771,853)	15,816,762	264,822,370
NT Growth Fund	156,705,841	29,030,099	16,844,411	149,357	9,874,798	164,854,079
NT Heritage Fund	106,284,897	25,691,791	15,323,720	(1,074,418)	8,124,349	109,252,578
NT Large Company Value Fund	253,707,512	75,077,894	41,009,079	(3,073,774)	25,894,927	271,855,441
NT Mid Cap Value Fund	154,286,546	27,884,968	26,918,344	(1,454,738)	12,900,245	161,162,619
NT Small Company Fund	45,907,369	11,099,351	4,654,989	(782,992)	3,775,885	49,231,984
High-Yield Fund	91,587,711	11,421,360	3,323,381	(339,432)	5,247,845	98,165,440
Inflation-Adjusted Bond Fund	103,477,958	5,280,262	9,866,285	(553,563)	1,680,110	102,279,328
NT Diversified Bond Fund	520,291,717	106,613,208	85,551,785	(1,200,165)	16,706,405	554,772,878
Short Duration Inflation Protection Bond Fund	80,224,618	12,394,582	3,388,531	(127,508)	8,206	90,957,441
NT Emerging Markets Fund	55,279,068	7,760,695	9,610,508	(753,496)	166,709	54,344,745
NT Global Real Estate Fund	38,898,586	3,318,699	3,271,366	(171,735)	942,666	42,573,615
NT International Growth Fund	129,656,582	34,399,643	10,588,581	(514,359)	4,786,251	138,471,734
NT International Small-Mid Cap Fund	15,857,286	962,779	1,501,511	57,917	122,192	15,163,558
NT International Value Fund	90,013,155	22,384,306	8,529,050	(800,537)	1,993,808	92,760,053
Global Bond Fund	153,294,094	14,014,334	13,501,854	(235,611)	857,071	162,896,615
International Bond Fund	106,142,609	13,188,438	16,458,578	(2,412,971)	2,426,891	114,807,959
U.S. Government Money Market Fund(3)	136,831,487	28,331,866	8,502,358	—	14,210	156,660,995
	$2,618,457,833	$501,378,490	$306,686,214	$(15,313,478)	$117,521,267	$2,790,958,081

(1)	Underlying fund investments represent Institutional Class, except U.S. Government Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2030 Portfolio
NT Core Equity Plus Fund	$53,828,448	$12,473,316	$3,200,262	$(336,158)	$3,876,977	$60,158,933
NT Disciplined Growth Fund	44,934,594	7,921,575	2,524,568	(180,057)	440,824	50,870,419
NT Equity Growth Fund	159,708,482	45,810,695	12,796,663	(1,565,175)	10,663,770	187,511,367
NT Growth Fund	125,273,174	33,784,648	14,834,757	(475,089)	8,088,003	142,100,556
NT Heritage Fund	75,228,613	23,644,582	6,606,374	(821,242)	5,936,840	87,659,254
NT Large Company Value Fund	176,804,958	64,777,624	28,797,787	(3,540,796)	18,674,290	203,430,567
NT Mid Cap Value Fund	104,235,520	25,200,319	14,562,743	(1,423,721)	9,176,301	119,997,643
NT Small Company Fund	40,816,418	12,604,911	4,637,094	(630,213)	3,308,279	46,209,249
High-Yield Fund	55,355,964	13,616,552	3,893,723	(413,169)	3,346,296	64,553,720
Inflation-Adjusted Bond Fund	83,426,680	12,514,097	7,517,953	(1,039,031)	1,471,187	92,056,862
NT Diversified Bond Fund	306,875,287	90,725,259	46,119,031	(874,099)	10,406,313	360,364,920
Short Duration Inflation Protection Bond Fund	27,431,766	8,667,847	907,491	(39,926)	3,070	35,876,632
NT Emerging Markets Fund	45,734,668	12,773,048	6,201,482	(669,232)	151,164	53,698,819
NT Global Real Estate Fund	29,943,305	4,405,795	2,360,838	(167,445)	757,146	35,048,706
NT International Growth Fund	99,529,358	32,455,611	8,713,908	(573,034)	3,753,898	111,878,729
NT International Small-Mid Cap Fund	16,046,153	1,758,662	1,079,342	27,215	130,832	16,643,746
NT International Value Fund	69,925,278	26,952,781	9,015,977	(1,068,553)	1,615,531	79,589,558
Global Bond Fund	90,375,097	15,308,936	6,891,733	(122,704)	522,398	104,513,418
International Bond Fund	38,115,811	12,074,890	3,689,038	(631,218)	978,527	51,173,346
U.S. Government Money Market Fund(3)	86,395,934	18,099,134	6,463,849	—	8,943	98,031,219
	$1,729,985,508	$475,570,282	$190,814,613	$(14,543,647)	$83,310,589	$2,001,367,663

(1)	Underlying fund investments represent Institutional Class, except U.S. Government Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2035 Portfolio
NT Core Equity Plus Fund	$67,498,413	$11,891,960	$1,528,174	$(144,901)	$4,880,070	$73,715,498
NT Disciplined Growth Fund	62,026,540	6,421,466	2,357,409	(124,343)	585,512	66,413,067
NT Equity Growth Fund	190,771,220	37,675,837	8,482,110	(931,679)	12,386,399	211,928,220
NT Growth Fund	184,847,637	35,770,214	17,360,134	92,645	11,578,710	198,700,918
NT Heritage Fund	98,381,838	24,299,821	8,598,113	(943,756)	7,626,599	107,485,525
NT Large Company Value Fund	218,763,549	59,710,380	25,677,354	(2,201,039)	22,278,783	238,496,765
NT Mid Cap Value Fund	124,102,598	20,437,611	12,249,339	(973,507)	10,717,153	136,986,133
NT Small Company Fund	63,519,225	15,626,703	4,506,875	(549,589)	5,109,900	69,961,749
High-Yield Fund	58,729,196	8,991,303	829,802	(97,481)	3,462,972	65,877,592
Inflation-Adjusted Bond Fund	111,883,593	13,927,043	11,327,267	(1,538,551)	1,903,226	119,264,896
NT Diversified Bond Fund	317,553,060	78,815,004	47,126,665	(737,965)	10,437,885	357,791,201
Short Duration Inflation Protection Bond Fund	6,812,096	4,400,900	198,324	(8,188)	931	11,226,761
NT Emerging Markets Fund	64,850,899	12,137,462	5,920,050	(637,818)	209,620	72,315,524
NT Global Real Estate Fund	41,333,660	3,623,763	2,973,999	(185,951)	1,012,305	45,863,992
NT International Growth Fund	134,269,245	34,985,810	7,877,389	(290,954)	4,997,325	145,592,857
NT International Small-Mid Cap Fund	25,414,468	2,970,084	2,129,247	65,695	206,792	26,114,413
NT International Value Fund	96,049,054	28,775,503	7,470,008	(835,610)	2,179,883	105,404,284
Global Bond Fund	95,551,004	11,910,326	8,081,803	(138,689)	539,349	105,128,166
International Bond Fund	4,125,821	7,732,072	308,239	(15,706)	190,203	12,493,165
U.S. Government Money Market Fund(3)	103,488,350	16,561,332	7,974,951	—	10,344	112,074,731
	$2,069,971,466	$436,664,594	$182,977,252	$(10,197,387)	$100,313,961	$2,282,835,457

(1)	Underlying fund investments represent Institutional Class, except U.S. Government Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2040 Portfolio
NT Core Equity Plus Fund	$45,466,882	$10,994,192	$2,039,776	$(341,827)	$3,401,968	$51,832,291
NT Disciplined Growth Fund	40,846,699	6,972,152	902,329	(48,331)	405,829	47,322,259
NT Equity Growth Fund	128,722,250	33,175,446	7,320,292	(875,065)	8,456,403	149,793,421
NT Growth Fund	126,633,113	32,545,805	10,094,641	(375,772)	8,167,364	146,975,123
NT Heritage Fund	72,227,459	21,584,071	5,548,287	(629,135)	5,647,260	83,681,770
NT Large Company Value Fund	154,311,327	49,011,889	17,475,584	(2,341,900)	16,075,214	176,699,622
NT Mid Cap Value Fund	83,700,170	17,715,712	8,655,748	(842,328)	7,372,196	96,402,511
NT Small Company Fund	40,523,447	13,163,068	1,859,503	(296,458)	3,432,229	48,915,131
High-Yield Fund	31,595,930	7,908,766	1,846,574	(202,596)	1,910,903	37,341,773
Inflation-Adjusted Bond Fund	64,079,672	15,909,432	6,195,381	(925,892)	1,196,279	76,874,433
NT Diversified Bond Fund	170,282,807	55,660,868	25,954,444	(501,886)	5,821,422	205,014,375
NT Emerging Markets Fund	54,797,379	16,391,210	10,467,747	(1,155,954)	183,155	62,464,980
NT Global Real Estate Fund	29,078,399	4,427,358	2,055,718	(137,906)	738,200	34,392,712
NT International Growth Fund	86,918,273	30,997,554	5,358,737	(464,128)	3,369,212	102,508,938
NT International Small-Mid Cap Fund	19,939,905	3,771,524	1,579,657	41,003	168,312	22,110,462
NT International Value Fund	63,525,705	25,314,432	5,928,532	(727,335)	1,495,649	75,107,849
Global Bond Fund	54,685,296	11,108,674	5,323,958	(94,470)	315,861	63,934,546
U.S. Government Money Market Fund(3)	35,565,915	15,868,553	2,656,661	—	4,073	48,777,807
	$1,302,900,628	$372,520,706	$121,263,569	$(9,919,980)	$68,161,529	$1,530,150,003

(1)	Underlying fund investments represent Institutional Class, except U.S. Government Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2045 Portfolio
NT Core Equity Plus Fund	$61,567,343	$8,008,907	$1,578,301	$(93,539)	$4,299,177	$64,090,468
NT Disciplined Growth Fund	48,476,415	5,617,870	871,678	(32,894)	464,605	53,422,059
NT Equity Growth Fund	152,121,546	28,845,767	3,752,122	(366,062)	9,844,691	170,386,482
NT Growth Fund	156,184,411	28,732,688	8,609,488	176,387	9,854,297	172,528,952
NT Heritage Fund	96,727,920	21,399,558	5,035,896	(360,064)	7,380,818	106,258,438
NT Large Company Value Fund	194,197,872	51,367,877	21,139,845	(2,248,362)	19,932,246	211,583,415
NT Mid Cap Value Fund	104,511,046	15,764,833	8,506,632	(500,852)	8,907,762	115,403,678
NT Small Company Fund	43,879,877	10,588,510	612,349	(34,812)	3,599,709	50,288,233
NT Emerging Markets Fund	74,785,693	15,699,556	9,958,276	(893,738)	240,207	82,030,128
NT Global Real Estate Fund	37,271,039	3,798,866	3,240,015	(181,862)	911,777	41,309,508
NT International Growth Fund	103,364,416	28,655,969	6,859,871	(248,006)	3,826,483	113,147,091
NT International Small-Mid Cap Fund	27,647,725	3,948,209	2,178,555	75,606	226,644	29,286,010
NT International Value Fund	75,462,779	24,542,822	6,047,409	(577,571)	1,727,133	84,522,309
High-Yield Fund	29,940,828	5,281,676	613,684	(79,520)	1,761,758	34,110,423
Inflation-Adjusted Bond Fund	60,484,301	12,364,014	6,192,821	(828,555)	1,092,131	69,382,124
NT Diversified Bond Fund	158,647,574	49,471,203	26,943,714	(318,777)	5,330,123	185,542,418
Global Bond Fund	56,315,680	9,209,209	5,680,838	(96,471)	321,753	63,282,548
U.S. Government Money Market Fund(3)	3,714,267	8,109,785	154,405	—	766	11,669,647
	$1,485,300,732	$331,407,319	$117,975,899	$(6,609,092)	$79,722,080	$1,658,243,931

(1)	Underlying fund investments represent Institutional Class, except U.S. Government Money Market Fund Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2050 Portfolio
NT Core Equity Plus Fund	$33,887,672	$10,118,839	$512,377	$(74,984)	$2,570,784	$41,473,334
NT Disciplined Growth Fund	25,512,151	5,655,597	606,544	(35,164)	258,856	30,866,460
NT Equity Growth Fund	77,202,083	23,796,431	3,295,042	(469,940)	5,206,661	94,866,479
NT Growth Fund	80,736,033	25,980,648	5,322,005	(271,605)	5,375,084	100,314,286
NT Heritage Fund	49,245,955	17,413,768	2,687,770	(408,703)	4,009,250	60,893,335
NT Large Company Value Fund	102,749,901	39,126,685	10,797,752	(1,540,617)	10,997,026	124,997,967
NT Mid Cap Value Fund	51,770,946	14,310,528	4,533,576	(414,962)	4,679,041	63,883,616
NT Small Company Fund	25,191,285	8,879,163	2,125,797	(213,452)	2,063,173	30,221,299
NT Emerging Markets Fund	44,198,890	14,576,790	6,075,628	(628,029)	146,181	54,220,137
NT Global Real Estate Fund	20,530,826	4,514,356	1,850,907	(127,838)	527,857	25,430,440
NT International Growth Fund	50,213,090	20,994,864	2,948,256	(280,212)	1,981,564	62,441,363
NT International Small-Mid Cap Fund	16,192,474	4,887,049	1,481,894	1,721	141,514	19,674,567
NT International Value Fund	39,897,061	17,490,409	3,158,467	(415,015)	944,134	49,326,490
High-Yield Fund	13,321,023	4,461,444	968,807	(106,994)	826,142	16,724,418
Inflation-Adjusted Bond Fund	26,706,973	8,362,169	2,752,918	(393,056)	512,240	33,651,415
NT Diversified Bond Fund	70,305,247	26,252,327	11,013,431	(181,264)	2,434,599	87,662,900
Global Bond Fund	25,771,878	7,235,795	2,593,684	(46,504)	152,914	32,117,080
	$753,433,488	$254,056,862	$62,724,855	$(5,606,618)	$42,827,020	$928,765,586

(1)	Underlying fund investments represent Institutional Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2055 Portfolio
NT Core Equity Plus Fund	$10,685,895	$6,626,635	$182,066	$(24,213)	$888,628	$16,601,046
NT Disciplined Growth Fund	8,255,572	4,429,280	72,850	(2,203)	96,595	12,866,024
NT Equity Growth Fund	25,376,410	15,802,279	1,359,514	(162,713)	1,874,330	39,281,687
NT Growth Fund	26,024,433	16,360,193	1,841,282	(99,395)	1,884,786	40,623,578
NT Heritage Fund	15,984,450	10,481,867	696,361	(56,305)	1,402,907	24,995,861
NT Large Company Value Fund	33,480,938	23,108,443	3,032,345	(352,897)	3,913,922	51,957,963
NT Mid Cap Value Fund	16,036,456	9,099,099	892,417	(33,039)	1,584,129	25,311,389
NT Small Company Fund	9,141,578	6,077,639	896,604	(86,264)	811,175	13,880,042
NT Emerging Markets Fund	15,343,694	9,300,042	2,042,128	(257,245)	56,181	23,568,831
NT Global Real Estate Fund	7,055,957	3,366,606	431,655	(24,314)	194,445	10,990,770
NT International Growth Fund	14,258,947	11,173,226	711,350	(64,826)	608,724	23,126,836
NT International Small-Mid Cap Fund	5,809,954	3,505,509	315,048	(7,844)	54,789	9,138,078
NT International Value Fund	12,928,711	10,128,873	1,105,923	(134,665)	332,567	20,438,440
High-Yield Fund	3,563,558	2,291,181	203,365	(22,587)	247,840	5,676,267
Inflation-Adjusted Bond Fund	7,086,698	4,636,955	665,111	(78,370)	159,359	11,464,203
NT Diversified Bond Fund	17,924,026	13,593,437	2,943,420	(41,006)	702,427	29,284,147
Global Bond Fund	7,166,872	4,319,043	561,508	(9,623)	45,905	11,495,502
	$236,124,149	$154,300,307	$17,952,947	$(1,457,509)	$14,858,709	$370,700,664

(1)	Underlying fund investments represent Institutional Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2060 Portfolio(3)
NT Core Equity Plus Fund	—	$289,662	$11,326	$(871)	$2,015	$292,781
NT Disciplined Growth Fund	—	222,630	8,673	(352)	431	228,006
NT Equity Growth Fund	—	687,552	28,838	(1,918)	3,753	700,098
NT Growth Fund	—	699,755	29,900	(2,143)	1,796	717,066
NT Heritage Fund	—	427,479	19,174	(2,188)	1,333	439,527
NT Large Company Value Fund	—	913,477	41,666	(3,764)	6,522	926,465
NT Mid Cap Value Fund	—	426,539	17,987	(1,121)	2,568	439,866
NT Small Company Fund	—	251,522	11,817	(1,303)	865	260,060
NT Emerging Markets Fund	—	406,684	19,710	(920)	53	420,984
NT Global Real Estate Fund	—	187,711	6,995	(253)	202	197,509
NT International Growth Fund	—	394,177	15,049	(1,313)	576	395,914
NT International Small-Mid Cap Fund	—	161,750	5,754	(262)	53	165,372
NT International Value Fund	—	360,514	12,996	(1,103)	318	363,894
High-Yield Fund	—	96,996	2,945	(130)	1,285	97,523
Inflation-Adjusted Bond Fund	—	196,490	4,719	(7)	960	195,533
NT Diversified Bond Fund	—	499,614	18,532	(104)	2,700	488,925
Global Bond Fund	—	195,413	4,816	(3)	47	195,231
	—	$6,417,965	$260,897	$(17,755)	$25,477	$6,524,754

(1)	Underlying fund investments represent Institutional Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	September 30, 2015 (fund inception) through July 31, 2016.

7. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets.

8. Fair Value Measurements

The funds’ investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 (except as noted) were as follows:

	2016		2015
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term capital gains	Ordinary Income	Long-term capital gains
One Choice In Retirement Portfolio	$32,690,921	$844,246	$16,208,626	$36,034,348
One Choice 2020 Portfolio	$28,212,440	$58,493,928	$31,030,514	$22,481,660
One Choice 2025 Portfolio	$45,426,349	$109,293,364	$49,465,196	$44,573,790
One Choice 2030 Portfolio	$30,355,962	$70,419,281	$30,251,106	$28,852,574
One Choice 2035 Portfolio	$38,208,577	$101,948,538	$38,645,841	$42,415,976
One Choice 2040 Portfolio	$22,936,534	$59,910,501	$22,978,838	$24,347,811
One Choice 2045 Portfolio	$26,391,029	$81,784,872	$28,600,824	$32,729,832
One Choice 2050 Portfolio	$13,278,184	$36,392,869	$12,977,487	$13,454,680
One Choice 2055 Portfolio	$4,352,585	$8,714,904	$3,216,547	$2,321,655
One Choice 2060 Portfolio(1)	$3,472	—	N/A	N/A

(1) September 30, 2015 (fund inception) through July 31, 2016.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Federal tax cost of investments	$1,775,095,216	$1,783,292,873	$2,522,463,120	$1,863,703,938	$2,070,416,101
Gross tax appreciation of investments	$155,648,855	$146,658,468	$286,335,164	$150,143,383	$229,626,856
Gross tax depreciation of investments	(10,751,694)	(9,718,915)	(17,840,203)	(12,479,658)	(17,207,500)
Net tax appreciation (depreciation) of investments	$144,897,161	$136,939,553	$268,494,961	$137,663,725	$212,419,356
Undistributed ordinary income	—	$9,290,125	$10,353,112	$6,436,104	$6,593,601
Accumulated long-term gains	$30,043,369	$37,187,483	$54,553,562	$40,590,589	$50,740,721

	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
Federal tax cost of investments	$1,433,096,383	$1,514,510,528	$882,293,659	$365,453,585	$6,174,965
Gross tax appreciation of investments	$107,946,683	$156,665,408	$53,088,356	$8,231,123	$349,789
Gross tax depreciation of investments	(10,893,063)	(12,932,005)	(6,616,429)	(2,984,044)	—
Net tax appreciation(depreciation) of investments	$97,053,620	$143,733,403	$46,471,927	$5,247,079	$349,789
Undistributed ordinary income	$4,016,732	$3,827,511	$1,966,727	$710,708	$17,029
Accumulated long-term gains	$35,650,866	$43,682,109	$23,971,345	$8,412,477	$2,070

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Reorganization

On December 9, 2014, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of One Choice® 2015 Portfolio, one fund in a series issued by the corporation, were transferred to One Choice In Retirement Portfolio in exchange for shares of One Choice In Retirement Portfolio. One Choice 2015 Portfolio had reached its most conservative planned target asset allocation and its asset mix matched that of One Choice In Retirement Portfolio. The reorganization was executed to combine two funds that had the same target asset allocations, both funds’ investment objectives and strategies were substantially similar and their total expense ratios were expected to be the same. The financial statements and performance history of One Choice In Retirement Portfolio survived after the reorganization. The reorganization was effective as of the close of the NYSE on March 27, 2015.

The reorganization was accomplished by a tax-free exchange of shares. On March 27, 2015, One Choice 2015 Portfolio exchanged its shares for shares of One Choice In Retirement Portfolio as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
One Choice 2015 Portfolio – Investor Class	39,935,280	One Choice In Retirement Portfolio – Investor Class	38,767,212
One Choice 2015 Portfolio – Institutional Class	16,214,110	One Choice In Retirement Portfolio – Institutional Class	15,752,681
One Choice 2015 Portfolio – A Class	17,460,238	One Choice In Retirement Portfolio – A Class	16,935,741
One Choice 2015 Portfolio – C Class	429,438	One Choice In Retirement Portfolio – C Class	418,218
One Choice 2015 Portfolio – R Class	10,053,272	One Choice In Retirement Portfolio – R Class	9,766,945

The net assets of One Choice 2015 Portfolio and One Choice In Retirement Portfolio immediately before the reorganization were $1,032,439,637 and $921,010,059, respectively. One Choice 2015 Portfolio’s unrealized appreciation of $98,786,019 was combined with that of One Choice In Retirement Portfolio. Immediately after the reorganization, the combined net assets were $1,953,449,696.

Assuming the reorganization had been completed on August 1, 2014, the beginning of the annual reporting period, the pro forma results of operations for the year ended July 31, 2015 are as follows:

Net investment income (loss)	$40,097,268
Net realized and unrealized gain (loss)	29,002,320
Net increase (decrease) in net assets resulting from operations	$69,099,588

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of One Choice 2015 Portfolio that have been included in One Choice In Retirement Portfolio's Statement of Operations since March 27, 2015.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice In Retirement Portfolio
Investor Class
2016	$12.62	0.21	0.12	0.33	(0.21)	(0.01)	(0.22)	$12.73	2.76%	0.20%	1.73%	14%	$837,622
2015	$13.02	0.20	0.27	0.47	(0.29)	(0.58)	(0.87)	$12.62	3.66%	0.20%	1.59%	17%	$822,618
2014	$12.41	0.27	0.73	1.00	(0.27)	(0.12)	(0.39)	$13.02	8.19%	0.20%	2.09%	16%	$255,133
2013	$11.61	0.22	0.94	1.16	(0.23)	(0.13)	(0.36)	$12.41	10.11%	0.20%	1.83%	11%	$205,529
2012	$11.23	0.25	0.39	0.64	(0.26)	—	(0.26)	$11.61	5.81%	0.21%	2.21%	28%	$128,450
Institutional Class
2016	$12.62	0.23	0.13	0.36	(0.24)	(0.01)	(0.25)	$12.73	2.97%	0.00%(4)	1.93%	14%	$510,188
2015	$13.03	0.22	0.27	0.49	(0.32)	(0.58)	(0.90)	$12.62	3.79%	0.00%(4)	1.79%	17%	$485,416
2014	$12.42	0.29	0.73	1.02	(0.29)	(0.12)	(0.41)	$13.03	8.40%	0.00%(4)	2.29%	16%	$130,406
2013	$11.61	0.25	0.94	1.19	(0.25)	(0.13)	(0.38)	$12.42	10.42%	0.00%(4)	2.03%	11%	$104,270
2012	$11.24	0.27	0.38	0.65	(0.28)	—	(0.28)	$11.61	5.92%	0.01%	2.41%	28%	$74,759
A Class
2016	$12.62	0.18	0.12	0.30	(0.18)	(0.01)	(0.19)	$12.73	2.50%	0.45%	1.48%	14%	$361,052
2015	$13.02	0.17	0.27	0.44	(0.26)	(0.58)	(0.84)	$12.62	3.39%	0.45%	1.34%	17%	$428,050
2014	$12.41	0.24	0.73	0.97	(0.24)	(0.12)	(0.36)	$13.02	7.92%	0.45%	1.84%	16%	$139,911
2013	$11.60	0.19	0.95	1.14	(0.20)	(0.13)	(0.33)	$12.41	9.94%	0.45%	1.58%	11%	$119,504
2012	$11.23	0.23	0.37	0.60	(0.23)	—	(0.23)	$11.60	5.46%	0.46%	1.96%	28%	$105,111

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$12.59	0.08	0.14	0.22	(0.10)	(0.01)	(0.11)	$12.70	1.78%	1.20%	0.73%	14%	$9,705
2015	$13.00	0.07	0.27	0.34	(0.17)	(0.58)	(0.75)	$12.59	2.59%	1.20%	0.59%	17%	$7,721
2014	$12.41	0.14	0.73	0.87	(0.16)	(0.12)	(0.28)	$13.00	7.13%	1.20%	1.09%	16%	$2,574
2013	$11.61	0.10	0.94	1.04	(0.11)	(0.13)	(0.24)	$12.41	9.04%	1.20%	0.83%	11%	$1,369
2012	$11.24	0.14	0.38	0.52	(0.15)	—	(0.15)	$11.61	4.69%	1.21%	1.21%	28%	$810
R Class
2016	$12.60	0.15	0.12	0.27	(0.15)	(0.01)	(0.16)	$12.71	2.25%	0.70%	1.23%	14%	$201,425
2015	$13.00	0.16	0.25	0.41	(0.23)	(0.58)	(0.81)	$12.60	3.13%	0.70%	1.09%	17%	$244,718
2014	$12.40	0.20	0.72	0.92	(0.20)	(0.12)	(0.32)	$13.00	7.57%	0.70%	1.59%	16%	$100,946
2013	$11.59	0.16	0.95	1.11	(0.17)	(0.13)	(0.30)	$12.40	9.67%	0.70%	1.33%	11%	$60,104
2012	$11.22	0.18	0.39	0.57	(0.20)	—	(0.20)	$11.59	5.20%	0.71%	1.71%	28%	$38,365

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2020 Portfolio
Investor Class
2016	$12.30	0.20	0.09	0.29	(0.20)	(0.41)	(0.61)	$11.98	2.60%	0.20%	1.75%	12%	$679,473
2015	$12.26	0.26	0.24	0.50	(0.27)	(0.19)	(0.46)	$12.30	4.14%	0.20%	2.08%	19%	$611,536
2014	$11.56	0.26	0.77	1.03	(0.24)	(0.09)	(0.33)	$12.26	8.99%	0.20%	2.16%	10%	$549,087
2013	$10.64	0.20	1.02	1.22	(0.20)	(0.10)	(0.30)	$11.56	11.67%	0.20%	1.79%	6%	$384,010
2012	$10.37	0.21	0.32	0.53	(0.23)	(0.03)	(0.26)	$10.64	5.27%	0.21%	2.14%	28%	$218,341
Institutional Class
2016	$12.31	0.22	0.09	0.31	(0.22)	(0.41)	(0.63)	$11.99	2.80%	0.00%(4)	1.95%	12%	$733,520
2015	$12.27	0.26	0.27	0.53	(0.30)	(0.19)	(0.49)	$12.31	4.35%	0.00%(4)	2.28%	19%	$579,653
2014	$11.57	0.28	0.77	1.05	(0.26)	(0.09)	(0.35)	$12.27	9.20%	0.00%(4)	2.36%	10%	$310,325
2013	$10.65	0.22	1.02	1.24	(0.22)	(0.10)	(0.32)	$11.57	11.89%	0.00%(4)	1.99%	6%	$211,576
2012	$10.38	0.25	0.30	0.55	(0.25)	(0.03)	(0.28)	$10.65	5.48%	0.01%	2.34%	28%	$99,935
A Class
2016	$12.28	0.18	0.08	0.26	(0.17)	(0.41)	(0.58)	$11.96	2.33%	0.45%	1.50%	12%	$342,985
2015	$12.23	0.23	0.25	0.48	(0.24)	(0.19)	(0.43)	$12.28	3.97%	0.45%	1.83%	19%	$357,730
2014	$11.54	0.23	0.76	0.99	(0.21)	(0.09)	(0.30)	$12.23	8.64%	0.45%	1.91%	10%	$334,141
2013	$10.62	0.17	1.02	1.19	(0.17)	(0.10)	(0.27)	$11.54	11.41%	0.45%	1.54%	6%	$270,040
2012	$10.36	0.20	0.29	0.49	(0.20)	(0.03)	(0.23)	$10.62	4.92%	0.46%	1.89%	28%	$180,502

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$12.26	0.09	0.09	0.18	(0.08)	(0.41)	(0.49)	$11.95	1.63%	1.20%	0.75%	12%	$7,968
2015	$12.22	0.14	0.23	0.37	(0.14)	(0.19)	(0.33)	$12.26	3.09%	1.20%	1.08%	19%	$11,578
2014	$11.52	0.14	0.77	0.91	(0.12)	(0.09)	(0.21)	$12.22	7.91%	1.20%	1.16%	10%	$10,743
2013	$10.61	0.08	1.02	1.10	(0.09)	(0.10)	(0.19)	$11.52	10.48%	1.20%	0.79%	6%	$6,117
2012	$10.34	0.10	0.32	0.42	(0.12)	(0.03)	(0.15)	$10.61	4.23%	1.21%	1.14%	28%	$2,304
R Class
2016	$12.26	0.15	0.09	0.24	(0.14)	(0.41)	(0.55)	$11.95	2.16%	0.70%	1.25%	12%	$156,330
2015	$12.22	0.20	0.24	0.44	(0.21)	(0.19)	(0.40)	$12.26	3.62%	0.70%	1.58%	19%	$167,576
2014	$11.53	0.20	0.76	0.96	(0.18)	(0.09)	(0.27)	$12.22	8.37%	0.70%	1.66%	10%	$140,753
2013	$10.61	0.14	1.03	1.17	(0.15)	(0.10)	(0.25)	$11.53	11.14%	0.70%	1.29%	6%	$102,250
2012	$10.34	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	$10.61	4.76%	0.71%	1.64%	28%	$61,212

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2025 Portfolio
Investor Class
2016	$14.62	0.25	0.08	0.33	(0.24)	(0.63)	(0.87)	$14.08	2.55%	0.20%	1.81%	11%	$1,147,291
2015	$14.57	0.31	0.36	0.67	(0.33)	(0.29)	(0.62)	$14.62	4.62%	0.20%	2.10%	20%	$1,075,028
2014	$13.71	0.32	0.98	1.30	(0.30)	(0.14)	(0.44)	$14.57	9.61%	0.20%	2.23%	7%	$992,507
2013	$12.46	0.23	1.35	1.58	(0.24)	(0.09)	(0.33)	$13.71	12.88%	0.20%	1.79%	3%	$807,998
2012	$12.13	0.25	0.34	0.59	(0.26)	—	(0.26)	$12.46	4.99%	0.21%	2.07%	21%	$554,462
Institutional Class
2016	$14.64	0.27	0.08	0.35	(0.27)	(0.63)	(0.90)	$14.09	2.69%	0.00%(4)	2.01%	11%	$884,534
2015	$14.58	0.32	0.39	0.71	(0.36)	(0.29)	(0.65)	$14.64	4.90%	0.00%(4)	2.30%	20%	$729,071
2014	$13.72	0.34	0.99	1.33	(0.33)	(0.14)	(0.47)	$14.58	9.83%	0.00%(4)	2.43%	7%	$424,420
2013	$12.47	0.26	1.35	1.61	(0.27)	(0.09)	(0.36)	$13.72	13.10%	0.00%(4)	1.99%	3%	$298,052
2012	$12.14	0.27	0.34	0.61	(0.28)	—	(0.28)	$12.47	5.20%	0.01%	2.27%	21%	$181,693
A Class
2016	$14.60	0.22	0.07	0.29	(0.20)	(0.63)	(0.83)	$14.06	2.28%	0.45%	1.56%	11%	$528,973
2015	$14.55	0.28	0.35	0.63	(0.29)	(0.29)	(0.58)	$14.60	4.36%	0.45%	1.85%	20%	$568,434
2014	$13.69	0.29	0.98	1.27	(0.27)	(0.14)	(0.41)	$14.55	9.35%	0.45%	1.98%	7%	$528,142
2013	$12.44	0.20	1.35	1.55	(0.21)	(0.09)	(0.30)	$13.69	12.61%	0.45%	1.54%	3%	$460,301
2012	$12.11	0.22	0.34	0.56	(0.23)	—	(0.23)	$12.44	4.73%	0.46%	1.82%	21%	$327,130

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$14.58	0.11	0.07	0.18	(0.10)	(0.63)	(0.73)	$14.03	1.42%	1.20%	0.81%	11%	$7,822
2015	$14.52	0.17	0.35	0.52	(0.17)	(0.29)	(0.46)	$14.58	3.64%	1.20%	1.10%	20%	$7,658
2014	$13.67	0.18	0.97	1.15	(0.16)	(0.14)	(0.30)	$14.52	8.46%	1.20%	1.23%	7%	$7,147
2013	$12.41	0.10	1.36	1.46	(0.11)	(0.09)	(0.20)	$13.67	11.86%	1.20%	0.79%	3%	$6,179
2012	$12.09	0.12	0.34	0.46	(0.14)	—	(0.14)	$12.41	3.87%	1.21%	1.07%	21%	$3,498
R Class
2016	$14.58	0.18	0.08	0.26	(0.17)	(0.63)	(0.80)	$14.04	2.03%	0.70%	1.31%	11%	$222,337
2015	$14.52	0.24	0.36	0.60	(0.25)	(0.29)	(0.54)	$14.58	4.17%	0.70%	1.60%	20%	$239,213
2014	$13.67	0.25	0.97	1.22	(0.23)	(0.14)	(0.37)	$14.52	9.01%	0.70%	1.73%	7%	$210,067
2013	$12.42	0.17	1.35	1.52	(0.18)	(0.09)	(0.27)	$13.67	12.34%	0.70%	1.29%	3%	$172,227
2012	$12.09	0.19	0.34	0.53	(0.20)	—	(0.20)	$12.42	4.48%	0.71%	1.57%	21%	$129,489

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2030 Portfolio
Investor Class
2016	$12.58	0.22	0.01	0.23	(0.21)	(0.50)	(0.71)	$12.10	2.08%	0.20%	1.83%	10%	$680,943
2015	$12.44	0.26	0.41	0.67	(0.27)	(0.26)	(0.53)	$12.58	5.43%	0.20%	2.04%	20%	$590,896
2014	$11.62	0.27	0.89	1.16	(0.25)	(0.09)	(0.34)	$12.44	10.15%	0.20%	2.27%	6%	$512,356
2013	$10.41	0.18	1.30	1.48	(0.18)	(0.09)	(0.27)	$11.62	14.53%	0.21%	1.66%	5%	$333,309
2012	$10.17	0.18	0.27	0.45	(0.19)	(0.02)	(0.21)	$10.41	4.60%	0.21%	1.87%	28%	$170,955
Institutional Class
2016	$12.59	0.23	0.02	0.25	(0.23)	(0.50)	(0.73)	$12.11	2.29%	0.00%(4)	2.03%	10%	$763,858
2015	$12.44	0.27	0.44	0.71	(0.30)	(0.26)	(0.56)	$12.59	5.73%	0.00%(4)	2.24%	20%	$574,390
2014	$11.62	0.30	0.89	1.19	(0.28)	(0.09)	(0.37)	$12.44	10.37%	0.00%(4)	2.47%	6%	$320,834
2013	$10.42	0.21	1.28	1.49	(0.20)	(0.09)	(0.29)	$11.62	14.76%	0.01%	1.86%	5%	$202,598
2012	$10.18	0.21	0.26	0.47	(0.21)	(0.02)	(0.23)	$10.42	4.71%	0.01%	2.07%	28%	$94,349
A Class
2016	$12.55	0.19	0.01	0.20	(0.18)	(0.50)	(0.68)	$12.07	1.82%	0.45%	1.58%	10%	$378,866
2015	$12.41	0.23	0.41	0.64	(0.24)	(0.26)	(0.50)	$12.55	5.18%	0.45%	1.79%	20%	$385,874
2014	$11.59	0.24	0.89	1.13	(0.22)	(0.09)	(0.31)	$12.41	9.89%	0.45%	2.02%	6%	$355,604
2013	$10.38	0.16	1.30	1.46	(0.16)	(0.09)	(0.25)	$11.59	14.28%	0.46%	1.41%	5%	$264,393
2012	$10.15	0.17	0.24	0.41	(0.16)	(0.02)	(0.18)	$10.38	4.25%	0.46%	1.62%	28%	$170,227

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$12.54	0.10	0.01	0.11	(0.09)	(0.50)	(0.59)	$12.06	1.03%	1.20%	0.83%	10%	$6,714
2015	$12.39	0.13	0.42	0.55	(0.14)	(0.26)	(0.40)	$12.54	4.46%	1.20%	1.04%	20%	$5,628
2014	$11.57	0.16	0.88	1.04	(0.13)	(0.09)	(0.22)	$12.39	9.07%	1.20%	1.27%	6%	$4,449
2013	$10.37	0.07	1.29	1.36	(0.07)	(0.09)	(0.16)	$11.57	13.32%	1.21%	0.66%	5%	$3,417
2012	$10.13	0.09	0.26	0.35	(0.09)	(0.02)	(0.11)	$10.37	3.57%	1.21%	0.87%	28%	$1,595
R Class
2016	$12.54	0.16	0.01	0.17	(0.15)	(0.50)	(0.65)	$12.06	1.56%	0.70%	1.33%	10%	$170,983
2015	$12.39	0.20	0.42	0.62	(0.21)	(0.26)	(0.47)	$12.54	4.99%	0.70%	1.54%	20%	$173,221
2014	$11.58	0.22	0.87	1.09	(0.19)	(0.09)	(0.28)	$12.39	9.53%	0.70%	1.77%	6%	$134,751
2013	$10.37	0.13	1.30	1.43	(0.13)	(0.09)	(0.22)	$11.58	14.00%	0.71%	1.16%	5%	$103,886
2012	$10.14	0.13	0.26	0.39	(0.14)	(0.02)	(0.16)	$10.37	3.99%	0.71%	1.37%	28%	$69,278

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2035 Portfolio
Investor Class
2016	$15.83	0.27	(0.07)(5)	0.20	(0.27)	(0.79)	(1.06)	$14.97	1.57%	0.20%	1.86%	8%	$905,126
2015	$15.60	0.33	0.62	0.95	(0.34)	(0.38)	(0.72)	$15.83	6.25%	0.20%	2.03%	23%	$839,655
2014	$14.52	0.35	1.22	1.57	(0.34)	(0.15)	(0.49)	$15.60	10.91%	0.20%	2.32%	5%	$755,938
2013	$12.81	0.22	1.82	2.04	(0.22)	(0.11)	(0.33)	$14.52	16.24%	0.20%	1.62%	3%	$573,216
2012	$12.52	0.22	0.30	0.52	(0.23)	—	(0.23)	$12.81	4.26%	0.21%	1.82%	16%	$374,544
Institutional Class
2016	$15.86	0.29	(0.06)(5)	0.23	(0.30)	(0.79)	(1.09)	$15.00	1.79%	0.00%(4)	2.06%	8%	$726,622
2015	$15.62	0.33	0.67	1.00	(0.38)	(0.38)	(0.76)	$15.86	6.52%	0.00%(4)	2.23%	23%	$556,384
2014	$14.55	0.38	1.21	1.59	(0.37)	(0.15)	(0.52)	$15.62	11.04%	0.00%(4)	2.52%	5%	$323,043
2013	$12.83	0.25	1.83	2.08	(0.25)	(0.11)	(0.36)	$14.55	16.54%	0.00%(4)	1.82%	3%	$235,505
2012	$12.54	0.25	0.29	0.54	(0.25)	—	(0.25)	$12.83	4.46%	0.01%	2.02%	16%	$138,143
A Class
2016	$15.81	0.24	(0.08)(5)	0.16	(0.23)	(0.79)	(1.02)	$14.95	1.31%	0.45%	1.61%	8%	$438,398
2015	$15.58	0.29	0.62	0.91	(0.30)	(0.38)	(0.68)	$15.81	5.98%	0.45%	1.78%	23%	$460,605
2014	$14.51	0.32	1.20	1.52	(0.30)	(0.15)	(0.45)	$15.58	10.57%	0.45%	2.07%	5%	$425,198
2013	$12.79	0.19	1.83	2.02	(0.19)	(0.11)	(0.30)	$14.51	16.05%	0.45%	1.37%	3%	$356,751
2012	$12.50	0.20	0.29	0.49	(0.20)	—	(0.20)	$12.79	4.00%	0.46%	1.57%	16%	$239,410

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$15.77	0.13	(0.08)(5)	0.05	(0.11)	(0.79)	(0.90)	$14.92	0.59%	1.20%	0.86%	8%	$6,533
2015	$15.53	0.16	0.64	0.80	(0.18)	(0.38)	(0.56)	$15.77	5.25%	1.20%	1.03%	23%	$6,587
2014	$14.46	0.19	1.21	1.40	(0.18)	(0.15)	(0.33)	$15.53	9.76%	1.20%	1.32%	5%	$4,586
2013	$12.76	0.08	1.82	1.90	(0.09)	(0.11)	(0.20)	$14.46	15.05%	1.20%	0.62%	3%	$3,572
2012	$12.46	0.09	0.32	0.41	(0.11)	—	(0.11)	$12.76	3.31%	1.21%	0.82%	16%	$1,396
R Class
2016	$15.79	0.20	(0.07)(5)	0.13	(0.19)	(0.79)	(0.98)	$14.94	1.11%	0.70%	1.36%	8%	$206,155
2015	$15.56	0.25	0.62	0.87	(0.26)	(0.38)	(0.64)	$15.79	5.71%	0.70%	1.53%	23%	$206,773
2014	$14.49	0.27	1.21	1.48	(0.26)	(0.15)	(0.41)	$15.56	10.30%	0.70%	1.82%	5%	$182,137
2013	$12.78	0.16	1.82	1.98	(0.16)	(0.11)	(0.27)	$14.49	15.69%	0.70%	1.12%	3%	$141,978
2012	$12.48	0.16	0.31	0.47	(0.17)	—	(0.17)	$12.78	3.83%	0.71%	1.32%	16%	$101,164

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2040 Portfolio
Investor Class
2016	$13.14	0.23	(0.09)(5)	0.14	(0.22)	(0.58)	(0.80)	$12.48	1.34%	0.20%	1.86%	8%	$546,509
2015	$12.86	0.28	0.59	0.87	(0.29)	(0.30)	(0.59)	$13.14	6.84%	0.20%	2.06%	20%	$472,335
2014	$11.87	0.30	1.07	1.37	(0.28)	(0.10)	(0.38)	$12.86	11.63%	0.20%	2.38%	4%	$392,199
2013	$10.31	0.18	1.62	1.80	(0.16)	(0.08)	(0.24)	$11.87	17.83%	0.20%	1.58%	5%	$234,285
2012	$10.11	0.17	0.23	0.40	(0.17)	(0.03)	(0.20)	$10.31	4.05%	0.21%	1.71%	20%	$107,290
Institutional Class
2016	$13.15	0.24	(0.07)(5)	0.17	(0.25)	(0.58)	(0.83)	$12.49	1.55%	0.00%(4)	2.06%	8%	$585,381
2015	$12.87	0.28	0.61	0.89	(0.31)	(0.30)	(0.61)	$13.15	7.05%	0.00%(4)	2.26%	20%	$437,728
2014	$11.88	0.32	1.07	1.39	(0.30)	(0.10)	(0.40)	$12.87	11.84%	0.00%(4)	2.58%	4%	$243,924
2013	$10.32	0.20	1.62	1.82	(0.18)	(0.08)	(0.26)	$11.88	18.05%	0.00%(4)	1.78%	5%	$156,913
2012	$10.12	0.19	0.23	0.42	(0.19)	(0.03)	(0.22)	$10.32	4.26%	0.01%	1.91%	20%	$70,149
A Class
2016	$13.12	0.20	(0.09)(5)	0.11	(0.19)	(0.58)	(0.77)	$12.46	1.08%	0.45%	1.61%	8%	$266,244
2015	$12.84	0.24	0.59	0.83	(0.25)	(0.30)	(0.55)	$13.12	6.57%	0.45%	1.81%	20%	$267,038
2014	$11.85	0.26	1.07	1.33	(0.24)	(0.10)	(0.34)	$12.84	11.36%	0.45%	2.13%	4%	$230,764
2013	$10.30	0.15	1.62	1.77	(0.14)	(0.08)	(0.22)	$11.85	17.45%	0.45%	1.33%	5%	$176,014
2012	$10.10	0.15	0.22	0.37	(0.14)	(0.03)	(0.17)	$10.30	3.80%	0.46%	1.46%	20%	$110,524

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$13.08	0.10	(0.09)(5)	0.01	(0.09)	(0.58)	(0.67)	$12.42	0.29%	1.20%	0.86%	8%	$3,529
2015	$12.80	0.15	0.58	0.73	(0.15)	(0.30)	(0.45)	$13.08	5.77%	1.20%	1.06%	20%	$3,158
2014	$11.82	0.17	1.06	1.23	(0.15)	(0.10)	(0.25)	$12.80	10.46%	1.20%	1.38%	4%	$2,939
2013	$10.26	0.07	1.62	1.69	(0.05)	(0.08)	(0.13)	$11.82	16.71%	1.20%	0.58%	5%	$2,049
2012	$10.07	0.06	0.23	0.29	(0.07)	(0.03)	(0.10)	$10.26	2.93%	1.21%	0.71%	20%	$559
R Class
2016	$13.10	0.17	(0.09)(5)	0.08	(0.16)	(0.58)	(0.74)	$12.44	0.82%	0.70%	1.36%	8%	$128,486
2015	$12.82	0.21	0.59	0.80	(0.22)	(0.30)	(0.52)	$13.10	6.31%	0.70%	1.56%	20%	$122,661
2014	$11.83	0.23	1.07	1.30	(0.21)	(0.10)	(0.31)	$12.82	11.10%	0.70%	1.88%	4%	$94,677
2013	$10.28	0.12	1.62	1.74	(0.11)	(0.08)	(0.19)	$11.83	17.18%	0.70%	1.08%	5%	$64,687
2012	$10.08	0.12	0.23	0.35	(0.12)	(0.03)	(0.15)	$10.28	3.54%	0.71%	1.21%	20%	$36,524

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2045 Portfolio
Investor Class
2016	$16.57	0.29	(0.15)(5)	0.14	(0.28)	(0.90)	(1.18)	$15.53	1.19%	0.20%	1.88%	7%	$666,583
2015	$16.22	0.35	0.80	1.15	(0.37)	(0.43)	(0.80)	$16.57	7.22%	0.20%	2.10%	23%	$608,154
2014	$14.92	0.37	1.44	1.81	(0.36)	(0.15)	(0.51)	$16.22	12.34%	0.20%	2.38%	4%	$523,828
2013	$12.84	0.22	2.17	2.39	(0.21)	(0.10)	(0.31)	$14.92	18.94%	0.20%	1.58%	3%	$355,470
2012	$12.59	0.20	0.26	0.46	(0.21)	—	(0.21)	$12.84	3.76%	0.21%	1.66%	14%	$222,501
Institutional Class
2016	$16.60	0.31	(0.14)(5)	0.17	(0.31)	(0.90)	(1.21)	$15.56	1.40%	0.00%(4)	2.08%	7%	$563,161
2015	$16.24	0.36	0.84	1.20	(0.41)	(0.43)	(0.84)	$16.60	7.50%	0.00%(4)	2.30%	23%	$437,726
2014	$14.94	0.40	1.44	1.84	(0.39)	(0.15)	(0.54)	$16.24	12.55%	0.00%(4)	2.58%	4%	$281,772
2013	$12.86	0.25	2.17	2.42	(0.24)	(0.10)	(0.34)	$14.94	19.15%	0.00%(4)	1.78%	3%	$196,557
2012	$12.60	0.23	0.26	0.49	(0.23)	—	(0.23)	$12.86	4.04%	0.01%	1.86%	14%	$116,894
A Class
2016	$16.54	0.25	(0.14)(5)	0.11	(0.24)	(0.90)	(1.14)	$15.51	0.98%	0.45%	1.63%	7%	$288,989
2015	$16.19	0.31	0.80	1.11	(0.33)	(0.43)	(0.76)	$16.54	6.96%	0.45%	1.85%	23%	$306,435
2014	$14.89	0.34	1.43	1.77	(0.32)	(0.15)	(0.47)	$16.19	12.08%	0.45%	2.13%	4%	$283,598
2013	$12.82	0.18	2.17	2.35	(0.18)	(0.10)	(0.28)	$14.89	18.59%	0.45%	1.33%	3%	$231,054
2012	$12.56	0.18	0.26	0.44	(0.18)	—	(0.18)	$12.82	3.59%	0.46%	1.41%	14%	$147,197

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$16.51	0.14	(0.15)(5)	(0.01)	(0.12)	(0.90)	(1.02)	$15.48	0.19%	1.20%	0.88%	7%	$2,944
2015	$16.15	0.16	0.83	0.99	(0.20)	(0.43)	(0.63)	$16.51	6.21%	1.20%	1.10%	23%	$2,459
2014	$14.86	0.20	1.44	1.64	(0.20)	(0.15)	(0.35)	$16.15	11.18%	1.20%	1.38%	4%	$1,993
2013	$12.79	0.10	2.15	2.25	(0.08)	(0.10)	(0.18)	$14.86	17.72%	1.20%	0.58%	3%	$1,220
2012	$12.53	0.08	0.27	0.35	(0.09)	—	(0.09)	$12.79	2.82%	1.21%	0.66%	14%	$633
R Class
2016	$16.53	0.21	(0.15)(5)	0.06	(0.20)	(0.90)	(1.10)	$15.49	0.66%	0.70%	1.38%	7%	$136,567
2015	$16.17	0.27	0.81	1.08	(0.29)	(0.43)	(0.72)	$16.53	6.75%	0.70%	1.60%	23%	$130,537
2014	$14.88	0.30	1.42	1.72	(0.28)	(0.15)	(0.43)	$16.17	11.73%	0.70%	1.88%	4%	$117,392
2013	$12.81	0.15	2.17	2.32	(0.15)	(0.10)	(0.25)	$14.88	18.30%	0.70%	1.08%	3%	$91,776
2012	$12.55	0.14	0.27	0.41	(0.15)	—	(0.15)	$12.81	3.33%	0.71%	1.16%	14%	$62,208

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2050 Portfolio
Investor Class
2016	$13.20	0.22	(0.12)(5)	0.10	(0.22)	(0.59)	(0.81)	$12.49	1.09%	0.20%	1.85%	7%	$332,786
2015	$12.85	0.28	0.66	0.94	(0.29)	(0.30)	(0.59)	$13.20	7.37%	0.20%	2.06%	21%	$268,548
2014	$11.77	0.29	1.17	1.46	(0.28)	(0.10)	(0.38)	$12.85	12.59%	0.20%	2.35%	4%	$214,823
2013	$10.07	0.16	1.77	1.93	(0.15)	(0.08)	(0.23)	$11.77	19.51%	0.20%	1.51%	4%	$115,834
2012	$9.88	0.14	0.21	0.35	(0.14)	(0.02)	(0.16)	$10.07	3.67%	0.21%	1.53%	12%	$48,553
Institutional Class
2016	$13.22	0.24	(0.12)(5)	0.12	(0.24)	(0.59)	(0.83)	$12.51	1.30%	0.00%(4)	2.05%	7%	$365,225
2015	$12.87	0.28	0.68	0.96	(0.31)	(0.30)	(0.61)	$13.22	7.58%	0.00%(4)	2.26%	21%	$257,921
2014	$11.79	0.32	1.17	1.49	(0.31)	(0.10)	(0.41)	$12.87	12.79%	0.00%(4)	2.55%	4%	$135,635
2013	$10.09	0.19	1.76	1.95	(0.17)	(0.08)	(0.25)	$11.79	19.72%	0.00%(4)	1.71%	4%	$95,469
2012	$9.90	0.17	0.20	0.37	(0.16)	(0.02)	(0.18)	$10.09	3.87%	0.01%	1.73%	12%	$49,284
A Class
2016	$13.18	0.20	(0.13)(5)	0.07	(0.19)	(0.59)	(0.78)	$12.47	0.83%	0.45%	1.60%	7%	$157,110
2015	$12.83	0.24	0.66	0.90	(0.25)	(0.30)	(0.55)	$13.18	7.11%	0.45%	1.81%	21%	$162,011
2014	$11.75	0.26	1.17	1.43	(0.25)	(0.10)	(0.35)	$12.83	12.32%	0.45%	2.10%	4%	$131,709
2013	$10.06	0.14	1.76	1.90	(0.13)	(0.08)	(0.21)	$11.75	19.13%	0.45%	1.26%	4%	$91,012
2012	$9.87	0.13	0.20	0.33	(0.12)	(0.02)	(0.14)	$10.06	3.41%	0.46%	1.28%	12%	$55,073

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$13.15	0.11	(0.13)(5)	(0.02)	(0.09)	(0.59)	(0.68)	$12.45	0.11%	1.20%	0.85%	7%	$1,939
2015	$12.80	0.15	0.65	0.80	(0.15)	(0.30)	(0.45)	$13.15	6.30%	1.20%	1.06%	21%	$2,197
2014	$11.73	0.19	1.14	1.33	(0.16)	(0.10)	(0.26)	$12.80	11.40%	1.20%	1.35%	4%	$1,983
2013	$10.04	0.06	1.76	1.82	(0.05)	(0.08)	(0.13)	$11.73	18.26%	1.20%	0.51%	4%	$1,748
2012	$9.85	0.05	0.21	0.26	(0.05)	(0.02)	(0.07)	$10.04	2.64%	1.21%	0.53%	12%	$530
R Class
2016	$13.16	0.17	(0.13)(5)	0.04	(0.15)	(0.59)	(0.74)	$12.46	0.64%	0.70%	1.35%	7%	$71,705
2015	$12.81	0.21	0.66	0.87	(0.22)	(0.30)	(0.52)	$13.16	6.84%	0.70%	1.56%	21%	$62,763
2014	$11.74	0.23	1.16	1.39	(0.22)	(0.10)	(0.32)	$12.81	11.96%	0.70%	1.85%	4%	$47,771
2013	$10.05	0.11	1.76	1.87	(0.10)	(0.08)	(0.18)	$11.74	18.84%	0.70%	1.01%	4%	$32,896
2012	$9.86	0.10	0.21	0.31	(0.10)	(0.02)	(0.12)	$10.05	3.16%	0.71%	1.03%	12%	$15,933

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2055 Portfolio
Investor Class
2016	$13.72	0.22	(0.11)(5)	0.11	(0.22)	(0.43)	(0.65)	$13.18	1.02%	0.20%	1.78%	6%	$106,441
2015	$13.22	0.27	0.72	0.99	(0.28)	(0.21)	(0.49)	$13.72	7.56%	0.20%	1.94%	24%	$66,163
2014	$12.02	0.30	1.24	1.54	(0.28)	(0.06)	(0.34)	$13.22	12.87%	0.20%	2.22%	8%	$33,357
2013	$10.19	0.15	1.85	2.00	(0.14)	(0.03)	(0.17)	$12.02	19.86%	0.20%	1.36%	13%	$14,959
2012	$9.92	0.12	0.25	0.37	(0.10)	—	(0.10)	$10.19	3.78%	0.20%	1.25%	44%	$3,920
Institutional Class
2016	$13.73	0.25	(0.12)(5)	0.13	(0.24)	(0.43)	(0.67)	$13.19	1.23%	0.00%(4)	1.98%	6%	$162,255
2015	$13.23	0.28	0.74	1.02	(0.31)	(0.21)	(0.52)	$13.73	7.78%	0.00%(4)	2.14%	24%	$92,653
2014	$12.03	0.28	1.28	1.56	(0.30)	(0.06)	(0.36)	$13.23	13.09%	0.00%(4)	2.42%	8%	$43,147
2013	$10.20	0.18	1.84	2.02	(0.16)	(0.03)	(0.19)	$12.03	20.08%	0.00%(4)	1.56%	13%	$10,951
2012	$9.92	0.14	0.25	0.39	(0.11)	—	(0.11)	$10.20	4.04%	0.00%(4)	1.45%	44%	$3,939
A Class
2016	$13.69	0.20	(0.13)(5)	0.07	(0.18)	(0.43)	(0.61)	$13.15	0.76%	0.45%	1.53%	6%	$65,954
2015	$13.19	0.24	0.72	0.96	(0.25)	(0.21)	(0.46)	$13.69	7.31%	0.45%	1.69%	24%	$51,889
2014	$12.00	0.26	1.23	1.49	(0.24)	(0.06)	(0.30)	$13.19	12.52%	0.45%	1.97%	8%	$31,787
2013	$10.17	0.13	1.85	1.98	(0.12)	(0.03)	(0.15)	$12.00	19.59%	0.45%	1.11%	13%	$14,138
2012	$9.91	0.10	0.24	0.34	(0.08)	—	(0.08)	$10.17	3.49%	0.45%	1.00%	44%	$3,253

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$13.64	0.11	(0.13)(5)	(0.02)	(0.08)	(0.43)	(0.51)	$13.11	0.06%	1.20%	0.78%	6%	$636
2015	$13.14	0.14	0.71	0.85	(0.14)	(0.21)	(0.35)	$13.64	6.51%	1.20%	0.94%	24%	$557
2014	$11.95	0.17	1.23	1.40	(0.15)	(0.06)	(0.21)	$13.14	11.72%	1.20%	1.22%	8%	$428
2013	$10.13	0.05	1.84	1.89	(0.04)	(0.03)	(0.07)	$11.95	18.66%	1.20%	0.36%	13%	$215
2012	$9.88	0.02	0.26	0.28	(0.03)	—	(0.03)	$10.13	2.81%	1.20%	0.25%	44%	$87
R Class
2016	$13.69	0.17	(0.13)(5)	0.04	(0.15)	(0.43)	(0.58)	$13.15	0.51%	0.70%	1.28%	6%	$35,414
2015	$13.18	0.21	0.72	0.93	(0.21)	(0.21)	(0.42)	$13.69	7.11%	0.70%	1.44%	24%	$24,867
2014	$11.99	0.23	1.23	1.46	(0.21)	(0.06)	(0.27)	$13.18	12.25%	0.70%	1.72%	8%	$13,999
2013	$10.16	0.09	1.86	1.95	(0.09)	(0.03)	(0.12)	$11.99	19.31%	0.70%	0.86%	13%	$6,983
2012	$9.90	0.06	0.26	0.32	(0.06)	—	(0.06)	$10.16	3.29%	0.70%	0.75%	44%	$1,108

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2060 Portfolio
Investor Class
2016(4)	$10.00	0.10	0.91	1.01	(0.12)	$10.89	10.12%	0.20%(5)	0.88%(5)	13%	$1,305
Institutional Class
2016(4)	$10.00	0.08	0.94	1.02	(0.12)	$10.90	10.27%	0.00%(5)(6)	1.08%(5)	13%	$2,443
A Class
2016(4)	$10.00	0.02	0.96	0.98	(0.11)	$10.87	9.84%	0.45%(5)	0.63%(5)	13%	$2,143
C Class
2016(4)	$10.00	0.09	0.83	0.92	(0.09)	$10.83	9.23%	1.20%(5)	(0.12)%(5)	13%	$28
R Class
2016(4)	$10.00	0.04	0.92	0.96	(0.10)	$10.86	9.67%	0.70%(5)	0.38%(5)	13%	$605

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	September 30, 2015 (fund inception) through July 31, 2016.

(5)	Annualized.

(6)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Asset Allocation Portfolios, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice In Retirement Portfolio, One Choice 2020 Portfolio, One Choice 2025 Portfolio, One Choice 2030 Portfolio, One Choice 2035 Portfolio, One Choice 2040 Portfolio, One Choice 2045 Portfolio, One Choice 2050 Portfolio, One Choice 2055 Portfolio, and One Choice 2060 Portfolio, ten of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”), as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (as to One Choice 2060 Portfolio, the related statement of operations, statement of changes in net assets, and financial highlights for the period from September 30, 2015 (inception date) through July 31, 2016). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2016

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreements

At a meeting held on June 29, 2016, the Funds’ Board of Directors (the “Board) unanimously approved the renewal of the management agreements pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
Prior to its consideration of the renewal of each Fund’s management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.
In connection with its consideration of the renewal of each Fund’s management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided by the Advisor to each Fund;

•	the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of each Fund, including data comparing each Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning each Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ other service providers;

•	financial data showing the cost of services provided to each Fund and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by each Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Funds.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.
Factors Considered
The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approvals. They determined that the information was sufficient for them to evaluate each Fund’s management agreement. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreements, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreements, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that under the management agreements, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing each Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.
Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified with respect to a fund, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance for One Choice In Retirement Portfolio was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The performance for One Choice 2020 Portfolio was above its benchmark for the three- and five-year periods and slightly below its benchmark for the one-year period reviewed by the Board. The performance for One Choice 2025 Portfolio, One Choice 2035 Portfolio, and One Choice 2045 Portfolio was above each Fund’s respective benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The performance for One Choice 2030 Portfolio, One Choice 2040 Portfolio, and One Choice 2050 Portfolio was above each Fund’s respective benchmark for the one-, three-, and five-year periods reviewed by the Board. The performance for One Choice 2055 Portfolio was above its benchmark for the one- and three-year periods reviewed by the Board. One Choice 2060 Portfolio has less than one year of performance history. The Board, directly and through its Fund Performance Review Committee, regularly reviews the investment management services of the

Advisor. Taking all of these factors into consideration, the Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreements.
Shareholder and Other Services. Under the management agreements, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to each Fund under the management agreements to be competitive and of high quality.
Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the Funds’ management agreements, and the reasonableness of the current management agreements. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.
Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.
Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund pays the Advisor an administrative fee and indirectly bears its pro rata share of the expenses incurred by the underlying funds. Each underlying fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel), as well as expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board concluded that the administrative fee and other underlying fund expenses incurred by each Fund were reasonable in light of the services provided to each Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.
Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Board received confirmation from the Advisor that all such payments by the Funds intended for distribution were made pursuant to each Fund’s 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.
Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.
Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management agreements between the Funds and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds’ investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s
website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2016.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2016 as qualified for the corporate dividends received deduction.

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$9,329,707	$8,936,239	$13,883,757	$10,110,906	$12,459,928

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
$8,724,975	$10,457,252	$5,731,555	$2,067,383	$3,555

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2016.

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$971,613	$473,328	$3,755,702	$1,042,002	$3,857,700

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
$319,003	$1,015,118	$86,489	$12,049	—

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2016.

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$4,184,076	$58,493,928	$114,114,092	$73,875,140	$106,308,500

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
$62,965,738	$85,709,421	$38,718,027	$9,533,416	—

For the fiscal year ended July 31, 2016, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice In Retirement Portfolio	$243,928	0.0016	$1,607,985	0.0107
One Choice 2020 Portfolio	$273,522	0.0017	$1,782,805	0.0111
One Choice 2025 Portfolio	$489,560	0.0025	$3,203,142	0.0162
One Choice 2030 Portfolio	$400,198	0.0024	$2,619,431	0.0158
One Choice 2035 Portfolio	$541,971	0.0036	$3,557,319	0.0233
One Choice 2040 Portfolio	$386,095	0.0031	$2,495,041	0.0203
One Choice 2045 Portfolio	$456,565	0.0043	$2,929,846	0.0274
One Choice 2050 Portfolio	$251,946	0.0034	$1,612,899	0.0217
One Choice 2055 Portfolio	$87,119	0.0031	$560,600	0.0199
One Choice 2060 Portfolio	$83	0.0001	$535	0.0009

The funds utilized the following earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction (tax equalization).

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$3,785,949	—	$8,587,350	$6,020,213	$7,361,548

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
$5,039,590	$6,227,027	$3,638,717	$1,270,055	—

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Services for the Deaf	711

American Century Asset Allocation Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90167 1609

Annual Report

July 31, 2016

One Choice® In Retirement Portfolio R6

One Choice® 2020 Portfolio R6

One Choice® 2025 Portfolio R6

One Choice® 2030 Portfolio R6

One Choice® 2035 Portfolio R6

One Choice® 2040 Portfolio R6

One Choice® 2045 Portfolio R6

One Choice® 2050 Portfolio R6

One Choice® 2055 Portfolio R6

One Choice® 2060 Portfolio R6

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed well.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
One Choice In Retirement Portfolio R6 — R6 Class	ARDTX	2.98%	5.16%	7/31/13
S&P Target Date Retirement Income Index	—	3.68%	4.40%	—
One Choice 2020 Portfolio R6 — R6 Class	ARBDX	2.92%	5.53%	7/31/13
S&P Target Date To 2020 Index	—	3.31%	5.23%	—
One Choice 2025 Portfolio R6 — R6 Class	ARWDX	2.81%	5.92%	7/31/13
S&P Target Date To 2025 Index	—	3.10%	5.54%	—
One Choice 2030 Portfolio R6 — R6 Class	ARCUX	2.33%	6.19%	7/31/13
S&P Target Date To 2030 Index	—	2.90%	5.82%	—
One Choice 2035 Portfolio R6 — R6 Class	ARLDX	1.86%	6.52%	7/31/13
S&P Target Date To 2035 Index	—	2.52%	6.02%	—
One Choice 2040 Portfolio R6 — R6 Class	ARDUX	1.62%	6.87%	7/31/13
S&P Target Date To 2040 Index	—	2.33%	6.21%	—
One Choice 2045 Portfolio R6 — R6 Class	ARDOX	1.56%	7.20%	7/31/13
S&P Target Date To 2045 Index	—	2.14%	6.38%	—
One Choice 2050 Portfolio R6 — R6 Class	ARFEX	1.43%	7.25%	7/31/13
S&P Target Date To 2050 Index	—	1.95%	6.51%	—
One Choice 2055 Portfolio R6 — R6 Class	AREUX	1.39%	7.39%	7/31/13
S&P Target Date To 2055+ Index	—	1.75%	6.66%	—
One Choice 2060 Portfolio R6 — R6 Class	ARGDX	—	10.39%	9/30/15
S&P Target Date To 2055+ Index	—	—	11.14%	—

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

3

Growth of $10,000 Over Life of One Choice In Retirement Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2016
R6 Class — $11,632

S&P Target Date Retirement Income Index — $11,379

Growth of $10,000 Over Life of One Choice 2020 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2016
R6 Class — $11,754

S&P Target Date To 2020 Index — $11,653

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

4

Growth of $10,000 Over Life of One Choice 2025 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2016
R6 Class — $11,885

S&P Target Date To 2025 Index — $11,758

Growth of $10,000 Over Life of One Choice 2030 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2016
R6 Class — $11,977

S&P Target Date To 2030 Index — $11,851

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

5

Growth of $10,000 Over Life of One Choice 2035 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2016
R6 Class — $12,089

S&P Target Date To 2035 Index — $11,917

Growth of $10,000 Over Life of One Choice 2040 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2016
R6 Class — $12,209

S&P Target Date To 2040 Index — $11,984

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

6

Growth of $10,000 Over Life of One Choice 2045 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2016
R6 Class — $12,321

S&P Target Date To 2045 Index — $12,040

Growth of $10,000 Over Life of One Choice 2050 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2016
R6 Class — $12,338

S&P Target Date To 2050 Index — $12,087

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

7

Growth of $10,000 Over Life of One Choice 2055 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2016
R6 Class — $12,387

S&P Target Date To 2055+ Index — $12,137

Growth of $10,000 Over Life of One Choice 2060 Portfolio R6
$10,000 investment made September 30, 2015

Value on July 31, 2016
R6 Class — $11,039

S&P Target Date To 2055+ Index — $11,114

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

8

Total Annual Fund Operating Expenses
One Choice In Retirement Portfolio R6 — R6 Class	0.54%
One Choice 2020 Portfolio R6 — R6 Class	0.53%
One Choice 2025 Portfolio R6 — R6 Class	0.56%
One Choice 2030 Portfolio R6 — R6 Class	0.58%
One Choice 2035 Portfolio R6 — R6 Class	0.59%
One Choice 2040 Portfolio R6 — R6 Class	0.62%
One Choice 2045 Portfolio R6 — R6 Class	0.65%
One Choice 2050 Portfolio R6 — R6 Class	0.66%
One Choice 2055 Portfolio R6 — R6 Class	0.67%
One Choice 2060 Portfolio R6 — R6 Class	0.69%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

9

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, Radu Gabudean, and David MacEwen

Performance Summary

Each of the nine One Choice® Target Date Portfolios R6 existing for the full fiscal year ended July 31, 2016, advanced, with returns ranging from 2.98% for the One Choice In Retirement Portfolio R6 to 1.39% for the One Choice 2055 Portfolio R6. We also introduced the One Choice 2060 Portfolio R6 on September 30, 2015, and it returned 10.39%* from inception through July 31, 2016 (see pages 3-8 for more detailed performance information). Returns for the periods reflected strong performance of the Portfolios’ fixed-income investments and advances across most U.S.-based equity segments, which outperformed their non-U.S. counterparts.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Market Overview

The reporting period began with pronounced volatility as markets receded in response to the slowing Chinese economy and the potential spillover effects on overall global growth. Equity indices experienced steep losses as investors exited riskier assets following currency devaluation by the Chinese government on the heels of disappointing economic growth data. Concerns about slowing growth reverberated throughout global markets and would serve as an ongoing driver of market returns throughout the period. Equity markets also came under pressure as commodity prices deteriorated in the first half of the fiscal year, with oil prices sinking to their lowest levels since early 2009 on widening oversupply and uncertain future demand. Oil and a number of other commodity prices rebounded somewhat in the second half of the fiscal year, but remained weak from an historical perspective.

Divergence of central bank policies remained a persistent theme throughout the reporting period, with global market headlines and returns dominated by anticipation of and reaction to monetary policy changes. The Federal Reserve (Fed) raised interest rates in December of 2015 for the first time in nearly a decade; in contrast, other central banks around the world pursued aggressive stimulus programs. This is consistent with the fact that economic growth rates in the U.S. continued to outpace those in most of the rest of the world.

Following a broad sell-off early in 2016, equities reversed course as investors took on a more optimistic outlook. Global growth concerns abated somewhat in response to more upbeat economic releases, improving sentiment about China, and rising commodity and oil prices. Accommodative monetary policy of major central banks and further delays in Fed tightening, as well as a weakening U.S. dollar, helped to drive equity market rallies around the globe. Market leadership shifted in early 2016, with value-oriented equities outperforming growth as more defensive names led those typically associated with a cyclical recovery. The close of the period was dominated by uncertainty around “Brexit,” the U.K. referendum about remaining in the European Union (EU). Following a “leave” vote at the end of June, global markets corrected sharply, with virtually all risky asset classes declining amid the uncertainty, with U.K. and European companies among the hardest hit. After a two-day sell-off that erased more than $3 trillion of global stock market value, cooler heads ultimately prevailed and investors adopted a longer-term view of Brexit and its effect on global growth and financial markets, concluding that the impact may not be as dire as originally thought. Global equities rallied in the final month of the reporting period, as investors shook off mounting geopolitical risks and tumbling oil prices, focusing instead on additional central bank stimulus on the horizon.

* Total returns for periods less than one year are not annualized.

10

In this environment, U.S. equities ended the reporting period with advances, outperforming both developed non-U.S. equities, which produced substantive declines, and emerging markets, which fell more modestly. Within the U.S. market, value led growth stocks across all capitalization ranges, and broad large- and mid-cap indices outperformed their small-cap peers.

Fixed-income investments generally advanced, with positive returns largely generated during the second half of the reporting period. During the first part of the fiscal year, investors’ risk-aversion heightened on concerns about China’s growth rate and its likely impact on the overall health of the global economy. As investors gravitated toward the relative safety of higher-quality fixed-income investments, higher-yielding bonds declined. This preference for less-risky investments continued into 2016. While equities sold off broadly, bonds advanced, led by unhedged, non-U.S. aggregate bond indices, which benefited from supportive monetary policies of global central banks and from U.S.-dollar weakness. For the period as a whole, non-U.S. bonds led bonds in the U.S. Within the broad U.S. bond market, high-quality bonds slightly outperformed high-yield, and longer-duration bonds produced larger advances as compared to those with shorter-durations, with long-term U.S. Treasury securities producing substantial gains.

Fund Information

Each One Choice Target Date Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See pages 13-14 for the specific underlying fund allocations for each Portfolio.) A Portfolio’s target date is the approximate year when investors plan to retire and likely would stop making new investments in the fund. The principal value of the investment is not guaranteed at any time, including at the target date. One Choice In Retirement Portfolio R6 is generally intended for investors near, at, or in retirement. There is no guarantee that an investment in any of the funds will provide adequate income at or through an investor’s retirement.

Each target-dated Portfolio seeks the highest total return consistent with its asset mix. Over time, the asset mix and weightings are adjusted to be more conservative. In general, as the target year approaches, each Portfolio’s allocation becomes more conservative by decreasing the allocation to stock funds and increasing the allocation to bond and money market funds. By the time each Portfolio reaches its target date, its target asset mix will become fixed and match that of One Choice In Retirement Portfolio R6, which seeks current income and capital appreciation.

Portfolio Performance

The Portfolios’ U.S. equity funds generally contributed positively to performance for the 12-month period, with the exception of NT Heritage Fund and NT Small Company Fund, which detracted fractionally. NT Mid Cap Value Fund contributed most among all equity funds in absolute terms, and outperformed its underlying benchmark as a result of stock selection decisions. NT Growth Fund, NT Large Company Value Fund, and NT Equity Growth Fund all contributed notably to absolute results; however, all three funds underperformed their respective benchmarks.

Non-U.S. equity performance was mixed. NT International Growth Fund was a leading detractor from absolute performance and underperformed its benchmark. NT International Value Fund had negative absolute returns and was a leading detractor from performance in all Portfolios; nevertheless, the fund held up better than its underlying benchmark thanks to effective stock selection decisions across a wide range of sectors and countries. At the other end of the spectrum, NT Global Real Estate Fund contributed to absolute performance in every Portfolio despite lagging its benchmark.

11

The Portfolios’ fixed-income holdings contributed meaningfully to performance during the period. NT Diversified Bond Fund contributed most across all equity and fixed-income positions for Portfolios from In Retirement to 2040, and was the leading source of strength among fixed-income holdings in Portfolios dated 2045 and beyond. Consistent with the strong performance of high-quality bonds around the globe, International Bond Fund (not held by Portfolios dated 2040 and further from retirement) made a sizeable contribution to return during the year. Similarly, Global Bond Fund, which is represented in all Portfolios, aided performance. Inflation-Adjusted Bond Fund performed well and contributed positively to performance across all Portfolios, while Short Duration Inflation Protection Bond Fund contributed from the In Retirement Portfolio to Target Date 2035. Strong demand for yield meant below-investment-grade corporate securities also performed well, making High-Yield Fund a source of strength across all portfolios. Nevertheless, while absolute performance was positive, a number of component funds underperformed their underlying benchmarks, led by High-Yield Fund, NT Diversified Bond Fund, and Global Bond Fund.

A Look Ahead

We believe that global divergence in economic growth and monetary policy by central banks seems likely to continue. Growth remains mostly slower outside the U.S., and non-U.S. monetary policies are generally more stimulative. Capital markets are increasingly taking their cues from global factors rather than focusing on the U.S. Therefore, China continues to be the leading influence on global economic expansion, although the U.K. jumped into the limelight by electing to exit the EU.

U.S. interest rates remain at historically low levels, but higher interest rates appear justified when considering domestic economic factors alone and ignoring global conditions. Falling unemployment, rising wages, higher rents, and improving home prices argue for higher rates. However, what happens in China, Europe, and Japan could have at least as much impact on U.S. interest rates as what happens in the U.S. Global macro headwinds are having more impact on the smaller manufacturing side of the U.S. economy than the larger services side, which is still expanding. The Fed owns a large bond portfolio acquired through past Quantitative Easing (QE) purchases, and will continue to reinvest coupon interest and principal from these bonds, which is likely to help keep interest rates low. While earlier predictions called for two small rate increases during 2016, the market is now pricing in a very low probability of tightening in the wake of Brexit and a lower-than-expected reported growth rate for the second quarter.

Looking ahead, we think that uncertainty in whether the Fed will raise interest rates again, the impact of the Brexit vote, slow global growth (and low corporate profits), and the possible impact from the U.S. presidential election will continue to affect market returns and volatility. While stock valuations on the whole are not terribly compelling, there have been significant rotations and corrections at the industry and sector level going back at least to 2015, creating select investment opportunities. Growth is likely to remain disappointing around much of the globe, particularly for countries with exposure to China and/or commodity markets. While tighter monetary policy and higher rates in the U.S. typically weigh on risk assets such as emerging markets equities, attractive valuations and monetary conditions in many emerging markets countries can lead to compelling investment opportunities.

12

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2016
	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
Equity
NT Core Equity Plus Fund	3.0%	3.0%	3.0%	3.0%	3.2%
NT Disciplined Growth Fund	1.5%	1.8%	2.2%	2.5%	2.9%
NT Equity Growth Fund	10.0%	9.7%	9.4%	9.3%	9.2%
NT Growth Fund	4.5%	5.1%	5.9%	7.0%	8.6%
NT Heritage Fund	2.2%	2.8%	3.8%	4.3%	4.6%
NT Large Company Value Fund	9.5%	9.5%	9.7%	10.1%	10.5%
NT Mid Cap Value Fund	4.5%	5.0%	5.7%	6.0%	6.0%
NT Small Company Fund	2.0%	1.8%	1.7%	2.2%	3.0%
NT Emerging Markets Fund	—	0.9%	1.9%	2.6%	3.1%
NT Global Real Estate Fund	1.0%	1.2%	1.5%	1.7%	1.9%
NT International Growth Fund	4.5%	4.7%	5.0%	5.6%	6.4%
NT International Small-Mid Cap Fund	—	0.3%	0.5%	0.9%	1.2%
NT International Value Fund	2.3%	2.7%	3.4%	4.0%	4.6%
Total Equity	45.0%	48.5%	53.7%	59.2%	65.2%
Fixed Income
High-Yield Fund	3.8%	3.7%	3.5%	3.3%	2.9%
Inflation-Adjusted Bond Fund	1.5%	2.5%	3.7%	4.7%	5.3%
NT Diversified Bond Fund	21.6%	20.8%	20.0%	18.0%	15.7%
Short Duration Inflation Protection Bond Fund	6.1%	5.0%	3.3%	1.9%	0.6%
Global Bond Fund	7.0%	6.5%	5.9%	5.3%	4.7%
International Bond Fund	5.0%	4.8%	4.2%	2.6%	0.6%
Total Fixed Income	45.0%	43.3%	40.6%	35.8%	29.8%
U.S. Government Money Market Fund	10.0%	8.2%	5.7%	5.0%	5.0%
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for U.S. Government Money Market Fund.

(2)	Category is less than 0.05% of total net assets.

13

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2016
	One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
Equity
NT Core Equity Plus Fund	3.4%	3.9%	4.5%	4.5%	4.5%
NT Disciplined Growth Fund	3.1%	3.2%	3.3%	3.5%	3.5%
NT Equity Growth Fund	9.7%	10.2%	10.2%	10.6%	10.7%
NT Growth Fund	9.5%	10.3%	10.7%	10.9%	11.0%
NT Heritage Fund	5.4%	6.4%	6.6%	6.8%	6.7%
NT Large Company Value Fund	11.6%	12.8%	13.5%	14.0%	14.2%
NT Mid Cap Value Fund	6.3%	6.9%	6.9%	6.8%	6.8%
NT Small Company Fund	3.2%	3.0%	3.2%	3.7%	4.0%
NT Emerging Markets Fund	4.0%	4.8%	5.7%	6.3%	6.4%
NT Global Real Estate Fund	2.2%	2.5%	2.7%	3.0%	3.0%
NT International Growth Fund	6.8%	6.9%	6.8%	6.3%	6.1%
NT International Small-Mid Cap Fund	1.5%	1.8%	2.2%	2.5%	2.5%
NT International Value Fund	4.9%	5.1%	5.3%	5.5%	5.6%
Total Equity	71.6%	77.8%	81.6%	84.4%	85.0%
Fixed Income
High-Yield Fund	2.5%	2.1%	1.8%	1.5%	1.5%
Inflation-Adjusted Bond Fund	5.1%	4.3%	3.6%	3.1%	3.0%
NT Diversified Bond Fund	13.4%	11.2%	9.5%	7.9%	7.5%
Global Bond Fund	4.2%	3.9%	3.5%	3.1%	3.0%
Total Fixed Income	25.2%	21.5%	18.4%	15.6%	15.0%
U.S. Government Money Market Fund	3.2%	0.7%	—	—	—
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for U.S. Government Money Market Fund.

(2)	Category is less than 0.05% of total net assets.

14

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/16 - 7/31/16	Effective Annualized Expense Ratio(2)
One Choice In Retirement Portfolio R6
Actual
R6 Class	$1,000	$1,082.70	$0.00	0.00%(3)	$2.74	0.53%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$2.66	0.53%
One Choice 2020 Portfolio R6
Actual
R6 Class	$1,000	$1,086.70	$0.00	0.00%(3)	$2.85	0.55%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$2.77	0.55%
One Choice 2025 Portfolio R6
Actual
R6 Class	$1,000	$1,091.80	$0.00	0.00%(3)	$3.02	0.58%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$2.92	0.58%
One Choice 2030 Portfolio R6
Actual
R6 Class	$1,000	$1,094.60	$0.00	0.00%(3)	$3.12	0.60%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.02	0.60%
One Choice 2035 Portfolio R6
Actual
R6 Class	$1,000	$1,097.30	$0.00	0.00%(3)	$3.29	0.63%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.17	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

16

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/16 - 7/31/16	Effective Annualized Expense Ratio(2)
One Choice 2040 Portfolio R6
Actual
R6 Class	$1,000	$1,102.30	$0.00	0.00%(3)	$3.40	0.65%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.27	0.65%
One Choice 2045 Portfolio R6
Actual
R6 Class	$1,000	$1,110.30	$0.00	0.00%(3)	$3.57	0.68%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.42	0.68%
One Choice 2050 Portfolio R6
Actual
R6 Class	$1,000	$1,112.80	$0.00	0.00%(3)	$3.68	0.70%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.52	0.70%
One Choice 2055 Portfolio R6
Actual
R6 Class	$1,000	$1,115.10	$0.00	0.00%(3)	$3.73	0.71%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.57	0.71%
One Choice 2060 Portfolio R6
Actual
R6 Class	$1,000	$1,117.00	$0.00	0.00%(3)	$3.58	0.68%
Hypothetical
R6 Class	$1,000	$1,024.86	$0.00	0.00%(3)	$3.42	0.68%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. The fees and expenses of the underlying American Century Investments funds in which the fund invests are not included in the class's annualized expense ratio.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

17

Schedules of Investments

JULY 31, 2016

One Choice In Retirement Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 37.2%
NT Core Equity Plus Fund Institutional Class	306,780	$4,187,546
NT Disciplined Growth Fund Institutional Class	210,550	2,105,503
NT Equity Growth Fund Institutional Class	1,194,402	13,998,393
NT Growth Fund R6 Class	422,807	6,346,338
NT Heritage Fund R6 Class	242,253	3,142,027
NT Large Company Value Fund R6 Class	1,174,800	13,275,235
NT Mid Cap Value Fund R6 Class	488,138	6,296,983
NT Small Company Fund Institutional Class	310,082	2,800,044
		52,152,069
Domestic Fixed Income Funds — 33.0%
High-Yield Fund R6 Class	944,436	5,298,288
Inflation-Adjusted Bond Fund Institutional Class	176,918	2,114,165
NT Diversified Bond Fund R6 Class	2,732,179	30,299,863
Short Duration Inflation Protection Bond Fund R6 Class	827,191	8,536,613
		46,248,929
International Fixed Income Funds — 12.0%
Global Bond Fund R6 Class	940,939	9,795,176
International Bond Fund R6 Class	531,296	7,119,362
		16,914,538
Money Market Funds — 10.0%
U.S. Government Money Market Fund Investor Class	13,974,523	13,974,523
International Equity Funds — 7.8%
NT Global Real Estate Fund R6 Class	136,394	1,419,859
NT International Growth Fund R6 Class	631,376	6,383,208
NT International Value Fund R6 Class	371,896	3,198,309
		11,001,376
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $137,827,005)		140,291,435
OTHER ASSETS AND LIABILITIES†		(46)
TOTAL NET ASSETS — 100.0%		$140,291,389

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

18

JULY 31, 2016

One Choice 2020 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 38.7%
NT Core Equity Plus Fund Institutional Class	429,772	$5,866,393
NT Disciplined Growth Fund Institutional Class	347,363	3,473,632
NT Equity Growth Fund Institutional Class	1,630,497	19,109,429
NT Growth Fund R6 Class	668,027	10,027,089
NT Heritage Fund R6 Class	426,970	5,537,806
NT Large Company Value Fund R6 Class	1,644,910	18,587,483
NT Mid Cap Value Fund R6 Class	759,711	9,800,269
NT Small Company Fund Institutional Class	396,631	3,581,576
		75,983,677
Domestic Fixed Income Funds — 32.0%
High-Yield Fund R6 Class	1,297,382	7,278,312
Inflation-Adjusted Bond Fund Institutional Class	407,911	4,874,535
NT Diversified Bond Fund R6 Class	3,693,335	40,959,087
Short Duration Inflation Protection Bond Fund R6 Class	945,475	9,757,302
		62,869,236
International Fixed Income Funds — 11.3%
Global Bond Fund R6 Class	1,235,697	12,863,610
International Bond Fund R6 Class	697,087	9,340,972
		22,204,582
International Equity Funds — 9.8%
NT Emerging Markets Fund R6 Class	166,811	1,731,496
NT Global Real Estate Fund R6 Class	225,169	2,344,006
NT International Growth Fund R6 Class	921,663	9,318,018
NT International Small-Mid Cap Fund R6 Class	42,718	446,825
NT International Value Fund R6 Class	623,885	5,365,408
		19,205,753
Money Market Funds — 8.2%
U.S. Government Money Market Fund Investor Class	16,140,296	16,140,296
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $193,676,013)		196,403,544
OTHER ASSETS AND LIABILITIES†		(62)
TOTAL NET ASSETS — 100.0%		$196,403,482

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

19

JULY 31, 2016

One Choice 2025 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 41.4%
NT Core Equity Plus Fund Institutional Class	503,628	$6,874,527
NT Disciplined Growth Fund Institutional Class	494,283	4,942,830
NT Equity Growth Fund Institutional Class	1,841,395	21,581,149
NT Growth Fund R6 Class	893,998	13,418,917
NT Heritage Fund R6 Class	676,253	8,770,998
NT Large Company Value Fund R6 Class	1,961,774	22,168,043
NT Mid Cap Value Fund R6 Class	1,015,522	13,100,235
NT Small Company Fund Institutional Class	432,223	3,902,974
		94,759,673
Domestic Fixed Income Funds — 30.5%
High-Yield Fund R6 Class	1,420,976	7,971,677
Inflation-Adjusted Bond Fund Institutional Class	704,529	8,419,119
NT Diversified Bond Fund R6 Class	4,116,764	45,654,909
Short Duration Inflation Protection Bond Fund R6 Class	742,032	7,657,770
		69,703,475
International Equity Funds — 12.3%
NT Emerging Markets Fund R6 Class	417,492	4,333,565
NT Global Real Estate Fund R6 Class	321,586	3,347,708
NT International Growth Fund R6 Class	1,136,917	11,494,235
NT International Small-Mid Cap Fund R6 Class	120,923	1,264,856
NT International Value Fund R6 Class	900,187	7,741,604
		28,181,968
International Fixed Income Funds — 10.1%
Global Bond Fund R6 Class	1,297,316	13,505,058
International Bond Fund R6 Class	716,013	9,594,570
		23,099,628
Money Market Funds — 5.7%
U.S. Government Money Market Fund Investor Class	13,047,118	13,047,118
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $225,747,836)		228,791,862
OTHER ASSETS AND LIABILITIES†		(70)
TOTAL NET ASSETS — 100.0%		$228,791,792

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

20

JULY 31, 2016

One Choice 2030 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 44.4%
NT Core Equity Plus Fund Institutional Class	499,457	$6,817,586
NT Disciplined Growth Fund Institutional Class	573,347	5,733,469
NT Equity Growth Fund Institutional Class	1,805,680	21,162,574
NT Growth Fund R6 Class	1,059,732	15,906,584
NT Heritage Fund R6 Class	761,164	9,872,294
NT Large Company Value Fund R6 Class	2,042,539	23,080,688
NT Mid Cap Value Fund R6 Class	1,058,941	13,660,335
NT Small Company Fund Institutional Class	565,733	5,108,572
		101,342,102
Domestic Fixed Income Funds — 27.9%
High-Yield Fund R6 Class	1,325,433	7,435,676
Inflation-Adjusted Bond Fund Institutional Class	891,750	10,656,418
NT Diversified Bond Fund R6 Class	3,710,505	41,149,501
Short Duration Inflation Protection Bond Fund R6 Class	414,352	4,276,109
		63,517,704
International Equity Funds — 14.8%
NT Emerging Markets Fund R6 Class	569,283	5,909,158
NT Global Real Estate Fund R6 Class	370,956	3,861,653
NT International Growth Fund R6 Class	1,264,647	12,785,586
NT International Small-Mid Cap Fund R6 Class	189,634	1,983,570
NT International Value Fund R6 Class	1,060,211	9,117,815
		33,657,782
International Fixed Income Funds — 7.9%
Global Bond Fund R6 Class	1,161,902	12,095,400
International Bond Fund R6 Class	448,320	6,007,485
		18,102,885
Money Market Funds — 5.0%
U.S. Government Money Market Fund Investor Class	11,356,780	11,356,780
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $225,326,384)		227,977,253
OTHER ASSETS AND LIABILITIES†		(63)
TOTAL NET ASSETS — 100.0%		$227,977,190

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

21

JULY 31, 2016

One Choice 2035 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 48.0%
NT Core Equity Plus Fund Institutional Class	428,901	$5,854,496
NT Disciplined Growth Fund Institutional Class	521,742	5,217,418
NT Equity Growth Fund Institutional Class	1,422,143	16,667,518
NT Growth Fund R6 Class	1,033,967	15,519,844
NT Heritage Fund R6 Class	643,963	8,352,195
NT Large Company Value Fund R6 Class	1,668,506	18,854,123
NT Mid Cap Value Fund R6 Class	836,435	10,790,008
NT Small Company Fund Institutional Class	598,429	5,403,817
		86,659,419
Domestic Fixed Income Funds — 24.5%
High-Yield Fund R6 Class	943,130	5,290,959
Inflation-Adjusted Bond Fund Institutional Class	797,502	9,530,151
NT Diversified Bond Fund R6 Class	2,556,821	28,355,149
Short Duration Inflation Protection Bond Fund R6 Class	95,524	985,811
		44,162,070
International Equity Funds — 17.2%
NT Emerging Markets Fund R6 Class	531,971	5,521,861
NT Global Real Estate Fund R6 Class	338,551	3,524,311
NT International Growth Fund R6 Class	1,143,431	11,560,089
NT International Small-Mid Cap Fund R6 Class	204,024	2,134,088
NT International Value Fund R6 Class	975,060	8,385,515
		31,125,864
International Fixed Income Funds — 5.3%
Global Bond Fund R6 Class	812,003	8,452,956
International Bond Fund R6 Class	82,131	1,100,558
		9,553,514
Money Market Funds — 5.0%
U.S. Government Money Market Fund Investor Class	8,993,692	8,993,692
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $178,526,949)		180,494,559
OTHER ASSETS AND LIABILITIES†		(43)
TOTAL NET ASSETS — 100.0%		$180,494,516

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

22

JULY 31, 2016

One Choice 2040 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 52.2%
NT Core Equity Plus Fund Institutional Class	367,703	$5,019,142
NT Disciplined Growth Fund Institutional Class	459,432	4,594,319
NT Equity Growth Fund Institutional Class	1,236,545	14,492,307
NT Growth Fund R6 Class	940,670	14,119,454
NT Heritage Fund R6 Class	625,624	8,114,345
NT Large Company Value Fund R6 Class	1,525,897	17,242,632
NT Mid Cap Value Fund R6 Class	729,814	9,414,597
NT Small Company Fund Institutional Class	517,631	4,674,208
		77,671,004
Domestic Fixed Income Funds — 21.0%
High-Yield Fund R6 Class	660,100	3,703,161
Inflation-Adjusted Bond Fund Institutional Class	632,382	7,556,968
NT Diversified Bond Fund R6 Class	1,804,224	20,008,849
		31,268,978
International Equity Funds — 19.4%
NT Emerging Markets Fund R6 Class	569,083	5,907,084
NT Global Real Estate Fund R6 Class	314,651	3,275,514
NT International Growth Fund R6 Class	994,609	10,055,497
NT International Small-Mid Cap Fund R6 Class	212,385	2,221,543
NT International Value Fund R6 Class	857,892	7,377,873
		28,837,511
International Fixed Income Funds — 4.2%
Global Bond Fund R6 Class	604,960	6,297,633
Money Market Funds — 3.2%
U.S. Government Money Market Fund Investor Class	4,822,595	4,822,595
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $147,298,766)		148,897,721
OTHER ASSETS AND LIABILITIES†		(30)
TOTAL NET ASSETS — 100.0%		$148,897,691

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

23

JULY 31, 2016

One Choice 2045 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 56.7%
NT Core Equity Plus Fund Institutional Class	322,930	$4,407,999
NT Disciplined Growth Fund Institutional Class	366,862	3,668,618
NT Equity Growth Fund Institutional Class	994,106	11,650,918
NT Growth Fund R6 Class	783,048	11,753,552
NT Heritage Fund R6 Class	560,633	7,271,415
NT Large Company Value Fund R6 Class	1,286,232	14,534,420
NT Mid Cap Value Fund R6 Class	613,446	7,913,457
NT Small Company Fund Institutional Class	378,912	3,421,577
		64,621,956
International Equity Funds — 21.1%
NT Emerging Markets Fund R6 Class	533,514	5,537,874
NT Global Real Estate Fund R6 Class	269,561	2,806,135
NT International Growth Fund R6 Class	774,887	7,834,112
NT International Small-Mid Cap Fund R6 Class	198,929	2,080,796
NT International Value Fund R6 Class	681,732	5,862,892
		24,121,809
Domestic Fixed Income Funds — 17.6%
High-Yield Fund R6 Class	422,667	2,371,164
Inflation-Adjusted Bond Fund Institutional Class	404,865	4,838,139
NT Diversified Bond Fund R6 Class	1,155,374	12,813,095
		20,022,398
International Fixed Income Funds — 3.9%
Global Bond Fund R6 Class	422,787	4,401,215
Money Market Funds — 0.7%
U.S. Government Money Market Fund Investor Class	843,209	843,209
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $112,757,539)		114,010,587
OTHER ASSETS AND LIABILITIES†		(20)
TOTAL NET ASSETS — 100.0%		$114,010,567

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

24

JULY 31, 2016

One Choice 2050 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 58.9%
NT Core Equity Plus Fund Institutional Class	249,895	$3,411,064
NT Disciplined Growth Fund Institutional Class	254,323	2,543,229
NT Equity Growth Fund Institutional Class	664,691	7,790,178
NT Growth Fund R6 Class	546,295	8,199,883
NT Heritage Fund R6 Class	385,818	5,004,059
NT Large Company Value Fund R6 Class	908,741	10,268,769
NT Mid Cap Value Fund R6 Class	407,104	5,251,647
NT Small Company Fund Institutional Class	273,329	2,468,165
		44,936,994
International Equity Funds — 22.7%
NT Emerging Markets Fund R6 Class	421,965	4,379,997
NT Global Real Estate Fund R6 Class	198,362	2,064,948
NT International Growth Fund R6 Class	509,536	5,151,405
NT International Small-Mid Cap Fund R6 Class	156,963	1,641,833
NT International Value Fund R6 Class	473,849	4,075,100
		17,313,283
Domestic Fixed Income Funds — 14.9%
High-Yield Fund R6 Class	245,578	1,377,691
Inflation-Adjusted Bond Fund Institutional Class	232,161	2,774,323
NT Diversified Bond Fund R6 Class	649,195	7,199,570
		11,351,584
International Fixed Income Funds — 3.5%
Global Bond Fund R6 Class	253,967	2,643,795
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $75,779,586)		76,245,656
OTHER ASSETS AND LIABILITIES†		(11)
TOTAL NET ASSETS — 100.0%		$76,245,645

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

25

JULY 31, 2016

One Choice 2055 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 60.8%
NT Core Equity Plus Fund Institutional Class	125,155	$1,708,359
NT Disciplined Growth Fund Institutional Class	132,134	1,321,338
NT Equity Growth Fund Institutional Class	344,969	4,043,031
NT Growth Fund R6 Class	277,877	4,170,929
NT Heritage Fund R6 Class	198,422	2,573,533
NT Large Company Value Fund R6 Class	473,181	5,346,943
NT Mid Cap Value Fund R6 Class	202,016	2,606,010
NT Small Company Fund Institutional Class	157,492	1,422,157
		23,192,300
International Equity Funds — 23.6%
NT Emerging Markets Fund R6 Class	233,039	2,418,940
NT Global Real Estate Fund R6 Class	108,457	1,129,040
NT International Growth Fund R6 Class	235,648	2,382,397
NT International Small-Mid Cap Fund R6 Class	89,913	940,494
NT International Value Fund R6 Class	245,169	2,108,451
		8,979,322
Domestic Fixed Income Funds — 12.5%
High-Yield Fund R6 Class	104,323	585,252
Inflation-Adjusted Bond Fund Institutional Class	98,590	1,178,147
NT Diversified Bond Fund R6 Class	271,590	3,011,930
		4,775,329
International Fixed Income Funds — 3.1%
Global Bond Fund R6 Class	113,730	1,183,927
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $37,480,140)		38,130,878
OTHER ASSETS AND LIABILITIES†		(5)
TOTAL NET ASSETS — 100.0%		$38,130,873

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

26

JULY 31, 2016

One Choice 2060 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 61.4%
NT Core Equity Plus Fund Institutional Class	1,152	$15,721
NT Disciplined Growth Fund Institutional Class	1,224	12,240
NT Equity Growth Fund Institutional Class	3,207	37,586
NT Growth Fund R6 Class	2,564	38,491
NT Heritage Fund R6 Class	1,819	23,597
NT Large Company Value Fund R6 Class	4,403	49,752
NT Mid Cap Value Fund R6 Class	1,830	23,613
NT Small Company Fund Institutional Class	1,547	13,966
		214,966
International Equity Funds — 23.6%
NT Emerging Markets Fund R6 Class	2,178	22,603
NT Global Real Estate Fund R6 Class	1,017	10,585
NT International Growth Fund R6 Class	2,100	21,229
NT International Small-Mid Cap Fund R6 Class	847	8,864
NT International Value Fund R6 Class	2,268	19,507
		82,788
Domestic Fixed Income Funds — 12.0%
High-Yield Fund R6 Class	932	5,230
Inflation-Adjusted Bond Fund Institutional Class	878	10,496
NT Diversified Bond Fund R6 Class	2,365	26,225
		41,951
International Fixed Income Funds — 3.0%
Global Bond Fund R6 Class	1,007	10,483
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $335,795)		350,188
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$350,188

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

27

Statements of Assets and Liabilities

JULY 31, 2016
	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $137,827,005, $193,676,013 and $225,747,836, respectively)	$140,291,435	$196,403,544	$228,791,862
Receivable for capital shares sold	84,895	408,182	146,058
Distributions receivable from affiliates	80,408	107,603	119,867
	140,456,738	196,919,329	229,057,787

Liabilities
Payable for investments purchased	148,104	514,006	173,798
Payable for capital shares redeemed	17,245	1,841	92,197
	165,349	515,847	265,995

Net Assets	$140,291,389	$196,403,482	$228,791,792

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	13,242,125	18,000,898	20,683,839

Net Asset Value Per Share	$10.59	$10.91	$11.06

Net Assets Consist of:
Capital (par value and paid-in surplus)	$137,488,710	$191,710,885	$222,762,323
Undistributed net investment income	72,883	1,084,696	1,228,153
Undistributed net realized gain	265,366	880,370	1,757,290
Net unrealized appreciation	2,464,430	2,727,531	3,044,026
	$140,291,389	$196,403,482	$228,791,792

See Notes to Financial Statements.

28

JULY 31, 2016
	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6	One Choice 2040 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $225,326,384, $178,526,949 and $147,298,766, respectively)	$227,977,253	$180,494,559	$148,897,721
Receivable for investments sold	—	411,500	—
Receivable for capital shares sold	1,092,316	123,361	1,092,348
Distributions receivable from affiliates	108,052	75,897	53,199
	229,177,621	181,105,317	150,043,268

Liabilities
Payable for investments purchased	1,195,300	75,940	1,128,826
Payable for capital shares redeemed	5,131	534,861	16,751
	1,200,431	610,801	1,145,577

Net Assets	$227,977,190	$180,494,516	$148,897,691

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	20,511,264	16,170,219	13,279,020

Net Asset Value Per Share	$11.11	$11.16	$11.21

Net Assets Consist of:
Capital (par value and paid-in surplus)	$222,109,600	$175,939,872	$145,270,505
Undistributed net investment income	1,168,528	887,547	700,431
Undistributed net realized gain	2,048,193	1,699,487	1,327,800
Net unrealized appreciation	2,650,869	1,967,610	1,598,955
	$227,977,190	$180,494,516	$148,897,691

See Notes to Financial Statements.

29

JULY 31, 2016
	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $112,757,539, $75,779,586 and $37,480,140, respectively)	$114,010,587	$76,245,656	$38,130,878
Receivable for investments sold	113,691	—	—
Receivable for capital shares sold	192,185	139,326	143,548
Distributions receivable from affiliates	34,194	19,394	8,170
	114,350,657	76,404,376	38,282,596

Liabilities
Payable for investments purchased	34,214	123,723	80,127
Payable for capital shares redeemed	305,876	35,008	71,596
	340,090	158,731	151,723

Net Assets	$114,010,567	$76,245,645	$38,130,873

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	10,120,748	6,778,545	3,336,093

Net Asset Value Per Share	$11.27	$11.25	$11.43

Net Assets Consist of:
Capital (par value and paid-in surplus)	$110,817,174	$74,276,804	$36,951,115
Undistributed net investment income	525,940	332,922	158,541
Undistributed net realized gain	1,414,405	1,169,849	370,479
Net unrealized appreciation	1,253,048	466,070	650,738
	$114,010,567	$76,245,645	$38,130,873

See Notes to Financial Statements.

30

JULY 31, 2016
One Choice 2060 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $335,795)	$350,188
Receivable for capital shares sold	57,710
Distributions receivable from affiliates	55
407,953

Liabilities
Payable for investments purchased	57,324
Payable for capital shares redeemed	441
57,765

Net Assets	$350,188

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	32,197

Net Asset Value Per Share	$10.88

Net Assets Consist of:
Capital (par value and paid-in surplus)	$334,625
Undistributed net investment income	651
Undistributed net realized gain	519
Net unrealized appreciation	14,393
$350,188

See Notes to Financial Statements.

31

Statements of Operations

YEAR ENDED JULY 31, 2016
	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$2,029,481	$2,887,066	$3,160,321

Expenses:
Directors' fees and expenses	3,430	4,850	5,164

Net investment income (loss)	2,026,051	2,882,216	3,155,157

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(1,285,575)	(1,696,003)	(1,289,871)
Capital gain distributions received from underlying funds	2,188,288	3,153,872	3,497,299
	902,713	1,457,869	2,207,428

Change in net unrealized appreciation (depreciation) on investments in underlying funds	1,830,085	2,152,949	2,302,915

Net realized and unrealized gain (loss) on affiliates	2,732,798	3,610,818	4,510,343

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,758,849	$6,493,034	$7,665,500

See Notes to Financial Statements.

32

YEAR ENDED JULY 31, 2016
	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6	One Choice 2040 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$3,258,697	$2,476,681	$2,081,538

Expenses:
Directors' fees and expenses	5,210	3,944	3,291

Net investment income (loss)	3,253,487	2,472,737	2,078,247

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(1,385,135)	(973,953)	(1,209,746)
Capital gain distributions received from underlying funds	3,796,303	2,973,633	2,713,540
	2,411,168	1,999,680	1,503,794

Change in net unrealized appreciation (depreciation) on investments in underlying funds	1,638,938	856,694	728,582

Net realized and unrealized gain (loss) on affiliates	4,050,106	2,856,374	2,232,376

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,303,593	$5,329,111	$4,310,623

See Notes to Financial Statements.

33

YEAR ENDED JULY 31, 2016
	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$1,669,122	$1,122,150	$531,531

Expenses:
Directors' fees and expenses	2,620	1,777	860

Net investment income (loss)	1,666,502	1,120,373	530,671

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(697,028)	(373,393)	(393,630)
Capital gain distributions received from underlying funds	2,379,262	1,678,149	811,749
	1,682,234	1,304,756	418,119

Change in net unrealized appreciation (depreciation) on investments in underlying funds	352,255	(22,200)	424,667

Net realized and unrealized gain (loss) on affiliates	2,034,489	1,282,556	842,786

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,700,991	$2,402,929	$1,373,457

See Notes to Financial Statements.

34

PERIOD ENDED JULY 31, 2016(1)
One Choice 2060 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$1,033

Expenses:
Directors' fees and expenses	2

Net investment income (loss)	1,031

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(401)
Capital gain distributions received from underlying funds	920
519

Change in net unrealized appreciation (depreciation) on investments in underlying funds	14,393

Net realized and unrealized gain (loss) on affiliates	14,912

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,943

(1)	September 30, 2015 (fund inception) through July 31, 2016.

See Notes to Financial Statements.

35

Statements of Changes in Net Assets

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice In Retirement Portfolio R6		One Choice 2020 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$2,026,051	$584,514	$2,882,216	$1,493,400
Net realized gain (loss)	902,713	187,996	1,457,869	1,537,260
Change in net unrealized appreciation (depreciation)	1,830,085	24,264	2,152,949	(331,967)
Net increase (decrease) in net assets resulting from operations	4,758,849	796,774	6,493,034	2,698,693

Distributions to Shareholders
From net investment income	(2,012,717)	(535,371)	(2,313,495)	(1,214,185)
From net realized gains	(75,211)	(586,562)	(1,924,395)	(426,552)
Decrease in net assets from distributions	(2,087,928)	(1,121,933)	(4,237,890)	(1,640,737)

Capital Share Transactions
Proceeds from shares sold	89,411,704	40,192,390	108,873,481	87,649,144
Issued in connection with reorganization (Note 9)	—	45,158,345	—	—
Proceeds from reinvestment of distributions	2,087,928	1,120,548	4,236,774	1,640,737
Payments for shares redeemed	(34,330,732)	(17,186,376)	(38,039,039)	(13,356,696)
Net increase (decrease) in net assets from capital share transactions	57,168,900	69,284,907	75,071,216	75,933,185

Net increase (decrease) in net assets	59,839,821	68,959,748	77,326,360	76,991,141

Net Assets
Beginning of period	80,451,568	11,491,820	119,077,122	42,085,981
End of period	$140,291,389	$80,451,568	$196,403,482	$119,077,122

Undistributed net investment income	$72,883	$59,549	$1,084,696	$515,975

Transactions in Shares of the Funds
Sold	8,755,950	3,806,507	10,345,979	8,057,674
Issued in connection with reorganization (Note 9)	—	4,307,104	—	—
Issued in reinvestment of distributions	206,581	105,754	409,746	151,920
Redeemed	(3,393,341)	(1,628,527)	(3,649,814)	(1,223,397)
Net increase (decrease) in shares of the funds	5,569,190	6,590,838	7,105,911	6,986,197

See Notes to Financial Statements.

36

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice 2025 Portfolio R6		One Choice 2030 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$3,155,157	$1,601,401	$3,253,487	$1,423,479
Net realized gain (loss)	2,207,428	1,697,055	2,411,168	1,908,649
Change in net unrealized appreciation (depreciation)	2,302,915	(56,483)	1,638,938	112,382
Net increase (decrease) in net assets resulting from operations	7,665,500	3,241,973	7,303,593	3,444,510

Distributions to Shareholders
From net investment income	(2,532,798)	(1,205,349)	(2,591,105)	(1,109,196)
From net realized gains	(2,084,647)	(243,928)	(2,199,379)	(323,118)
Decrease in net assets from distributions	(4,617,445)	(1,449,277)	(4,790,484)	(1,432,314)

Capital Share Transactions
Proceeds from shares sold	132,428,812	92,930,987	127,331,300	98,987,973
Proceeds from reinvestment of distributions	4,617,358	1,449,277	4,789,645	1,432,314
Payments for shares redeemed	(34,810,379)	(13,430,136)	(31,826,602)	(13,539,580)
Net increase (decrease) in net assets from capital share transactions	102,235,791	80,950,128	100,294,343	86,880,707

Net increase (decrease) in net assets	105,283,846	82,742,824	102,807,452	88,892,903

Net Assets
Beginning of period	123,507,946	40,765,122	125,169,738	36,276,835
End of period	$228,791,792	$123,507,946	$227,977,190	$125,169,738

Undistributed net investment income	$1,228,153	$605,794	$1,168,528	$506,146

Transactions in Shares of the Funds
Sold	12,409,289	8,440,455	11,884,551	8,908,831
Issued in reinvestment of distributions	441,008	132,354	454,425	130,092
Redeemed	(3,283,585)	(1,213,817)	(2,986,885)	(1,213,721)
Net increase (decrease) in shares of the funds	9,566,712	7,358,992	9,352,091	7,825,202

See Notes to Financial Statements.

37

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice 2035 Portfolio R6		One Choice 2040 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$2,472,737	$1,270,226	$2,078,247	$1,002,215
Net realized gain (loss)	1,999,680	1,869,432	1,503,794	1,736,876
Change in net unrealized appreciation (depreciation)	856,694	457,060	728,582	261,163
Net increase (decrease) in net assets resulting from operations	5,329,111	3,596,718	4,310,623	3,000,254

Distributions to Shareholders
From net investment income	(1,998,215)	(1,009,530)	(1,664,729)	(839,684)
From net realized gains	(2,136,165)	(268,797)	(1,882,016)	(275,712)
Decrease in net assets from distributions	(4,134,380)	(1,278,327)	(3,546,745)	(1,115,396)

Capital Share Transactions
Proceeds from shares sold	107,095,491	69,104,390	92,034,526	55,398,695
Proceeds from reinvestment of distributions	4,134,380	1,278,327	3,546,737	1,115,396
Payments for shares redeemed	(26,529,746)	(9,554,198)	(27,050,094)	(6,655,460)
Net increase (decrease) in net assets from capital share transactions	84,700,125	60,828,519	68,531,169	49,858,631

Net increase (decrease) in net assets	85,894,856	63,146,910	69,295,047	51,743,489

Net Assets
Beginning of period	94,599,660	31,452,750	79,602,644	27,859,155
End of period	$180,494,516	$94,599,660	$148,897,691	$79,602,644

Undistributed net investment income	$887,547	$413,025	$700,431	$286,913

Transactions in Shares of the Funds
Sold	9,939,865	6,175,050	8,514,108	4,902,086
Issued in reinvestment of distributions	389,301	115,061	332,715	99,678
Redeemed	(2,482,136)	(844,540)	(2,515,124)	(585,894)
Net increase (decrease) in shares of the funds	7,847,030	5,445,571	6,331,699	4,415,870

See Notes to Financial Statements.

38

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
	One Choice 2045 Portfolio R6		One Choice 2050 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$1,666,502	$856,089	$1,120,373	$572,283
Net realized gain (loss)	1,682,234	1,493,467	1,304,756	1,117,954
Change in net unrealized appreciation (depreciation)	352,255	315,645	(22,200)	71,068
Net increase (decrease) in net assets resulting from operations	3,700,991	2,665,201	2,402,929	1,761,305

Distributions to Shareholders
From net investment income	(1,374,045)	(723,825)	(931,745)	(498,177)
From net realized gains	(1,734,775)	(217,148)	(1,234,194)	(163,206)
Decrease in net assets from distributions	(3,108,820)	(940,973)	(2,165,939)	(661,383)

Capital Share Transactions
Proceeds from shares sold	66,773,939	43,173,005	41,804,024	27,960,831
Proceeds from reinvestment of distributions	3,108,707	940,973	2,165,939	661,383
Payments for shares redeemed	(17,312,238)	(7,688,212)	(10,123,310)	(4,541,489)
Net increase (decrease) in net assets from capital share transactions	52,570,408	36,425,766	33,846,653	24,080,725

Net increase (decrease) in net assets	53,162,579	38,149,994	34,083,643	25,180,647

Net Assets
Beginning of period	60,847,988	22,697,994	42,162,002	16,981,355
End of period	$114,010,567	$60,847,988	$76,245,645	$42,162,002

Undistributed net investment income	$525,940	$233,483	$332,922	$144,294

Transactions in Shares of the Funds
Sold	6,184,718	3,797,033	3,878,222	2,445,258
Issued in reinvestment of distributions	290,533	83,494	202,803	58,633
Redeemed	(1,615,041)	(671,367)	(943,779)	(396,678)
Net increase (decrease) in shares of the funds	4,860,210	3,209,160	3,137,246	2,107,213

See Notes to Financial Statements.

39

YEARS ENDED JULY 31, 2016 (EXCEPT AS NOTED) AND JULY 31, 2015
	One Choice 2055 Portfolio R6		One Choice 2060 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015	July 31, 2016(1)
Operations
Net investment income (loss)	$530,671	$253,209	$1,031
Net realized gain (loss)	418,119	512,344	519
Change in net unrealized appreciation (depreciation)	424,667	18,879	14,393
Net increase (decrease) in net assets resulting from operations	1,373,457	784,432	15,943

Distributions to Shareholders
From net investment income	(435,254)	(216,714)	(380)
From net realized gains	(554,690)	(11,035)	—
Decrease in net assets from distributions	(989,944)	(227,749)	(380)

Capital Share Transactions
Proceeds from shares sold	25,146,978	13,252,561	387,307
Proceeds from reinvestment of distributions	989,944	227,749	380
Payments for shares redeemed	(7,395,884)	(2,239,299)	(53,062)
Net increase (decrease) in net assets from capital share transactions	18,741,038	11,241,011	334,625

Net increase (decrease) in net assets	19,124,551	11,797,694	350,188

Net Assets
Beginning of period	19,006,322	7,208,628	—
End of period	$38,130,873	$19,006,322	$350,188

Undistributed net investment income	$158,541	$63,124	$651

Transactions in Shares of the Funds
Sold	2,307,375	1,143,643	37,187
Issued in reinvestment of distributions	91,239	19,874	37
Redeemed	(678,118)	(194,007)	(5,027)
Net increase (decrease) in shares of the funds	1,720,496	969,510	32,197

(1)	September 30, 2015 (fund inception) through July 31, 2016.
See Notes to Financial Statements.

40

Notes to Financial Statements
014
JULY 31, 2016

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. The corporation is authorized to issue 4,000,000,000 shares. One Choice In Retirement Portfolio R6, One Choice 2020 Portfolio R6, One Choice 2025 Portfolio R6, One Choice 2030 Portfolio R6, One Choice 2035 Portfolio R6, One Choice 2040 Portfolio R6, One Choice 2045 Portfolio R6, One Choice 2050 Portfolio R6, One Choice 2055 Portfolio R6 and One Choice 2060 Portfolio R6 (collectively, the funds) are ten funds in a series issued by the corporation. The funds operate as “funds of funds,” meaning substantially all of the funds’ assets will be invested in other American Century Investments mutual funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The underlying funds do not invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The funds will assume the risks associated with their underlying funds. Additional information and attributes of each underlying fund are available at americancentury.com. The investment objective of One Choice In Retirement Portfolio R6 is to seek current income. Capital appreciation is a secondary objective. The investment objective of each of the nine target date One Choice Portfolios R6 is to seek the highest total return consistent with its asset mix. When a fund reaches its most conservative planned target asset allocation, which is expected to occur on approximately November 30 of the year before the target date, its target asset mix will become fixed and will match that of One Choice In Retirement Portfolio R6. One Choice 2060 Portfolio R6 commenced sale on September 30, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

41

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice In Retirement Portfolio R6. Distributions from net investment income, if any, are generally declared and paid annually for the nine target date One Choice Portfolios R6. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds.

Administrative Fees — The corporation’s investment advisor, ACIM, does not receive an administrative fee for services provided to the funds.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

4. Investment Transactions

Investment transactions for the year ended July 31, 2016 (except as noted) were as follows:

	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
Purchases	$81,683,274	$101,241,663	$123,199,250	$120,178,645	$99,342,610
Sales	$22,387,944	$24,372,226	$18,928,417	$17,624,969	$13,330,476

	One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6(1)
Purchases	$84,855,761	$60,894,328	$38,083,474	$22,843,160	$378,354
Sales	$15,079,538	$7,386,967	$3,604,234	$3,749,644	$42,158

(1)	September 30, 2015 (fund inception) through July 31, 2016.

42

5. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the year ended July 31, 2016 (except as noted) follows:

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice In Retirement Portfolio R6
NT Core Equity Plus Fund	$2,414,588	$2,294,947	$429,146	$(41,328)	$215,072	$4,187,546
NT Disciplined Growth Fund	1,208,082	1,036,170	186,843	(10,369)	15,375	2,105,503
NT Equity Growth Fund	8,024,455	8,154,626	2,150,929	(199,575)	630,655	13,998,393
NT Growth Fund	3,613,779	3,570,925	864,433	(71,014)	304,851	6,346,338
NT Heritage Fund	1,808,733	1,758,586	344,901	(42,834)	180,180	3,142,027
NT Large Company Value Fund	7,592,602	8,557,259	2,674,855	(280,960)	943,278	13,275,235
NT Mid Cap Value Fund	3,617,348	3,306,609	946,062	(66,001)	379,393	6,296,983
NT Small Company Fund	1,612,044	1,628,843	391,339	(57,478)	155,358	2,800,044
High-Yield Fund	3,075,662	2,955,327	824,315	(84,824)	230,236	5,298,288
Inflation-Adjusted Bond Fund	1,210,720	1,061,915	230,162	(6,949)	30,091	2,114,165
NT Diversified Bond Fund	17,425,797	18,586,303	6,528,973	(83,996)	717,342	30,299,863
Short Duration Inflation Protection Bond Fund	4,904,892	4,615,884	1,174,268	(31,238)	3,648	8,536,613
Global Bond Fund	5,640,425	5,140,292	1,481,057	(18,183)	41,040	9,795,176
International Bond Fund	4,022,391	3,935,209	1,492,378	(96,373)	108,891	7,119,362
U.S. Government Money Market Fund(3)	8,024,410	8,160,473	2,210,360	—	1,041	13,974,523
NT Global Real Estate Fund	807,471	622,853	141,542	(7,680)	24,569	1,419,859
NT International Growth Fund	3,629,223	4,281,339	1,174,964	(133,130)	181,575	6,383,208
NT International Value Fund	1,818,973	2,015,714	426,992	(53,643)	55,174	3,198,309
	$80,451,595	$81,683,274	$23,673,519	$(1,285,575)	$4,217,769	$140,291,435

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for U.S. Government Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

43

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2020 Portfolio R6
NT Core Equity Plus Fund	$3,565,840	$2,755,706	$299,680	$(27,852)	$296,580	$5,866,393
NT Disciplined Growth Fund	2,184,074	1,395,697	169,093	(10,082)	25,374	3,473,632
NT Equity Growth Fund	11,580,572	9,810,764	2,163,257	(219,762)	858,639	19,109,429
NT Growth Fund	6,266,638	4,726,280	983,474	(82,164)	474,658	10,027,089
NT Heritage Fund	3,637,290	2,778,318	742,312	(103,790)	317,381	5,537,806
NT Large Company Value Fund	11,389,447	10,918,928	3,423,595	(403,741)	1,331,762	18,587,483
NT Mid Cap Value Fund	6,131,680	4,539,730	1,338,611	(83,468)	591,716	9,800,269
NT Small Company Fund	2,116,885	1,887,813	340,954	(45,351)	189,371	3,581,576
High-Yield Fund	4,409,919	3,573,680	762,298	(66,554)	314,588	7,278,312
Inflation-Adjusted Bond Fund	3,254,989	2,010,452	557,059	(23,270)	69,019	4,874,535
NT Diversified Bond Fund	24,725,972	22,224,237	7,055,746	(110,426)	972,425	40,959,087
Short Duration Inflation Protection Bond Fund	5,512,484	4,864,803	813,619	(21,209)	3,939	9,757,302
Global Bond Fund	7,678,827	5,926,991	1,376,928	(21,094)	52,821	12,863,610
International Bond Fund	5,424,132	4,534,558	1,448,395	(133,270)	142,033	9,340,972
NT Emerging Markets Fund	1,191,782	806,058	350,624	(44,052)	6,425	1,731,496
NT Global Real Estate Fund	1,466,270	906,878	243,227	(11,403)	41,070	2,344,006
NT International Growth Fund	5,630,310	5,641,329	1,419,002	(163,772)	258,081	9,318,018
NT International Small-Mid Cap Fund	332,514	166,808	56,013	(1,936)	3,171	446,825
NT International Value Fund	3,365,930	3,283,966	964,365	(122,807)	90,710	5,365,408
U.S. Government Money Market Fund(3)	9,211,606	8,488,667	1,559,977	—	1,175	16,140,296
	$119,077,161	$101,241,663	$26,068,229	$(1,696,003)	$6,040,938	$196,403,544

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for U.S. Government Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

44

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2025 Portfolio R6
NT Core Equity Plus Fund	$3,701,101	$3,594,339	$282,388	$(27,195)	$315,347	$6,874,527
NT Disciplined Growth Fund	2,730,028	2,291,764	186,770	(11,153)	33,574	4,942,830
NT Equity Growth Fund	11,476,446	11,703,335	1,516,307	(136,817)	868,508	21,581,149
NT Growth Fund	7,396,166	6,888,904	920,661	(65,923)	576,744	13,418,917
NT Heritage Fund	5,027,237	4,725,053	773,434	(93,178)	460,180	8,770,998
NT Large Company Value Fund	11,967,783	13,050,103	2,453,347	(256,635)	1,422,705	22,168,043
NT Mid Cap Value Fund	7,299,193	6,404,048	1,238,397	(88,140)	707,411	13,100,235
NT Small Company Fund	2,179,375	2,187,562	396,404	(56,945)	200,995	3,902,974
High-Yield Fund	4,344,693	4,102,299	539,017	(40,940)	320,274	7,971,677
Inflation-Adjusted Bond Fund	4,862,961	3,981,745	695,706	(29,288)	113,989	8,419,119
NT Diversified Bond Fund	24,464,442	26,090,764	6,072,897	(117,471)	985,797	45,654,909
Short Duration Inflation Protection Bond Fund	3,798,059	4,081,615	362,822	(8,958)	2,715	7,657,770
NT Emerging Markets Fund	2,621,279	2,097,109	577,476	(67,292)	13,613	4,333,565
NT Global Real Estate Fund	1,826,912	1,374,725	152,909	(12,482)	51,341	3,347,708
NT International Growth Fund	6,134,484	6,806,611	770,615	(85,294)	279,368	11,494,235
NT International Small-Mid Cap Fund	739,917	594,894	81,576	(4,074)	7,708	1,264,856
NT International Value Fund	4,255,552	4,671,880	701,551	(88,245)	117,596	7,741,604
Global Bond Fund	7,205,746	6,604,931	939,376	(15,132)	49,109	13,505,058
International Bond Fund	5,010,041	4,675,366	864,980	(84,709)	129,774	9,594,570
U.S. Government Money Market Fund(3)	6,466,570	7,272,203	691,655	—	872	13,047,118
	$123,507,985	$123,199,250	$20,218,288	$(1,289,871)	$6,657,620	$228,791,862

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for U.S. Government Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

45

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2030 Portfolio R6
NT Core Equity Plus Fund	$3,899,613	$3,396,952	$331,849	$(34,625)	$323,859	$6,817,586
NT Disciplined Growth Fund	3,229,963	2,567,070	189,679	(12,193)	40,031	5,733,469
NT Equity Growth Fund	11,543,671	10,988,956	1,249,161	(122,604)	872,662	21,162,574
NT Growth Fund	9,021,823	7,910,162	1,087,287	(78,859)	702,294	15,906,584
NT Heritage Fund	5,458,210	5,194,694	548,113	(56,984)	499,907	9,872,294
NT Large Company Value Fund	12,768,931	12,850,782	2,010,773	(225,752)	1,548,414	23,080,688
NT Mid Cap Value Fund	7,557,055	6,455,922	931,439	(51,381)	770,309	13,660,335
NT Small Company Fund	2,998,432	2,722,240	512,687	(70,524)	264,217	5,108,572
High-Yield Fund	4,024,535	3,904,825	546,516	(48,108)	297,973	7,435,676
Inflation-Adjusted Bond Fund	6,013,629	5,226,061	918,130	(37,716)	143,113	10,656,418
NT Diversified Bond Fund	22,123,737	22,528,890	4,522,044	(97,223)	905,450	41,149,501
Short Duration Inflation Protection Bond Fund	1,997,938	2,329,306	126,789	(3,701)	1,508	4,276,109
NT Emerging Markets Fund	3,386,333	2,950,275	710,739	(91,812)	18,326	5,909,158
NT Global Real Estate Fund	2,166,391	1,645,562	301,976	(16,681)	62,600	3,861,653
NT International Growth Fund	7,240,529	7,875,114	1,649,927	(190,024)	325,726	12,785,586
NT International Small-Mid Cap Fund	1,142,218	941,880	123,152	(5,555)	12,302	1,983,570
NT International Value Fund	5,104,822	5,861,170	1,382,995	(197,197)	141,397	9,117,815
Global Bond Fund	6,492,348	5,882,001	842,025	(14,541)	44,642	12,095,400
International Bond Fund	2,757,870	3,093,738	286,832	(29,655)	79,481	6,007,485
U.S. Government Money Market Fund(3)	6,241,726	5,853,045	737,991	—	789	11,356,780
	$125,169,774	$120,178,645	$19,010,104	$(1,385,135)	$7,055,000	$227,977,253

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for U.S. Government Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

46

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2035 Portfolio R6
NT Core Equity Plus Fund	$3,067,861	$3,126,254	$233,754	$(26,101)	$260,880	$5,854,496
NT Disciplined Growth Fund	2,801,336	2,515,124	217,881	(14,190)	35,022	5,217,418
NT Equity Growth Fund	8,725,448	8,971,874	971,892	(100,940)	651,332	16,667,518
NT Growth Fund	8,407,225	8,136,420	1,110,986	(76,529)	646,300	15,519,844
NT Heritage Fund	4,495,006	4,601,050	560,840	(52,795)	412,764	8,352,195
NT Large Company Value Fund	9,986,201	10,905,646	1,663,181	(166,512)	1,174,017	18,854,123
NT Mid Cap Value Fund	5,703,928	5,305,144	694,954	(52,290)	569,605	10,790,008
NT Small Company Fund	2,967,741	2,994,874	460,046	(55,550)	258,050	5,403,817
High-Yield Fund	2,696,717	2,826,789	272,918	(19,876)	202,962	5,290,959
Inflation-Adjusted Bond Fund	5,066,554	4,997,074	839,240	(40,227)	125,309	9,530,151
NT Diversified Bond Fund	14,476,838	16,580,521	3,398,601	(53,143)	590,636	28,355,149
Short Duration Inflation Protection Bond Fund	310,751	658,226	—	—	291	985,811
NT Emerging Markets Fund	3,035,750	2,825,771	591,719	(71,763)	16,363	5,521,861
NT Global Real Estate Fund	1,875,980	1,537,768	206,818	(16,197)	52,753	3,524,311
NT International Growth Fund	6,131,699	6,980,633	902,954	(97,936)	278,745	11,560,089
NT International Small-Mid Cap Fund	1,160,375	1,054,754	107,063	(6,413)	12,502	2,134,088
NT International Value Fund	4,447,801	5,288,768	883,267	(112,380)	122,938	8,385,515
Global Bond Fund	4,334,200	4,294,498	563,553	(11,111)	29,491	8,452,956
International Bond Fund	189,721	841,520	—	—	9,753	1,100,558
U.S. Government Money Market Fund(3)	4,718,552	4,899,902	624,762	—	601	8,993,692
	$94,599,684	$99,342,610	$14,304,429	$(973,953)	$5,450,314	$180,494,559

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for U.S. Government Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

47

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2040 Portfolio R6
NT Core Equity Plus Fund	$2,787,727	$2,674,658	$344,398	$(35,920)	$236,994	$5,019,142
NT Disciplined Growth Fund	2,475,614	2,312,725	305,776	(18,969)	31,192	4,594,319
NT Equity Growth Fund	7,833,745	7,860,138	1,146,572	(111,855)	580,008	14,492,307
NT Growth Fund	7,701,883	7,894,322	1,590,600	(111,761)	590,286	14,119,454
NT Heritage Fund	4,425,768	4,775,058	943,371	(83,190)	396,116	8,114,345
NT Large Company Value Fund	9,391,702	10,169,833	1,990,194	(210,443)	1,102,125	17,242,632
NT Mid Cap Value Fund	5,107,653	4,771,480	873,586	(50,270)	507,921	9,414,597
NT Small Company Fund	2,504,379	2,813,610	578,415	(68,023)	227,821	4,674,208
High-Yield Fund	1,947,283	2,047,255	328,377	(25,776)	143,306	3,703,161
Inflation-Adjusted Bond Fund	3,906,511	4,169,124	764,038	(32,964)	99,574	7,556,968
NT Diversified Bond Fund	10,363,886	12,099,881	2,944,933	(35,595)	422,606	20,008,849
NT Emerging Markets Fund	3,392,511	3,181,609	972,453	(130,661)	18,505	5,907,084
NT Global Real Estate Fund	1,777,482	1,532,472	339,033	(21,566)	50,224	3,275,514
NT International Growth Fund	5,327,600	6,362,791	1,098,053	(120,134)	243,513	10,055,497
NT International Small-Mid Cap Fund	1,224,606	1,211,000	246,110	(12,248)	13,208	2,221,543
NT International Value Fund	3,925,615	4,826,774	989,502	(130,683)	109,049	7,377,873
Global Bond Fund	3,322,868	3,258,199	575,807	(9,688)	22,324	6,297,633
U.S. Government Money Market Fund(3)	2,185,829	2,894,832	258,066	—	306	4,822,595
	$79,602,662	$84,855,761	$16,289,284	$(1,209,746)	$4,795,078	$148,897,721

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for U.S. Government Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

48

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2045 Portfolio R6
NT Core Equity Plus Fund	$2,502,184	$2,208,386	$203,579	$(22,131)	$215,661	$4,407,999
NT Disciplined Growth Fund	1,962,173	1,732,036	117,637	(10,723)	25,664	3,668,618
NT Equity Growth Fund	6,215,748	6,039,860	544,858	(59,022)	487,130	11,650,918
NT Growth Fund	6,370,591	6,104,256	787,988	(59,387)	513,838	11,753,552
NT Heritage Fund	3,945,355	3,849,310	357,467	(34,274)	373,192	7,271,415
NT Large Company Value Fund	7,939,889	7,987,716	1,069,452	(120,499)	990,699	14,534,420
NT Mid Cap Value Fund	4,306,975	3,714,852	487,578	(39,994)	446,435	7,913,457
NT Small Company Fund	1,819,956	1,863,695	193,030	(25,031)	171,902	3,421,577
NT Emerging Markets Fund	3,128,005	2,890,845	782,559	(107,752)	17,492	5,537,874
NT Global Real Estate Fund	1,508,269	1,152,122	118,573	(12,586)	45,188	2,806,135
NT International Growth Fund	4,222,489	4,666,203	601,787	(64,675)	199,496	7,834,112
NT International Small-Mid Cap Fund	1,129,345	1,030,833	115,144	(7,465)	12,806	2,080,796
NT International Value Fund	3,113,565	3,603,957	516,941	(76,526)	91,021	5,862,892
High-Yield Fund	1,236,671	1,264,472	154,499	(11,996)	95,702	2,371,164
Inflation-Adjusted Bond Fund	2,499,294	2,477,638	297,266	(14,718)	64,724	4,838,139
NT Diversified Bond Fund	6,475,559	7,478,999	1,467,761	(24,542)	281,086	12,813,095
Global Bond Fund	2,319,840	2,138,030	267,876	(5,707)	16,304	4,401,215
U.S. Government Money Market Fund(3)	152,091	691,118	—	—	44	843,209
	$60,847,999	$60,894,328	$8,083,995	$(697,028)	$4,048,384	$114,010,587

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund, Inflation-Adjusted Bond Fund and Investor Class for U.S. Government Money Market Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Effective December 1, 2015, the name of Premium Money Market Fund was changed to U.S. Government Money Market Fund.

49

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2050 Portfolio R6
NT Core Equity Plus Fund	$1,898,447	$1,689,924	$94,851	$(10,184)	$167,089	$3,411,064
NT Disciplined Growth Fund	1,412,735	1,148,399	76,152	(5,582)	17,952	2,543,229
NT Equity Growth Fund	4,305,353	3,821,330	269,104	(27,776)	333,326	7,790,178
NT Growth Fund	4,496,902	3,995,941	329,919	(25,417)	358,697	8,199,883
NT Heritage Fund	2,761,672	2,566,133	199,436	(19,359)	260,584	5,004,059
NT Large Company Value Fund	5,744,144	5,286,959	484,762	(57,196)	707,710	10,268,769
NT Mid Cap Value Fund	2,910,190	2,307,983	194,920	(15,267)	302,462	5,251,647
NT Small Company Fund	1,415,532	1,303,277	194,709	(24,566)	130,047	2,468,165
NT Emerging Markets Fund	2,478,996	2,106,977	423,339	(68,369)	13,638	4,379,997
NT Global Real Estate Fund	1,149,284	805,428	77,836	(5,546)	34,443	2,064,948
NT International Growth Fund	2,817,904	2,922,222	271,771	(34,907)	132,670	5,151,405
NT International Small-Mid Cap Fund	912,758	790,860	86,402	(4,519)	10,186	1,641,833
NT International Value Fund	2,236,181	2,368,619	278,892	(46,446)	63,997	4,075,100
High-Yield Fund	754,063	682,973	66,632	(4,982)	56,458	1,377,691
Inflation-Adjusted Bond Fund	1,504,397	1,336,163	154,064	(7,004)	37,607	2,774,323
NT Diversified Bond Fund	3,911,315	3,742,245	632,521	(13,361)	163,270	7,199,570
Global Bond Fund	1,452,136	1,208,041	142,317	(2,912)	10,163	2,643,795
	$42,162,009	$38,083,474	$3,977,627	$(373,393)	$2,800,299	$76,245,656

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund and Inflation-Adjusted Bond Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

50

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2055 Portfolio R6
NT Core Equity Plus Fund	$856,537	$1,021,940	$154,451	$(19,029)	$79,270	$1,708,359
NT Disciplined Growth Fund	661,204	715,946	96,911	(6,341)	9,082	1,321,338
NT Equity Growth Fund	2,044,993	2,329,930	351,019	(41,284)	165,393	4,043,031
NT Growth Fund	2,091,581	2,454,392	438,303	(35,074)	174,840	4,170,929
NT Heritage Fund	1,282,010	1,562,390	252,164	(29,864)	126,646	2,573,533
NT Large Company Value Fund	2,705,980	3,279,216	589,325	(75,998)	349,255	5,346,943
NT Mid Cap Value Fund	1,298,312	1,410,872	242,180	(16,352)	141,948	2,606,010
NT Small Company Fund	732,379	868,309	171,613	(22,504)	70,326	1,422,157
NT Emerging Markets Fund	1,230,608	1,369,541	330,643	(48,634)	7,295	2,418,940
NT Global Real Estate Fund	562,799	556,406	99,921	(7,042)	17,600	1,129,040
NT International Growth Fund	1,141,183	1,579,988	224,311	(28,141)	56,910	2,382,397
NT International Small-Mid Cap Fund	464,598	539,093	84,228	(5,245)	5,534	940,494
NT International Value Fund	1,035,973	1,461,173	294,433	(42,697)	31,317	2,108,451
High-Yield Fund	286,434	346,958	57,517	(5,149)	23,210	585,252
Inflation-Adjusted Bond Fund	573,068	696,472	130,667	(3,969)	15,540	1,178,147
NT Diversified Bond Fund	1,456,826	1,966,694	487,048	(4,757)	64,897	3,011,930
Global Bond Fund	581,840	683,840	138,540	(1,550)	4,217	1,183,927
	$19,006,325	$22,843,160	$4,143,274	$(393,630)	$1,343,280	$38,130,878

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund and Inflation-Adjusted Bond Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

51

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2060 Portfolio R6(3)
NT Core Equity Plus Fund	—	$17,071	$1,913	$(23)	$148	$15,721
NT Disciplined Growth Fund	—	13,085	1,442	(2)	28	12,240
NT Equity Growth Fund	—	40,514	4,576	4	254	37,586
NT Growth Fund	—	41,287	4,740	(11)	192	38,491
NT Heritage Fund	—	25,250	2,881	(86)	138	23,597
NT Large Company Value Fund	—	54,114	6,288	(10)	513	49,752
NT Mid Cap Value Fund	—	25,360	2,875	26	206	23,613
NT Small Company Fund	—	14,949	1,784	(42)	81	13,966
NT Emerging Markets Fund	—	23,984	2,768	(20)	8	22,603
NT Global Real Estate Fund	—	11,035	1,152	(9)	21	10,585
NT International Growth Fund	—	23,149	2,595	(107)	63	21,229
NT International Small-Mid Cap Fund	—	9,525	1,037	(19)	7	8,864
NT International Value Fund	—	21,369	2,494	(71)	35	19,507
High-Yield Fund	—	5,713	601	(1)	60	5,230
Inflation-Adjusted Bond Fund	—	11,539	1,190	(9)	56	10,496
NT Diversified Bond Fund	—	28,942	3,037	(18)	139	26,225
Global Bond Fund	—	11,468	1,186	(3)	4	10,483
	—	$378,354	$42,559	$(401)	$1,953	$350,188

(1)
Underlying fund investments represent R6 Class for all funds, except Institutional Class for NT Core Equity Plus Fund, NT Disciplined Growth Fund, NT Equity Growth Fund, NT Small Company Fund and Inflation-Adjusted Bond Fund.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	September 30, 2015 (fund inception) through July 31, 2016.

6. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets.

7. Fair Value Measurements

The funds’ investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds' portfolio holdings.

52

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 (except as noted) were as follows:

	2016		2015
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term capital gains	Ordinary Income	Long-term capital gains
One Choice In Retirement Portfolio R6	$2,087,928	—	$612,271	$509,662
One Choice 2020 Portfolio R6	$2,313,495	$1,924,395	$1,323,467	$317,270
One Choice 2025 Portfolio R6	$2,567,789	$2,049,656	$1,240,560	$208,717
One Choice 2030 Portfolio R6	$2,648,232	$2,142,252	$1,167,424	$264,890
One Choice 2035 Portfolio R6	$2,059,984	$2,074,396	$1,031,122	$247,205
One Choice 2040 Portfolio R6	$1,690,393	$1,856,352	$863,423	$251,973
One Choice 2045 Portfolio R6	$1,485,878	$1,622,942	$742,061	$198,912
One Choice 2050 Portfolio R6	$992,051	$1,173,888	$511,016	$150,367
One Choice 2055 Portfolio R6	$459,353	$530,591	$223,186	$4,563
One Choice 2060 Portfolio R6(1)	$380	—	N/A	N/A

(1) September 30, 2015 (fund inception) through July 31, 2016.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
Federal tax cost of investments	$139,729,537	$195,906,083	$227,458,923	$227,074,309	$179,788,163
Gross tax appreciation of investments	$1,395,564	$2,092,010	$3,019,934	$2,836,276	$2,269,640
Gross tax depreciation of investments	(833,666)	(1,594,549)	(1,686,995)	(1,933,332)	(1,563,244)
Net tax appreciation (depreciation) of investments	$561,898	$497,461	$1,332,939	$902,944	$706,396
Undistributed ordinary income	$156,316	$1,084,696	$1,230,428	$1,187,069	$888,744
Accumulated long-term gains	$2,084,465	$3,110,440	$3,466,102	$3,777,577	$2,959,504

	One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
Federal tax cost of investments	$148,673,865	$113,719,884	$76,287,709	$37,921,877	$336,409
Gross tax appreciation of investments	$1,739,932	$1,529,166	$1,034,808	$515,310	$13,779
Gross tax depreciation of investments	(1,516,076)	(1,238,463)	(1,076,861)	(306,309)	—
Net tax appreciation (depreciation) of investments	$223,856	$290,703	$(42,053)	$209,001	$13,779
Undistributed ordinary income	$716,198	$532,651	$339,299	$164,692	$876
Accumulated long-term gains	$2,687,132	$2,370,039	$1,671,595	$806,065	$908

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

53

9. Reorganization

On December 9, 2014, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of One Choice® 2015 Portfolio R6, one fund in a series issued by the corporation, were transferred to One Choice In Retirement Portfolio R6 in exchange for shares of One Choice In Retirement Portfolio R6. One Choice 2015 Portfolio R6 had reached its most conservative planned target asset allocation and its asset mix matched that of One Choice In Retirement Portfolio R6. The reorganization was executed to combine two funds that had the same target asset allocations, both funds’ investment objectives and strategies were substantially similar and their total expense ratios were expected to be the same. The financial statements and performance history of One Choice In Retirement Portfolio R6 survived after the reorganization. The reorganization was effective as of the close of the NYSE on March 27, 2015.

The reorganization was accomplished by a tax-free exchange of shares. On March 27, 2015, One Choice 2015 Portfolio R6 exchanged its shares for shares of One Choice In Retirement Portfolio R6 as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
One Choice 2015 Portfolio R6 – R6 Class	4,266,394	One Choice In Retirement Portfolio R6 – R6 Class	4,307,104

The net assets of One Choice 2015 Portfolio R6 and One Choice In Retirement Portfolio R6 immediately before the reorganization were $45,158,345 and $21,165,837, respectively. One Choice 2015 Portfolio R6's unrealized appreciation of $337,454 was combined with that of One Choice In Retirement Portfolio R6. Immediately after the reorganization, the combined net assets were $66,324,182.

Assuming the reorganization had been completed on August 1, 2014, the beginning of the annual reporting period, the pro forma results of operations for the year ended July 31, 2015 are as follows:

Net investment income (loss)	$1,277,071
Net realized and unrealized gain (loss)	756,159
Net increase (decrease) in net assets resulting from operations	$2,033,230

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of One Choice 2015 Portfolio R6 that have been included in the One Choice In Retirement Portfolio R6 Statement of Operations since March 27, 2015.

54

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice In Retirement Portfolio R6 — R6 Class
2016	$10.49	0.20	0.10	0.30	(0.19)	(0.01)	(0.20)	$10.59	2.98%	0.00%(4)	1.94%	22%	$140,291
2015	$10.62	0.17	0.26	0.43	(0.25)	(0.31)	(0.56)	$10.49	4.14%	0.00%(4)	1.59%	42%	$80,452
2014	$10.00	0.23	0.61	0.84	(0.22)	—	(0.22)	$10.62	8.46%	0.00%(4)	2.16%	34%	$11,492
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2020 Portfolio R6 — R6 Class
2016	$10.93	0.21	0.10	0.31	(0.18)	(0.15)	(0.33)	$10.91	2.92%	0.00%(4)	1.97%	17%	$196,403
2015	$10.77	0.23	0.25	0.48	(0.24)	(0.08)	(0.32)	$10.93	4.55%	0.00%(4)	2.07%	26%	$119,077
2014	$10.00	0.25	0.67	0.92	(0.15)	—	(0.15)	$10.77	9.24%	0.00%(4)	2.36%	43%	$42,086
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2025 Portfolio R6 — R6 Class
2016	$11.11	0.21	0.08	0.29	(0.19)	(0.15)	(0.34)	$11.06	2.81%	0.00%(4)	2.01%	12%	$228,792
2015	$10.85	0.22	0.33	0.55	(0.24)	(0.05)	(0.29)	$11.11	5.05%	0.00%(4)	1.97%	27%	$123,508
2014	$10.00	0.22	0.78	1.00	(0.15)	—	(0.15)	$10.85	10.04%	0.00%(4)	2.04%	18%	$40,765
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2030 Portfolio R6 — R6 Class
2016	$11.22	0.22	0.02	0.24	(0.19)	(0.16)	(0.35)	$11.11	2.33%	0.00%(4)	2.06%	11%	$227,977
2015	$10.88	0.22	0.42	0.64	(0.23)	(0.07)	(0.30)	$11.22	5.94%	0.00%(4)	1.96%	27%	$125,170
2014	$10.00	0.23	0.81	1.04	(0.16)	—	(0.16)	$10.88	10.48%	0.00%(4)	2.13%	23%	$36,277
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2035 Portfolio R6 — R6 Class
2016	$11.37	0.22	(0.03)(8)	0.19	(0.19)	(0.21)	(0.40)	$11.16	1.86%	0.00%(4)	2.06%	11%	$180,495
2015	$10.93	0.23	0.50	0.73	(0.23)	(0.06)	(0.29)	$11.37	6.74%	0.00%(4)	2.00%	28%	$94,600
2014	$10.00	0.24	0.87	1.11	(0.18)	—	(0.18)	$10.93	11.18%	0.00%(4)	2.19%	12%	$31,453
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2040 Portfolio R6 — R6 Class
2016	$11.46	0.22	(0.06)(8)	0.16	(0.19)	(0.22)	(0.41)	$11.21	1.62%	0.00%(4)	2.08%	15%	$148,898
2015	$11.01	0.24	0.54	0.78	(0.25)	(0.08)	(0.33)	$11.46	7.15%	0.00%(4)	2.08%	25%	$79,603
2014	$10.00	0.24	0.96	1.20	(0.19)	—	(0.19)	$11.01	12.13%	0.00%(4)	2.25%	11%	$27,859
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2045 Portfolio R6 — R6 Class
2016	$11.57	0.23	(0.08)(8)	0.15	(0.20)	(0.25)	(0.45)	$11.27	1.56%	0.00%(4)	2.09%	9%	$114,011
2015	$11.06	0.24	0.61	0.85	(0.26)	(0.08)	(0.34)	$11.57	7.72%	0.00%(4)	2.11%	29%	$60,848
2014	$10.00	0.23	1.02	1.25	(0.19)	—	(0.19)	$11.06	12.62%	0.00%(4)	2.13%	12%	$22,698
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2050 Portfolio R6 — R6 Class
2016	$11.58	0.22	(0.08)(8)	0.14	(0.20)	(0.27)	(0.47)	$11.25	1.43%	0.00%(4)	2.08%	7%	$76,246
2015	$11.07	0.24	0.61	0.85	(0.26)	(0.08)	(0.34)	$11.58	7.76%	0.00%(4)	2.11%	26%	$42,162
2014	$10.00	0.23	1.05	1.28	(0.21)	—	(0.21)	$11.07	12.88%	0.00%(4)	2.11%	13%	$16,981
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2055 Portfolio R6 — R6 Class
2016	$11.76	0.22	(0.08)(8)	0.14	(0.21)	(0.26)	(0.47)	$11.43	1.39%	0.00%(4)	2.02%	14%	$38,131
2015	$11.16	0.24	0.63	0.87	(0.26)	(0.01)	(0.27)	$11.76	7.90%	0.00%(4)	2.08%	25%	$19,006
2014	$10.00	0.13	1.19	1.32	(0.16)	—	(0.16)	$11.16	13.22%	0.00%(4)	1.14%	23%	$7,209
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2060 Portfolio R6 — R6 Class
2016(6)	$10.00	0.13	0.90	1.03	(0.15)	—	(0.15)	$10.88	10.39%	0.00%(4)(7)	1.47%(7)	45%	$350

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	For the one day period ended July 31, 2013 (fund inception).

(6)	September 30, 2015 (fund inception) through July 31, 2016.

(7)	Annualized.

(8)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Asset Allocation Portfolios, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice In Retirement Portfolio R6, One Choice 2020 Portfolio R6, One Choice 2025 Portfolio R6, One Choice 2030 Portfolio R6, One Choice 2035 Portfolio R6, One Choice 2040 Portfolio R6, One Choice 2045 Portfolio R6, One Choice 2050 Portfolio R6, One Choice 2055 Portfolio R6, and One Choice 2060 Portfolio R6, ten of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”), as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (as to One Choice 2060 Portfolio R6, the related statement of operations, statement of changes in net assets, and financial highlights for the period from September 30, 2015 (inception date) through July 31, 2016). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2016

58

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

59

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

60

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

61

Approval of Management Agreement

At a meeting held on June 29, 2016, the Funds’ Board of Directors (the “Board) unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.
In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided by the Advisor to each Fund;

•	the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of each Fund, including data comparing each Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning each Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ other service providers;

•	financial data showing the cost of services provided to each Fund and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by each Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Funds.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.
Factors Considered
The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval of the management agreement. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

62

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing each Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.
Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified with respect to a fund, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.
Shareholder and Other Services. Under the management agreement, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain

63

effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.
Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the Funds’ management agreement, and the reasonableness of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.
Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.
Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund indirectly bears its pro rata share of the expenses incurred by the underlying funds. Each underlying fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). The Board concluded that the underlying fund expenses incurred by each Fund were reasonable in light of the services provided to each Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.
Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.
Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-

64

dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.
Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management agreement between the Funds and the Advisor is fair and reasonable in light of the services provided and should be renewed.

65

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds’ investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s
website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

66

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2016.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2016 as qualified for the corporate dividends received deduction.

One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
$523,439	$752,422	$842,531	$905,104	$727,215

One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
$651,121	$562,625	$395,046	$195,035	$389

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2016.

One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
$75,211	—	$34,991	$57,127	$61,769

One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
$25,664	$111,833	$60,306	$24,099	—

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2016.

One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
—	$1,924,395	$2,049,656	$2,142,252	$2,074,396

One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
$1,856,352	$1,622,942	$1,173,888	$530,591	—

For the fiscal year ended July 31, 2016, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice In Retirement Portfolio R6	$13,072	0.0010	$95,524	0.0072
One Choice 2020 Portfolio R6	$21,700	0.0012	$157,657	0.0088
One Choice 2025 Portfolio R6	$27,485	0.0013	$200,999	0.0097
One Choice 2030 Portfolio R6	$33,367	0.0016	$244,409	0.0119
One Choice 2035 Portfolio R6	$29,083	0.0018	$213,746	0.0132
One Choice 2040 Portfolio R6	$26,813	0.0020	$194,875	0.0147
One Choice 2045 Portfolio R6	$22,882	0.0023	$165,651	0.0164
One Choice 2050 Portfolio R6	$16,209	0.0024	$117,303	0.0173
One Choice 2055 Portfolio R6	$7,804	0.0023	$56,793	0.0170
One Choice 2060 Portfolio R6	$9	0.0003	$63	0.0020

67

Notes

68

Contact Us	ipro.americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Services for the Deaf	711

American Century Asset Allocation Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90169 1609

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, Stephen E. Yates and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $195,129
FY 2016:    $208,075

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $95,500
FY 2016:    $95,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Asset Allocation Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	September 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	September 27, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	September 27, 2016